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                                     UBS RMA
                             MONEY MARKET PORTFOLIO
                            U.S. GOVERNMENT PORTFOLIO
                                  TAX-FREE FUND
                         CALIFORNIA MUNICIPAL MONEY FUND
                         NEW JERSEY MUNICIPAL MONEY FUND
                          NEW YORK MUNICIPAL MONEY FUND
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                       STATEMENT OF ADDITIONAL INFORMATION

     The six funds named above are professionally managed money market funds organized as open-end investment companies or series of open-end investment companies. UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio are diversified series of UBS RMA Money Fund Inc., and UBS RMA Tax-Free Fund Inc. also is a diversified fund. UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund are non-diversified series of UBS Managed Municipal Trust; UBS RMA New Jersey Municipal Money Fund is a non-diversified series of UBS Municipal Money Market Series.

     The funds' investment advisor and administrator is UBS Financial Services Inc. UBS Global Asset Management (US) Inc. ("UBS Global AM") is the funds' principal underwriter, sub-advisor and sub-administrator. UBS Financial Services Inc. and UBS Global AM are indirect wholly owned subsidiaries of UBS AG.

     Portions of the funds' Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report without charge by calling toll-free 1-800-762 1000.

     This SAI is not a prospectus and should be read only in conjunction with the funds' current Prospectus, dated August 30, 2005. A copy of the Prospectus may be obtained by contacting any Financial Advisor at UBS Financial Services Inc. or correspondent firm or by calling 1-800-762 1000. The Prospectus also contains more complete information about each fund. You should read it carefully before investing. This SAI is dated August 30, 2005.

                                TABLE OF CONTENTS

                                                                                                        PAGE
                                                                                                        ----
     The Funds and Their Investment Policies                                                               2
     The Funds' Investments, Related Risks and Limitations                                                 5
     Disclosure of Portfolio Holdings                                                                     45
     Organization of the Funds; Directors/Trustees and Officers; Principal Holders and Management
       Ownership of Securities                                                                            48
     Investment Advisory, Administration and Principal Underwriting Arrangements                          60
     Portfolio Transactions                                                                               82
     Additional Purchase and Redemption Information; Financial Institutions                               83
     Valuation of Shares                                                                                  84
     Taxes                                                                                                84
     Other Information                                                                                    92
     Financial Statements                                                                                 93

                     THE FUNDS AND THEIR INVESTMENT POLICIES

     Each fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of a fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

     Each fund is a money market fund that invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt-obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Each fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

     Each fund may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by its board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First Tier Securities include US government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security,
(4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality.

     Each fund (other than Money Market Portfolio) will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name.

     The funds have not repeated the above noted parenthetical regarding borrowings each time a percentage test is recited; however, the funds will interpret these name-related policies as if the following phrase appeared immediately after the words "net assets": "(plus the amount of any borrowing for investment purposes)." If subsequent to an investment, a fund's 80% policy is no longer met (E.G., a fund receives a very large influx of cash to invest from new shareholders), then, under normal circumstances, the fund's future investments will be made in a manner that will bring the fund's investments back in line with the 80% threshold.

MONEY MARKET PORTFOLIO

     Money Market Portfolio's investment objective is to provide maximum current income consistent with liquidity and conservation of capital. The fund's investments include (1) US and non-US government securities, (2) obligations of US and non-US banks, (3) commercial paper and other short-term obligations of US and non-US corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities.

     The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

     The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined above) of a single issuer for a period of up to three business days. The fund may purchase only US dollar denominated obligations of non-US issuers.

     The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income.

     See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies.

U.S. GOVERNMENT PORTFOLIO

     U.S. Government Portfolio's investment objective is to provide maximum current income consistent with liquidity and the conservation of capital. Under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. The fund may also invest in the securities of other investment companies that invest in these instruments. U.S. Government Portfolio's 80% policy, as described above, is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy.

     The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies.

TAX-FREE FUND

     Tax Free Fund's investment objective is to provide maximum current income exempt from federal income tax consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in investments the income from which is exempt from federal income tax. The fund invests primarily in money market instruments issued by states, municipalities, public authorities and other issuers, the interest on which is exempt from federal income tax ("municipal securities"). The fund also may purchase participation interests in municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from its 80% policy without the approval of its shareholders.

     Under normal market conditions, the fund intends to invest in municipal securities that pay AMT exempt interest -- that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM's judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in municipal securities that pay interest that is an item of tax preference for purposes of the AMT.

     The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined below) of a single issuer for a period of up to three business days. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies.

CALIFORNIA MUNICIPAL MONEY FUND

     California Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in California municipal securities. "California municipal securities" are securities issued by or on behalf of the State of California, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as California personal income tax. The fund also may purchase participation interests in California municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from this 80% policy without the approval of its shareholders.

     Under normal market conditions, the fund intends to invest in California municipal securities that pay AMT exempt interest -- that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM's judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in California municipal securities that pay interest that is an item of tax preference for purposes of the AMT.

     As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies.

NEW JERSEY MUNICIPAL MONEY FUND

     New Jersey Municipal Money Fund's investment objective is the maximization of current income exempt from federal income tax and New Jersey personal income tax for residents of the State of New Jersey, consistent with the preservation of capital and the maintenance of liquidity. Under normal circumstances, the fund will invest at least 80% of its net assets in New Jersey municipal securities. "New Jersey municipal securities" are securities issued by or on behalf of the State of New Jersey, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New Jersey personal income tax. The fund also may purchase participation interests in New Jersey municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from this 80% policy without the approval of its shareholders.

     Under normal circumstances, the fund may invest only up to 20% of its net assets in New Jersey municipal securities that pay interest that is an item of tax preference for purposes of the federal alternative minimum tax ("AMT").

     As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 15% of its net assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies.

NEW YORK MUNICIPAL MONEY FUND

     New York Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in New York municipal securities. "New York municipal securities" are securities issued by or on behalf of the State of New York, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes. The fund also may purchase participation interests in New York municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from the 80% policy without the approval of its shareholders.

     Under normal market conditions, the fund intends to invest in New York municipal securities that pay AMT exempt interest -- that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM's judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in New York municipal securities that pay interest that is an item of tax preference for purposes of the AMT.

     As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations" for more information regarding borrowing. The fund may invest in the securities of other investment companies.

              THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

     The following supplements the information contained in the funds' Prospectus and above concerning each fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or SAI, no fund has established policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The funds may invest in these instruments to the extent consistent with their investment objectives.

     YIELDS AND CREDIT RATINGS OF MONEY MARKET INSTRUMENTS; FIRST TIER SECURITIES. The yields on the money market instruments in which each fund invests (such as US government securities, commercial paper, bank obligations and municipal securities) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

     Subsequent to its purchase by a fund, an issue may cease to be rated or its rating may be reduced. If a security in a fund's portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, a fund's board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

     Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax and (when available) from the AMT, California personal income tax, New Jersey personal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither UBS Global AM nor a fund will review the proceedings relating to the issuance of municipal securities or the basis for these opinions. An issuer's obligations under its municipal securities are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by a fund or the exempt-interest dividends received by a fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal securities may be materially and adversely affected.

     U.S. GOVERNMENT SECURITIES. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. These US government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

     Money Market Portfolio and U.S. Government Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

     COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Money Market Portfolio may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission ("SEC"). Descriptions of certain types of short-term obligations are provided below.

     ASSET-BACKED SECURITIES. The funds may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. For taxable money market funds, these assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Certain municipal securities are also structured as asset-backed securities. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

     VARIABLE AND FLOATING RATE SECURITIES AND DEMAND INSTRUMENTS. Money Market Portfolio and US Government Portfolio may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by US government agencies or instrumentalities or guaranteed by the US government. In addition, Money Market Portfolio may purchase variable and floating rate securities of other issuers, and the municipal money market funds may purchase variable and floating rate securities of municipal issuers, including tender option bonds. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives a fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. A fund's investments in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The funds will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

     Generally, a fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to a fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

     AUCTION RATE AND REMARKETED PREFERRED STOCK. Each fund may purchase certain types of auction rate preferred stock ("ARPS") and/or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of

ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

     The funds' investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies. See "The Funds' Investments, Related Risks and Limitations -- Investments in Other Investment Companies."

     VARIABLE AMOUNT MASTER DEMAND NOTES. Money Market Portfolio may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

     INVESTING IN NON-US SECURITIES. Money Market Portfolio's investments in US dollar denominated securities of non-US issuers may involve risks that are different from investments in US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of non-US deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as US issuers. The fund's investments in securities issued by US finance subsidiaries of non-US banks may involve similar risks to the extent a non-US bank is deemed to support its US finance subsidiary. US finance subsidiaries of non-US banks may not be subject to regulation by US state or federal banking regulations.

     CREDIT AND LIQUIDITY ENHANCEMENTS. A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

     ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days, restricted securities and municipal lease obligations (including certificates of participation) other than those UBS Global AM has determined are liquid pursuant to guidelines established by each fund's board. A fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

     Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

     Not all restricted securities are illiquid. A large institutional market has developed for many US and non-US securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of US and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

     Each board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes, or are expected to make quotes, for the security, (3) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in each fund's portfolio and reports periodically on such decisions to the applicable board.

     In making determinations as to the liquidity of municipal lease obligations, UBS Global AM will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, UBS Global AM does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

     UBS Global AM also monitors each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of a fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

     REPURCHASE AGREEMENTS. Money Market Portfolio and U.S. Government Portfolio each may enter into repurchase agreements with respect to any security in which it is authorized to invest, except that securities subject to repurchase agreements may have maturities in excess of 13 months. Each municipal money market fund may enter into repurchase agreements with respect to US government securities, commercial paper, bank certificates of deposit and bankers' acceptances. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to a fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

     Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and a fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts."

     COUNTERPARTIES. A fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the funds do business.

     OPERATIONS RISK. Each fund is subject to the risk that it may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in a fund's incurring a loss or missing an opportunity to make an alternative investment.

     A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. Each fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. Each municipal money market fund expects that commitments to purchase when-issued or delayed delivery securities normally will not exceed 25% of its assets (20% in the case of New Jersey Municipal Money Fund). See also "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts."

     INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other money market funds and in certain securities of closed-end investment companies, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. A fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. Each fund may invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity. See also "The Funds' Investments, Related Risks and Limitations -- Auction Rate and Remarketed Preferred Stock."

     LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with the fund's custodian (or a sub-custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. Each fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. Each fund will regain ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in a fund's interest.

     Pursuant to procedures adopted by the board of each fund governing the fund's securities lending program, UBS Securities LLC ("UBS Securities"), another indirect wholly owned subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board of each fund also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. The board periodically reviews all portfolio securities loan transactions for which UBS Securities has acted as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under each fund's securities lending program.

     SEGREGATED ACCOUNTS. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

CERTAIN POLICIES OF THE MUNICIPAL MONEY MARKET FUNDS

     Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund may be referred to collectively as the "municipal money market funds."

     NON-DIVERSIFIED STATUS OF SINGLE STATE MUNICIPAL MONEY MARKET FUNDS. California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund are "non-diversified funds," as that term is defined in the Investment Company Act. In general, a non-diversified fund is not subject to certain limitations on its ability to invest more than 5% of its total assets in securities of a single issuer with respect to 75% of its assets. Rule 2a-7 under the Investment Company Act, however, imposes more stringent diversification requirements on money market funds. For single state municipal money market funds, Rule 2a-7 generally requires that the securities of a single issuer may not exceed 5% of the fund's total assets with respect to at least 75% of its assets. Nonetheless, a single state municipal money market fund may be subject to greater risk than a money market fund that is more "diversified," because changes in the financial condition of a single issuer may cause greater fluctuations in its yield or in its ability to maintain a constant net asset value per share.

     TYPES OF MUNICIPAL SECURITIES. Each municipal money market fund may invest in a variety of municipal securities, as described below:

     MUNICIPAL BONDS -- Municipal bonds are debt obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied "moral obligation" of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations. Custodial receipts that represent an ownership interest in one or more municipal bonds also are considered to be municipal bonds. Various types of municipal bonds are described in the following sections.

     MUNICIPAL LEASE OBLIGATIONS -- Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The municipal money market funds generally invest in municipal lease obligations through certificates of participation.

     Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

     Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a municipal money market fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

     INDUSTRIAL DEVELOPMENT BONDS ("IDBs") AND PRIVATE ACTIVITY BONDS ("PABs") -- IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent a fund invests in PABs, shareholders generally will be required to treat a portion of their exempt-interest dividends from that fund as a "Tax Preference Item." See "Taxes" below. Each municipal money market fund may invest more than 25% of its assets in IDBs and PABs.

     PARTICIPATION INTERESTS -- Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by financial institutions. These interests carry a demand feature permitting the holder to tender them back to the financial institution, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the financial institution. The credit standing of such financial institution affects the credit quality of the participation interests.

     A participation interest gives a municipal money market fund an undivided interest in a municipal bond owned by a financial institution. The fund has the right to sell the instruments back to the financial institution. As discussed above under "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements," to the extent that payment of an obligation is backed by a letter of credit, guarantee or liquidity support arrangement from a financial institution, that payment may be subject to the financial institution's ability to satisfy that commitment. UBS Global AM will monitor the pricing, quality and liquidity of the participation interests held by a municipal money market fund, and the credit standing of financial institutions issuing letters of credit or guarantees supporting those participation interests on the basis of published financial information, reports of rating services and financial institution analytical services.

     PUT BONDS -- A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

     If a municipal money market fund holds a bond subject to a "one time only" put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If a bond has a series of puts after the first put, it will be held as long as, in the judgment of UBS Global AM, it is in the fund's best interest to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond on the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer or to a third party.

     TENDER OPTION BONDS -- Tender option bonds are long-term municipal securities sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (the "tender option"). The municipal money market funds may invest in bonds with tender options that may be exercisable at intervals ranging from daily to 397 days, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities, and may be subject to other conditions. Therefore, a fund's ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

     TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES -- Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term securities. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

     MORTGAGE SUBSIDY BONDS -- The municipal money market funds also may purchase mortgage subsidy bonds with a remaining maturity of less than 13 months that are issued to subsidize mortgages on single family homes and "moral obligation" bonds with a remaining maturity of less than 13 months that are normally issued by special purpose public authorities. In some cases the repayment of these bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations).

     STAND-BY COMMITMENTS. A municipal money market fund may acquire stand-by commitments under unusual market conditions to facilitate portfolio liquidity. Pursuant to a stand-by commitment, a municipal bond dealer agrees to purchase the securities that are the subject of the commitment at an amount equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium and plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased, whichever is later.

     A municipal money market fund will enter into stand-by commitments only with those banks or other dealers that, in the opinion of UBS Global AM, present minimal credit risk. A fund's right to exercise stand-by commitments will be unconditional and unqualified. Stand-by commitments will not be transferable by a fund, although a fund may sell the underlying securities to a third party at any time. A fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment will not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by a fund will be valued at zero in determining net asset value. Whether a fund paid directly or indirectly for a stand-by commitment, its cost will be treated as unrealized depreciation and will be amortized over the period the fund holds the commitment.

     TEMPORARY AND DEFENSIVE INVESTMENTS. When UBS Global AM believes that there is an insufficient supply of the type of municipal securities in which a municipal money market fund primarily invests, or during other unusual market conditions, that fund may temporarily invest all or any portion of its net assets in other types of municipal securities. In addition, when UBS Global AM believes that there is an insufficient supply of any type of municipal securities or that other circumstances warrant a defensive posture, each municipal money market fund may hold cash and may invest all or any portion of its net assets in taxable money market instruments, including repurchase agreements. To the extent a municipal money market fund holds cash, such cash would not earn income and would reduce the fund's yield.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

     The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on local government obligations in the event of default or financial difficulty.

GENERAL

     Following several years of very strong growth in the late 1990's, which produced large State revenue surpluses, the State's financial condition started to worsen since the start of 2001, with the combination of a mild Statewide economic recession (but with a severe downturn in the high technology sector centered in the San Francisco Bay Area) and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels since mid-2000. By 2002, the State faced a budget "gap" of more than $23 billion, over 25% of its General Fund revenue. See "Recent Financial Results -- Fiscal Year 2002-03 Budget" below. Revenues in the 2002-03 fiscal year proved to be substantially lower than projections, largely because of continued weakness in the economy and stock markets. By May 2003, the Governor reported that that a budget gap of over $30 billion (after about $7 billion of budget actions had been taken earlier in 2003) would have to be addressed for the balance of the 2002-03 fiscal year and the upcoming 2003-04 fiscal year. See "Recent Financial Results -- Continuing Budget Shortfall" below.

     Strong partisan disagreement in the Legislature about the appropriate combination of spending reductions and revenue increases needed to close this gap led to a delay of almost one month in enactment of the 2003-04 fiscal year budget. In its final form it resembled the Governor's proposals with a combination of large spending cuts, fund transfers, deferrals and loans, and issuance of bonds to spread out repayment of a $10.7 billion accumulated budget deficit over several years. There were no net revenue increases except for an administrative action to raise vehicle license fees which will have the result of reducing State General Fund expenditures by about $4 billion per year. The final budget compromise recognized expressly that the balancing of the 2003-04 budget used a number of one-time budget measures and borrowings, and that there was a structural deficit of about $8 billion built into the 2004-05 fiscal year budget which would have to be addressed. The sluggish economy and cuts in State aid will adversely affect local government finances in 2003 and beyond.

     California revenues began recovering in 2003 and showed solid growth in 2004. The outlook for 2005 and 2006 is for continued gains. Therefore, revenue expectations have improved from what was projected at the time the 2004 Budget Act was enacted. Since that time, the General Fund revenue forecast for major taxes and licenses has increased by $1.2 billion for the past and current years combined, with total 2004-05 revenues and transfers estimated at $78.2 billion. In addition, a year-over-year increase of 6.8% in revenues (not including transfers), or $5.3 billion, to $83.2 billion is expected for 2005-06. The revenue increase includes significant gains in the three major taxes: personal income tax, sales tax and corporation tax.

ECONOMIC FACTORS

     California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 35 million represents about 12 1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990's. The bulk of population growth in the State is due to births and foreign immigration.

     Total personal income in the State, at an estimated $1,139 billion in 2002, accounts for almost 13% of all personal income in the nation. Total employment is over 16 million, the majority of which is in the service, trade and manufacturing sectors.

     Following a severe recession in the early 1990's, California began a period of strong growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped to under 5%, its lowest level in three decades. In 2001, the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade also slowed since the start of 2001 reflecting weakness in overseas economies (particularly in Asia). The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, economic decline in tourism-based areas. Job losses have been concentrated in the San Francisco Bay Area, particularly in high technology industries; economic conditions have been better in other parts of the State. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002. Between June 2002 and June 2003, the State lost a net of 51,000 non-farm jobs, and unemployment reached just below 7%. Personal income rose by only 1% in 2002. Residential construction and home sales remained strong into the first half of 2003, in part due to low interest rates, but nonresidential construction declined for the second consecutive year in 2002. The California economy strengthened in 2004, but the Department of Finance projected that the growth would slow in 2005 and 2006.

     Both the California economy and the national economy have improved since the second quarter of 2003. Output of the national economy, adjusted for inflation, has grown more strongly, and job growth has turned around more recently. Personal income growth picked up in California during 2004.

     Personal income-income received by California residents from all sources was up 5.4% from a year earlier in the first half of 2004. A year earlier, personal income was up only 2.4%. On this broad measure, the state is doing a little better than the nation, where personal income grew by 5.1% in the first half of 2004 and 2.3% in the first half of 2003.

     Like the nation, California enjoyed better job gains in 2004. In the first 11 months of 2004, California nonfarm payroll employment was 0.9% higher than a year earlier. In the first 11 months of 2003, in contrast, nonfarm payroll employment was 0.4% lower than a year earlier. The improvement in 2004 was due primarily to better job growth in construction; trade, transportation, and utilities; and the information industries. There were also smaller declines in manufacturing employment. Limiting the improvement in job growth in 2004 were larger declines in government employment and smaller gains in employment in the financial sector.

     In addition, the state's unemployment rate and the number of unemployed persons fell during 2004. However, the labor force participation rate--the percent of the civilian noninstitutional population in the labor force--remained low.

     The San Francisco Bay Area passed a milestone in the second half of the year when it began to gain jobs for the first time in almost four years. The California recession during the early 2000s was concentrated in the Bay Area. While nonfarm payroll employment remains depressed, the region should contribute to state job growth going forward.

     Construction was up in the first 11 months of 2004. Housing permits issuance (number of units) rose by 6.6% in the first 11 months of 2004 from the same months in 2003. Single-family permits were up 9.3%, while multi-family permits were up 0.1%.

     California housing markets continued to set new records in 2004, with sales up 4.1% and median prices up 20.9% in the state in the first 11 months, according to data compiled by DataQuick Information Systems. Most of the sales gain was in the first half of the year when sales were up 9.8%. During the July-to-November period, sales were off by 1.6% compared to the same five-month period a year ago. Year-over-year price gains have remained stable at the 19 to 23% level all year.

     The State's economic fate is closely tied to the nation's. In the coming year, U.S. output growth is projected to slow somewhat, but wage and salary and personal income growth is expected to pick up slightly. California is expected to track the national economy on these measures.

     Personal income growth is forecasted to expand by 5.8% in 2005, 6% in 2006, and 5.8% in 2007--all slightly faster than the corresponding rates for the nation. The improvement reflects better job growth, increases in base wages and salaries, and a stock market-induced increase in bonus and stock option income in the next three years.

     Nonfarm employment, which is on track to grow by 1% in 2004, is projected to grow by 1.8% in both 2005 and 2006 and 1.7% in 2007. The strongest growth in 2005 is expected in construction, aerospace products and parts manufacturing, transportation and warehousing, motion picture and sound recording, professional and business services, and private educational and health services. The state's unemployment rate is forecast to average 6.2% in 2005, unchanged from 2004.

     Home building will slow somewhat in 2005, 2006, and 2007 after exceeding 200,000 units permitted in 2004. Higher mortgage rates will take some steam out of home sales.

CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS

     LIMITATION ON PROPERTY TAXES -- Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on AD VALOREM property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits the rate of AD VALOREM property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise AD VALOREM taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% AD VALOREM tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the US Supreme Court in 1992.

     Article XIIIA prohibits local governments from raising revenues through AD VALOREM taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

     LIMITATIONS ON OTHER TAXES, FEES AND CHARGES -- On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

     Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

     Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an AD VALOREM tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property-related service." All new and existing property-related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property-related service or which are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property-related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property-related" for purposes of Article XIIID), no property-related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

     In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

     The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

     APPROPRIATIONS LIMITS -- The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between governmental units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

     "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may, by voter approval, exceed their spending limits for up to four years. Because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $975 million above the limit. However, since the State was $2.1 billion below its limit in fiscal year 2000-01, resulting in no excess over the two-year period, no refunds were made. The 1999-2000 fiscal year was the only fiscal year since the late 1980's when State appropriations were above the limit. The State Department of Finance estimates that the State will be about $9.3 billion below its appropriation limit in the 2004-05 fiscal year and about $9.7 billion below the limit in 2004-05.

     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA

     Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of April 1, 2005, the State had outstanding approximately $34.3 billion of long-term general obligation bonds and $7.1 billion of lease-purchase debt supported by the State General Fund. The State has issued $1.4 billion of variable rate general obligation bonds, representing 4.0 percent of the State's total outstanding general obligation bonds as of May 1, 2004. California voters approved bond initiative measures to issue $3 billion in bonds (California Stem Cell Research and Cures Act) and to issue $750 million in bonds (Children's Hospital Projects Bonds Act).

RECENT FINANCIAL RESULTS

     The principal sources of General Fund tax revenues in 2001-02 were the California personal income tax (50 percent of total tax revenues), the sales tax (33 percent), corporation taxes (8 percent), and the gross premium tax on insurance (2 percent). A large portion of personal income tax receipts was derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the late 1990's and 2000, they are particularly volatile. In preparing the most recent budget, the State took account of the recent drop in stock market levels and reduced its estimated receipts from these revenues as compared to prior years. The Administration has projected that this source of revenue will drop from 25% of all General Fund revenues in 2000-01 to 11% in 2001-02 and 8% in 2002-03; this represents the bulk of the total General Fund revenue shortfall in these two fiscal years. Personal income tax revenues are projected to be $36.4 billion in 2003-04, $39.5 billion in 2004-05 and $42.9 billion in 2005-06. Sales and use tax revenue is forecast at $23.8 billion in 2003-04, $25 billion in 2004-05 and $26.9 billion in 2005-06. Corporation tax revenues are expected to total $16.9 billion in 2003-04, $8.6 billion in 2004-05 and $9 billion in 2005-06. On March 2, 2004,
California voters approved Proposition 57, a bond act authorizing issuance of up to $15 billion of Economic Recovery Bonds to fund the accumulated State budget deficit. To repay these bonds, a new one-quarter cent sales tax became effective on July 1, 2004. This sales tax will automatically cease as soon as the bonds are repaid. Because the local portion of the sales tax will decrease on July 1, 2004, the total base statewide sales tax will remain at 7.25 percent. Revenues from the one-quarter cent sales tax are estimated at $1.136 billion in 2004-05, and approximately $1.3 billion annually thereafter.

     The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

     Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

RECENT BUDGETS

     The economy, and especially the stock markets, grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (an aggregate of more than $20 billion over the six fiscal years 1995-96 through 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $8.7 billion at June 30, 2000 and $6.3 billion at June 30, 2001. However, the SFEU balance at June 30, 2001 included as an asset, the $6.1 billion loan to the State Department of Water Resources for power purchases (see "Cash Flow Requirements" below), and the General Fund's available cash at that date was considerably less. The balance at June 30, 2002 was estimated as negative $3.5 billion, which increased to an estimated negative $10.7 billion by June 30, 2003.

     The growth in General Fund revenues 1994-95 resulted in significant increases in State funding for local school districts under Proposition 98. From the 1994-95 level of about $4,200 per pupil, annual State funding has increased to just above $7,000 per pupil in FY 2003-04. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.

     Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000 and additional increases in 2000-01. Caseload under CalWORKs is continuing to flatten after many years of decline. The revised CalWORKs caseload projections are 474,000 cases in 2003-04 and 465,000 in 2004-05.

     An important element of recent Budget Acts (during the years of large capital gains receipts) was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased in steps to a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds were automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% percent VLF cut was offset by transfers of about $4.2 billion annually from the General Fund. Other miscellaneous business and personal tax cuts and tax credits were of a much smaller overall amount. The recent budget shortfalls have caused the State Director of Finance to determine that the General Fund no longer has the capacity to make up the $4.2 billion annual offset of VLF fee reductions, and pursuant to existing law, the Department of Motor Vehicles is reversing the fee reductions as of October 1, 2003. This action has been challenged in court. However, after Governor Schwarzenegger took office, he issued an executive order to reinstate the General Fund offset to the VLF "as soon as administratively possible."

FISCAL YEAR 2001-02 BUDGET

     The 2001-02 Budget Act (the "2001 Budget Act") was signed on July 26, 2001. The 2001 Budget Act included $78.8 billion in General Fund expenditures, a reduction of $1.3 billion from the previous year. General Fund revenues in fiscal year 2001-02 were projected to drop to $75.1 billion, a decline of almost 4 percent from the prior year, reflecting the economic slowdown and the sharp drop in capital gains and stock option revenue. The excess of expenditures over revenues was to be funded by using a part of the budget reserve from the prior year.

     The 2001 Budget Act was projected to be able to sustain the reduced revenues without major program reductions because part of the previous 2000-01 Budget Act was for one-time spending, which did not have to be continued. The 2001 Budget Act contained much less one-time spending for capital outlay. However, General Fund revenues in 2001-02 ultimately proved to be far below projections, totaling only about $64 billion (compared to the 2001 Budget Act estimate of around $75.1 billion), largely due to reduced capital gains realizations and weaker economic activity. To partially offset this reduction, the Governor proposed, and the Legislature approved, mid-year spending cuts for 2001-02 totaling $2.3 billion. By the time of the May Revision to the Governor's Budget released in May, 2002, the Governor projected that the combined shortfall or budget "gap" between expected revenues and projected expenditures based on existing statutes totaled $23.4 billion for the two fiscal years, 2001-02 and 2002-03.

FISCAL YEAR 2002-03 BUDGET

     The magnitude of the budget gap which had to be addressed led to a substantial delay in enactment of the 2002-03 Budget Act ("2002 Budget Act") until September 5, 2002, more than two months into the fiscal year. Despite delay in approval of the Budget Act, most State operations continued based on continuing appropriation legislation, constitutional requirements or court orders. Debt service on State debt was paid, most health and welfare programs and education payments were funded, and State employees, other than elected officials and senior management employees, were paid.

     The 2002 Budget Act addressed a $23.6 billion gap between expenditures and resources through a combination of program reductions, internal loans, bond issuances, fund shifts, accelerations and transfers, and modest tax changes. Some of these actions and assumptions ultimately proved to be unavailable, and revenues in the 2002-03 fiscal year continued to decline from original projections, as economic growth stalled instead of increasing, as had been expected. The principal components of the 2002-03 budget were:

     (1) Program cost savings in the 2001-02 and 2002-03 fiscal years totaling about $7.458 billion, principally in education, health, social services and State operations. Some of the projected savings ultimately were not achieved.

     (2) The receipt of $4.5 billion in 2002-03 from the securitization (sale) of a large portion of the State's future receipt of payment from tobacco companies from the settlement of litigation against those companies, to occur in two steps. The first sale, in February 2003, produced $2.5 billion of receipts to the General Fund. The second sale, expected to produce up to $2.0 billion in April 2003, was cancelled because of turmoil in the market for such "tobacco securitizations" after an Illinois trial court rendered a judgment of $10.1 billion against Philip Morris, Inc., one of the largest tobacco manufacturers. This increased the accumulated deficit by $2 billion.

     (3) A total of $2.028 billion in loans from various funds, including $1.218 billion from transportation funds.

     (4) The shift of $1.328 billion of expenditures from the General Fund to other funding sources, such as special funds and proposed future bond funds.

     (5) The receipt of $1.2 billion additional revenues in 2002-03 from a two-year suspension of the deductibility of net operating losses provided in current law.

     (6) General Fund savings of $1.728 billion from the deferral of $1.047 billion of education expenditures from 2001-02 to early 2002-03 and $681 million of education expenditures from 2002-03 to early 2003-04. These deferrals were not expected to significantly impact underlying programs.

     (7) General Fund savings of $1.083 billion ($223 million in 2001-02 and $860 million in 2002-03) from issuing refunding bonds to pay selected maturities of general obligation bonds due between February 2002 and June 2003.

     (8) Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.081 billion. The Administration has more recently estimated only about $400 million will be received.

     (9) Additional revenue of $1.651 billion in 2002-03 due to Federal Tax Conformity and Tax Compliance ($1.081 billion); increasing the withholding on stock option and bonus income from 6 percent to 9.3 percent ($400 million); and suspending the teacher retention credit for one year ($170 million).

     (10)Accelerations and transfers from other funds to the General Fund totaling $1.585 billion.

CONTINUING BUDGET SHORTFALL

     By November 2002, reports both from the independent Legislative Analyst's Office and the Department of Finance made clear that the 2002-03 budget would fall far short of projections. The Governor called a special session of the Legislature to begin on December 9, 2002 to take up legislation for mid-year spending cuts and other budgetary actions to reduce the looming budget deficit. As part of the 2003-04 Governor's Budget proposal, released January 10, 2003 (the "2004 Governor's Budget"), the Governor called for immediate actions to reduce the budget gap by about $10.2 billion, of which $5.5 billion would be seen in 2002-03 and the balance in 2003-04. In March and April 2003, the Legislature passed budget adjustment legislation including spending reductions, deferrals, bond authorization and funding transfers totaling about $3.3 billion in fiscal year 2002-03 and about $3.6 billion in fiscal year 2003-04.

     By January 2003, the Administration estimated that General Fund revenues and transfers in 2002-03 would be about $6 billion below the estimates made when the 2002 Budget Act was adopted, primarily because of weaker than projected economic conditions and stock market prices.

FISCAL YEAR 2003-04 BUDGET

     ORIGINAL BUDGET PROPOSAL -- The 2004 Governor's Budget contained updated budget projections, indicating that for the combined 2002-03 and 2003-04 period, the nominal budget "gap" to be addressed was in the neighborhood of $35 billion. This consisted of about $17.7 billion of reduced revenues compared to earlier projections, $4.5 billion of additional expenditures, and the "loss" of $12.6 billion in budgetary resources allocated to one-time budgetary actions taken in the 2002 Budget Act which could not be duplicated (such as the sale of future tobacco settlement receipts).

     The 2004 Governor's Budget sought to close the entire $35 billion gap in the context of actions which would be completed by the end of the 2003-04 fiscal year. The plan included about $20.8 billion of spending reductions, a plan to transfer responsibility for many health and social services programs to local governments, relieving the State of over $8.1 billion of costs, and about $5.8 billion of additional funding shifts and transfers, loans, and other revenues. Certain new taxes were proposed to fund the local governments' increased costs for the programs to be shifted.

     MAY REVISION -- As noted above under "Continuing Budget Shortfall," some budget reductions were passed by the Legislature in March and April 2003, but less than the amounts requested by the Governor. In May 2003, the Governor released the May Revision to the 2004 Governor's Budget ("2004 May Revision"), which updated forecasts and provided a substantially revised budget plan for 2003-04.

     First, the 2004 May Revision estimated that the budget gap had grown to about $38.2 billion (not counting the actions already taken), largely due to the cancellation of the $2 billion tobacco securitization scheduled in April 2003, and higher caseloads in certain programs. Actual tax revenues were reported to be very close to the projections made in the 2004 Governor's Budget in January, with some small signs of recovery in personal income tax withholding and corporate tax receipts.

     In the 2004 May Revision, the Governor recognized that many of his earlier proposals required more analysis, and that many parties preferred to solve the budget problem over more than one year. Accordingly, the 2004 May Revision divided the $38.2 billion gap into three main components:

     (1) The Governor proposed to fund the estimated accumulated budget deficit as of June 30, 2003 of $10.7 billion with issuance of deficit retirement bonds during 2003-04, to be repaid from a dedicated one-half cent increase in the State sales tax, which would disappear once the bonds were repaid.

     (2) Once the accumulated deficit was removed from the books, the 2003-04 budget would be balanced with a combination of spending cuts, interfund loans and transfers, and some additional borrowing. A major assumption in the 2004 May Revision was that the State would terminate its payments to local governments to "backfill" the offset to vehicle license fees enacted several years ago, which costs the State $4.2 billion per year. The Administration expected that action could be taken under existing law to terminate the backfill and have the vehicle license fee paid by drivers increased back to the original level, so that local governments would not be harmed by this shift. The overall budget plan for 2003-04 called for revenues and transfers of $70.9 billion and expenditures of $70.4 billion, leaving a budget reserve of about $500 million.

     (3) The 2004 May Revision explicitly recognized that balancing the 2003-04 budget still left an ongoing "structural deficit," which would cause the 2004-05 budget to be about $7.9 billion out of balance in the absence of corrective action. The Governor urged the Legislature to take action during the balance of the 2003 legislative session to start to address these structural imbalances so that future budgets would not face the same pressures.

     In late June, the Director of Finance took administrative action based on his determination that the State General Fund could no longer afford to pay local governments the "backfill" designed to hold them harmless from the reduction of vehicle license fees enacted in previous years. The new, higher, levels of VLF fees were to go into effect around October 1, 2003 and were to be fully paid to local governments; however, State payments to local governments were eliminated as of July. A lawsuit was filed challenging this administrative action, but it is likely to take several years before it is resolved, and the VLF was not expected to be affected during the lawsuit. However, after Governor Schwarzenegger took office, he issued an executive order to reinstate the General Fund offset to the VLF "as soon as administratively possible."

     FINAL BUDGET ACT -- Members of the Legislature and the Governor were unable to reach agreement on a budget package before the start of the fiscal year on July 1, 2003, with strong partisan disagreements about the necessary elements of spending cuts and revenue increases needed to complete the budget. Without budget authorization, a number of spending programs were suspended as of July 1, including payments to vendors for new goods and services, some aid to local governments and schools and others; however high-priority obligations such as debt service payments continued to be made.

     The 2003-04 Budget Act was finally passed by the Legislature and signed by the Governor on August 2, 2003. It resolved the budget gap with a combination of external borrowing, spending reductions, new revenues, funding shifts and internal loans and deferrals. It assumed a year-end budget reserve at June 30, 2004 of almost $2 billion, and also assumed the 2004-05 fiscal year budget would have at least a $7.9 billion structural deficit to be closed. The principal features of the budget were as follows:

     (1) As proposed by the Governor in the 2004 May Revision, the Legislature authorized the issuance of fiscal recovery bonds designed to provide an estimated $10.7 billion of cash into the General Fund, representing the accumulated deficit as of June 30, 2003. The largest disagreement leading to delay in enacting the budget was over the method to repay the bonds. Republicans refused to approve a new tax for this purpose, as had been urged by the Governor. The final compromise resulted in an increase of 1/2 cent in the State sales tax, which would be segregated in a special fund, offset by a 1/2 cent decrease in the sales tax paid to local governments, both to be effective as of July 1, 2004. Separate legislation provides additional property tax revenue in the 2004-05 fiscal year to cities and counties at the expense of school districts. The State General Fund, in turn, will have to provide additional support starting in 2004-05 for local school districts to offset their loss of property tax revenues. A conservative legal group has indicated it will file a legal challenge to this bond plan, on the grounds that it requires voter approval. The State's legal advisers have indicated voter approval is not necessary because the bond legislation requires annual appropriation of the sales taxes to pay debt service. On March 2, 2004, California voters approved Proposition 57, a bond act authorizing issuance of up to $15 billion of Economic Recovery Bonds to fund the accumulated State budget deficit. To repay these bonds, a new one-quarter cent sales tax became effective on July 1, 2004.

     (2) The budget also assumed two other external borrowings. The first is the second part of a tobacco securitization sale, postponed from Spring 2003, designed to produce about $2 billion of General Fund revenue. The second is the sale of pension obligation bonds ("POBs") to make the 2003-04 payments due to the State Public Employee's Retirement System, in the amount of about $1.9 billion. The POB sale is presently subject to a court validation process brought by the State; the outcome and timing of this litigation is not certain.

     (3) As noted, the budget relies on substantial savings in program costs, spread across most programs. K-12 schools will receive the minimum funding required by Proposition 98, but this will result in a small decrease in per-pupil spending, to about $6,900 per pupil. Significant cuts will be made in higher education support, to be offset in part by student fee increases in the range of 30%. Other fee increases will offset reductions in support for trial courts and resources programs. Health and social service costs will be limited by foregoing cost of living increases and reducing Medi-Cal provider rates. State personnel costs will be reduced by voluntary agreements to be negotiated with employee unions or layoffs.

     (4) The budget assumed receipt of about $2.2 billion in new federal funding as a result of federal law passed to assist States. The budget also assumed the $4.2 billion annual savings resulting from the increase of the vehicle license fee. There are no other tax or revenue increases, aside from certain fees. The Governor's realignment proposal to transfer certain health and social services programs to local governments was not enacted, but will be studied further.

     (5) Final budget action in the State Assembly included agreement to adopt additional appropriations for certain selected programs, which will not be completed until the final portion of the legislative session in late August and early September of 2003, so the final budget reserve figure will be somewhat smaller than the original $2 billion estimated by the Department of Finance. Additional budget actions, including steps to address the structural deficit for 2004-05 and future years may also be taken in that session.

FISCAL YEAR 2004-05 BUDGET

     The 2004-05 Governor's Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. On May 13, 2004, the Governor released the May Revision to the 2004-05 Governor's Budget, which provided updated revenue and economic forecasts and revised budget proposals. The May Revision projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor's Budget projections. The increase in the reserve is the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both 2003-04 and 2004-05), a $1.0 billion reduction in the sale of economic recovery bonds, and a $1.112 billion increase in expenditures (over both 2003-04 and 2004-05).

     The 2004-05 Governor's Budget (as updated by the May Revision) contained the following major components:

     (1) Resetting Proposition 98 Minimum Funding Guarantee -- The level of Proposition 98 appropriations was proposed to be reset at a level approximately $2 billion less than would otherwise be required for 2004-05. This proposal requires a two-thirds vote of the Legislature.

     (2) Higher Education -- Proposed fee increases of 14 percent for undergraduate and 40 percent for graduate students at the University of California and the California State University, of which 20-33 percent would be set aside for financial aid. In fiscal year 2003-04, such fees were increased 30 percent. The proposed budget also reflects 44% increases in per unit costs for community college undergraduates and 92% increase in per unit costs for degree holders.

     (3) Health and Human Services -- The Administration proposed major reform of the Medi-Cal program. Key components included realigning eligibility standards, requiring copayments, implementing a tiered benefit structure, and conforming basic optional benefits to those offered under private plans. The Administration also proposed to increase work incentives under the CalWORKs program as well as reductions to the services and assistance payments provided under that program.

     (4) Pension Reform -- The Administration proposed to increase existing State employees' retirement contributions by one percent, pursue legislation to repeal retirement benefit enhancements implemented in 1999 for new State employees, and issue pension obligation bonds to cover a portion of the pension contributions in 2004-05 and 2005-06.

     (5) California Performance Review -- The Administration revealed its plan to conduct a fundamental review of State government that would focus on the following areas: executive branch reorganization, program performance assessment and budgeting, improved services and productivity, and acquisition reform.

     (6) Substantially Reduced External Borrowings -- The Administration proposed to issue $929 million pension obligation bonds to pay a portion of the pension obligations in 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds deposited in the Deficit Recovery Fund would be used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and the projected $9.2 billion of economic recovery proceeds (representing approximately $11.3 billion of total bond proceeds, less $2 billion deposited into the Deficit Recovery Fund).

     (7) Tax Relief -- Elimination of the VLF offset program beginning in 2004-05.

     The May Revision reflected the following major items and changes from fiscal year 2003-04:

     - $4.0 billion increase in major revenues due to the improved economic forecast;

     - $577 million of transfers to the General Fund, resulting from the issuance of pension obligation bonds in fiscal year 2004-05 to cover a portion of the pension contributions;

     - $500 million additional revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities ($150 million is expected as a result of final negotiations with the tribes);

     - $125 million additional revenues from proposed fees on Medi-Cal managed care plans (reduced in the May Revision from $300 million in the 2004-05 Governor's Budget);

     - $60 million decrease for transportation transfers (one-time transfer in 2003-04 reduced in the May Revision from $855 million in the 2004-05 Governor's Budget);

     -  $2.3 billion decrease for tobacco bonds (one-time in 2003-04);

     -  $756 million decrease for one-time transfers and loans in 2003-04.

     The May Revision projected General Fund expenditures of $77.6 billion for 2004-05, essentially the same as the revised estimates for 2003-04. This reflected a total of $10.9 billion of General Fund expenditure solutions (excluding $2.0 billion of payment offsets from economic recovery bond proceeds), spending reductions from the level of expenditures that would have been required to comply with the Constitution and State law, federal government mandates, court orders, and to provide for cost of living adjustments and growth in enrollment, caseload, and population. These expenditure solutions, included, among others, the following major items and changes from fiscal year 2003-04:

     -  $2.040 billion for the proposal to reset the Proposition 98 guarantee;

     - $1.136 billion for debt service savings reflecting the anticipated lower cost of economic recovery bonds compared with debt service on fiscal recovery bonds;

     - $1.206 billion for the proposed suspension of the Transportation Investment Fund transfer;

     - $464 million of additional savings from anticipated collective bargaining agreements which are dependent upon successful negotiation with the collective bargaining units;

     - $450 million of savings from the proposal (which would require legislative approval) to use deposits from punitive damages awards to offset General Fund costs in 2004-05;

     - $352 million from the proposed issuance of pension obligation bonds in fiscal year 2004-05 to cover a portion of the pension contributions;

     - $350 million for additional federal funds anticipated to be received in 2004-05;

     - No Medi-Cal provider rate reductions (revised downward from $462 million in the 2004-05 Governor's Budget);

     - $1.624 billion for various spending reductions in social services programs;

     - $216 million for spending reductions that would result from changes in the correctional system (outside of employee compensation costs revised downward from $400 million by the May Revision);

     - $150 million for additional savings pursuant to Control Section 4.10 (which gives the Department of Finance authority to reduce appropriations in certain circumstances) of the 2003 Budget Act;

     -  $678 million for various spending reductions in higher education;

     -  $1.3 billion for the proposed State-Local agreement.

FISCAL YEAR 2005-06

     The budget proposes total state spending in 2005-06 of $109 billion (excluding expenditures of federal funds and bond funds). This represents an increase of 4.4% from the current year. General Fund spending is projected to increase from $82.3 billion to $85.7 billion, while special funds spending rises from $22.1 billion to $23.3 billion. The condition of the General Fund from 2003-04 through 2005-06 under the budget's proposals are that:

     - The 2003-04 fiscal year concluded with a positive reserve of $2.9 billion. The reserve includes proceeds from the deficit-financing bonds sold last year. The reserve amount is up significantly from the $2.1 billion assumed in the 2004-05 Budget Act, due to both higher-than-expected revenues and lower-than-expected expenditures for 2003-04 and prior years.

     - In 2004-05, the reserve is expected to be drawn down to $783 million, as expenditures exceed the combination of revenues and deficit-bond proceeds used in the year by about $2.1 billion.

     - In 2005-06, General Fund revenues and transfers are projected to increase by 7.1%--from $78.2 billion to $83.8 billion--while expenditures are proposed to grow by 4.2%--from $82.3 billion to $85.7 billion. The budget proposes to cover the $1.9 billion gap between revenues and expenditures primarily with $1.7 billion in proceeds from a new deficit-financing bond sale, leaving a 2005-06 year-end reserve of $500 million.

     The revenue and expenditure estimates reflect $9.1 billion in savings that the Governor has proposed to (1) eliminate a projected budget deficit of $8.6 billion and (2) maintain a reserve of $500 million. About $1.1 billion of the savings are proposed for the current year, and $8 billion are proposed for 2005-06.

     According to the California Legislative Analysts' Office ("LAO"), the projected budget shortfall is somewhat larger than the $6.7 billion gap that the LAO had estimated in November 2004. The difference reflects numerous factors, including the administration's lower property tax estimates (which results in added General Fund obligations for Proposition 98), as well as its inclusion of costs associated with the settlement of a lawsuit related to local flooding.

     The great majority of savings to the State are related to ten major proposals and the use of $1.7 billion of the remaining deficit-financing bonds (leaving roughly $2 billion for subsequent years). Significant savings are proposed for the following areas:

     - PROPOSITION 98 EDUCATION. The administration is proposing to hold Proposition 98 spending roughly at the 2004-05 Budget Act level which results in Proposition 98 savings of slightly over $1.1 billion in each of the current and budget years. The administration is also proposing that the state no longer fund annual base program contribution costs for the State Teachers' Retirement System (STRS). Under the proposal, these costs would be borne by the school districts or their employees.

     - TRANSPORTATION. The budget proposes to suspend the Proposition 42 transfer of sales on gasoline from the General Fund to transportation funds. The budget also proposes to retain Public Transportation Account
        (PTA) "spillover" funds in the General Fund in 2005-06.

     - HEALTH AND SOCIAL SERVICES. In the social services programs, the budget proposes a 6.5% reduction in California Work Opportunity and Responsibility to Kids (CalWORKs) grants beginning in the budget, plus the elimination of the statutory cost-of-living adjustment (COLA) for CalWORKs grants. It would suspend COLAs for Supplemental Security Income/State Supplementary Program (SSI/SSP) grants in the budget year. In the health area, the budget proposes to replace General Fund support with new federal funds for certain prenatal care services.

     - RESOURCES. The budget proposes the issuance of a "judgment bond" to finance a pending $464 million settlement of flood-related litigation (Paterno case) against the state.

     - EMPLOYEE COMPENSATION. The budget proposes $408 million in employee compensation savings, primarily from an increase in state employees' share of annual retirement contributions. These changes would need to be negotiated through the collective bargaining process.

     - MANDATES. The budget would suspend most mandates in 2005-06, for a savings of $250 million.

     - OTHER SAVINGS. The remaining $915 million in savings is related to a variety of proposals throughout the budget. These include: a package of Medi-Cal reforms such as modification of dental benefits for adults; tiered reimbursements for child care providers under the CalWORKs program; expanded audit activities related to the "tax gap" and abusive tax shelters; the elimination of the senior citizens' property tax assistance program and a reduction in the seniors' renter assistance program; and an across-the-board reduction to state operations.

     Ongoing Savings in Budget Plan. It appears that of the $8 billion in savings proposed for 2005-06, about $4.5 billion are ongoing in nature. We estimate that these savings would expand to around $5 billion in 2006-07, mainly because the fiscal impact of the SSI/SSP grant savings would double in that year when full-year effects occur.

CASH FLOW REQUIREMENTS

     The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes ("RANs") and warrants. In the first half of calendar 2001, the State Department of Water Resources ("DWR") had taken over the responsibility of purchasing electricity to meet certain needs of the customers of investor-owned utilities ("IOUs"), because factors deriving from a failed deregulation program and unusual market conditions which had driven up the spot prices of electricity and natural gas had combined to make the State's two largest IOUs insolvent. To fund these purchases, the DWR borrowed over $6 billion from the General Fund. Repayment of this loan was planned to be made from proceeds of power revenue bonds to be issued by the DWR which will be secured by a portion of retail customers' electricity bills. (There will be no taxes or liability of the General Fund to repay the power revenue bonds.)

     The State issued a then-record $5.7 billion of RANs in October 2001 to fund its cash management needs in 2001-02, with a maturity date of June 28, 2002. It had been assumed that the DWR power revenue bonds would be issued by that time, to repay a net loan of $6.1 billion plus interest. When the DWR bond sale was delayed, and revenues were falling below projections, as reported above, the State Controller issued $7.5 billion of revenue anticipation warrants ("RAWs"), a form of cash flow borrowing which could extend beyond the end of the fiscal year, to assure adequate cash resources for State operating needs in June 2002 and for the start of the next fiscal year. The RAWs were issued in June 2002 and matured in October and November 2002.

     Because of weaker receipts, delay in enactment of the 2002-03 budget, and uncertainty about the schedule for issuance of the DWR power revenue bonds, the State issued $12.5 billion of RANs for cash management purposes in the 2002-03 fiscal year. This record borrowing was completed, in two parts, by early November 2002, with all of the notes due on June 20 or June 27, 2003. The DWR power revenue bonds were finally successfully issued in mid-November 2002, providing an infusion of $6.5 billion to the General Fund, and the first phase of the tobacco securitization brought an additional $2.5 billion in February 2003, both of which were significant assumptions in the State's cash flow projections for repayment of the 2002-03 RANs.

     By mid-Winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. The cash shortfall became more serious for the reasons noted above that the budget gap increased by $3 billion between January and May 2003. Accordingly, the State issued $11 billion of RAWs on June 18, 2003 to pay the RANs and other obligations in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The 2004 May Revision assumed that the State would issue about $3 billion of RANs in early fall 2003 to fund the remainder of its cash management needs. Part of this cash flow need could be met by the tobacco securitization sale which was included in the final budget compromise. Repayment of the RAWs in June 2004 would, however, require issuance of at least part of the fiscal recovery bonds, which could be delayed by litigation. Until the State brings the "structural imbalance" between its revenue sources and spending obligations into balance, it may continue to depend on having access to the public debt markets in order to fund its ongoing cash obligations and to repay cash flow borrowings.

     The State issued $3 billion of RANs on October 28, 2003 (the "2003-04 RANs"), which matured on June 23, 2004. Repayment of principal and interest on $1.835 billion of the 2003-04 RANs is required to be paid from draws under letters of credit issued by various financial institutions. The remaining $1.165 billion of 2003-04 RANs were issued directly to various financial institutions. The most recent cash flow projections prepared by the Department of Finance show that there will be sufficient cash and unused borrowable resources available for use by the General Fund to pay principal of and interest on the 2003-04 RANs when due.

BOND RATING

     The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, through the end of 2000, the three major rating agencies raised their ratings of California's general obligation bonds as high as "AA" from Standard & Poor's, "Aa2" from Moody's and "AA" from Fitch. Starting in December 2002, as the State's budget and cash condition worsened, all three rating agencies reduced the ratings of California's general obligation bonds. As noted above, in July 2003, Standard & Poor's downgraded the State's general obligation credit rating to "BBB." In December 2003, the State's general obligation credit rating was downgraded to "BBB" by Fitch and "Baal" by Moody's.

     As noted above, in May 2004, Moody's upgraded the State's general obligation bond rating to "A3" with a positive outlook. In August 2004, Standard & Poor's raised California's general obligation bond rating to A and removed the rating from credit watch. In September 2004, Fitch upgraded California's general obligation bond rating to A, citing the state's financial improvement due to the issuance of economic recovery bonds, improving economic indicators and revenues matching estimates.

     There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

LEGAL PROCEEDINGS

     The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

OBLIGATIONS OF OTHER ISSUERS

     OTHER ISSUERS OF CALIFORNIA MUNICIPAL OBLIGATIONS -- There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     STATE ASSISTANCE -- Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.

     In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). The State's trial court system will receive approximately $1.8 billion and $1.7 billion in state resources in 2003-04 and 2004-05, respectively, and $475 million in resources from the counties in each fiscal year.

     To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY 1995-96 and FY 1996-97, and was facing a new health care funding crisis in 2002-03. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years. See "Recent Financial Results -- Continuing Budget Shortfall" and " -- Fiscal Year 2003-04 Budget."

     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

     ASSESSMENT BONDS -- California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     CALIFORNIA LONG TERM LEASE OBLIGATIONS -- Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (E.G., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998, which reconfirmed the legality of these financing methods.

OTHER CONSIDERATIONS

     The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     LIMITATIONS on AD VALOREM property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (E.G., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which a fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in a fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or
(iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

SPECIAL CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL SECURITIES

     The following represents special considerations regarding investment in New Jersey State-Specific Obligations. This information provides only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

     NEW JERSEY ECONOMIC INFORMATION AND TRENDS -- New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

     The New Jersey economy had a breakout year in 2004 after struggling for three years in the context of a weak national economy. New Jersey's economy was one of the best performing in the nation. Employment increased by 75,900 jobs, or by 1.9%, from December 2003 through December 2004. With almost all of the state's employment sectors showing gains in the last year, New Jersey has strong economic momentum going into 2005. The outlook for 2005 is for continued, but moderating, growth. The state unemployment rate was 4.2% as of December 2004, and remains well below the 5.2% rate for the nation during the same period.
New Jersey's personal income grew by 4.2% in 2004. Economic forecasts project personal income growth of 4.7% in 2005.

     New Jersey's economy and the nation's economy are both expected to have momentum heading into 2006. New Jersey's economy is expected to follow the national trend in 2006. The State and the nation may experience further near-term slow growth and the expected recovery may stall if consumers, investors, and businesses remain more cautious than currently assumed. However, the fundamentals of the State's economic health remain stable and the long run prospects for economic growth of the State in 2006 and beyond are favorable.

NEW JERSEY'S BUDGET AND APPROPRIATION SYSTEM -- CURRENT OPERATING EXPENSES

     THE GENERAL FUND -- New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The Appropriations Act enacted by the New Jersey Legislature and approved by the Governor provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 2001 was $388.7 million, for fiscal year 2002 was 292.3 million, for fiscal year 2003 was $373.0 million and for fiscal year 2004 was 376.5 million. For fiscal year 2005 and 2006, the balance in the undesignated General Fund is estimated to be $111.6 million each year. The fund balances are available for appropriation in succeeding fiscal years.

     TAX AND REVENUE ANTICIPATION NOTES -- In fiscal year 1992, New Jersey initiated a program pursuant to which it issues tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues. It is anticipated that New Jersey will continue this program for fiscal year 2006. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund that are legally available for such payment.

NEW JERSEY CAPITAL PROJECT FINANCINGS

     GENERAL OBLIGATION BONDS -- New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2004 was $3,236,100,000. The appropriation for the debt service obligation on outstanding projected indebtedness is $185.4 million for fiscal year 2006.

     PAY-AS-YOU-GO -- In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2006, the amount appropriated for this purpose is $1,089.4 million.

OTHER LONG TERM DEBT OBLIGATIONS OF NEW JERSEY

     BONDS GUARANTEED BY NEW JERSEY -- The New Jersey Sports and Exposition Authority ("NJSEA") has issued State-guaranteed bonds of which $20,050,000 were outstanding as of June 30, 2004. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.

     "MORAL OBLIGATION" BONDS -- The authorizing legislation for certain
New Jersey entities provides for specific budgetary procedures with respect to certain of the obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. Below is a discussion of those New Jersey authorities and instrumentalities that issue bonds that constitute a "moral obligation" of New Jersey.

     NEW JERSEY HOUSING AND MORTGAGE FINANCE AGENCY -- Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessor agencies (the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency) have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that this agency's revenues will continue to be sufficient to pay debt service on its bonds.

     SOUTH JERSEY PORT CORPORATION -- New Jersey has periodically provided the South Jersey Port Corporation (the "SJPC") with funds to cover debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 2000 through 2004, New Jersey has made appropriations totaling $20,371,846.00 which covered deficiencies in revenues of the SJPC for debt service.

     NEW JERSEY HIGHER EDUCATION STUDENT ASSISTANCE AUTHORITY -- The New Jersey Higher Education Student Assistance Authority ("NJHESAA") (successor to the Higher Education Assistance Authority) has not had a revenue deficiency that required New Jersey to appropriate funds to meet its "moral obligation". It currently is anticipated that the NJHESAA's revenues will continue to be sufficient to cover debt service on its bonds.

     There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities. As of June 30, 2004, outstanding "moral obligation" bonded indebtedness issued by New Jersey entities totaled $1,167,907,668, and fiscal year 2004 debt service subject to "moral obligation" is $53,999,749.

     OBLIGATIONS SUPPORTED BY NEW JERSEY REVENUE SUBJECT TO ANNUAL APPROPRIATION -- New Jersey has entered into a number of leases and contracts described below (collectively, the "Agreements" and each an "Agreement") with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below.
New Jersey's obligations to make payments with respect to certain financings includes payments related to interest rate exchange agreements described below ("swap agreements") entered into with respect to such financings. Under such swap agreements, the issuer is required to pay a fixed rate to the swap counter party and any swap termination payment. If the payments to an issuer under a swap agreement are not sufficient to pay the interest on the issuer's related obligation, the issuer must pay such deficiency. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.

     NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY -- The New Jersey Economic Development Authority ("NJEDA") issues bonds secured by Agreements pursuant to the following legislative programs: (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey); (ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey's retirement system; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the Community Mental Health Loan Program, pursuant to which revenue bonds are issued on behalf of non-profit community mental health service providers and debt service is paid by New Jersey pursuant to Agreements between the New Jersey Department of Human Services and the service providers;
(v) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $6 billion for the "Abbott" districts, $2.5 billion for all other districts and $100 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey's share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; (vi) pursuant to the Motor Vehicle Security and Customer Service Act, the NJEDA is authorized to issue bonds to pay the costs of capital improvements for the New Jersey Moter Vehicle Commission facilities (authorized in an amount not exceeding $160 million); (vii) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA); (viii) the NJEDA is authorized to issue bonds to fund business employment incentive grants that the NJEDA is contractually obligated to pay annually pursuant to the Business Employment Incentive Program Act; (ix) the Motor Vehicle Surcharges Securitization Act authorized the issuance of bonds, the proceeds of which will be held by the NJEDA and deposited into the General Fund or the Motor Vehicle Surcharges Fund at the request of the New Jersey Treasurer; (x) pursuant to the Cigarette Tax Securitization Act, the NJEDA may issue bonds secured by $0.0325 per cigarette of the cigarette tax (debt service will be paid pursuant to a contract between the NJEDA and the New Jersey Treasurer), with the proceeds to be deposited into the General Fund or the Cigarette Tax Securitization Fund; and
(xi) the Municipal Rehabilitation and Economic Recovery Act authorized bonds issued for the purpose of providing loans and grants to sustain economic activity in qualified municipalities.

     SWAP AGREEMENTS -- The NJEDA has entered into a number of swap agreements with certain bond issuers. In connection with the $375,000,000 State Pension Variable Rate Refunding Bonds, Series 2003, the NJEDA has entered into swap agreements for the purpose of converting the NJEDA's variable rate exposure to a fixed rate. The outstanding aggregate principal amount of the bonds is equal to the aggregate notional amount of the swap agreements related thereto. In connection with School Facilities Construction Bonds, the NJEDA has entered into six separate tranches of swap agreements in an aggregate notional amount of $3 billion. These forward-starting swap agreements effectively hedge against rising interest rates a portion of the NJEDA's future borrowings expense associated with bonds anticipated to be issued under the Educational Facilities Construction and Financing Act, enacted July 18, 2000, P.L. 2000, c.72. In 2004, the NJEDA entered into three additional swap agreements in the aggregate notional amount of $750 million for the same purpose. The NJEDA also entered in swap agreements in the aggregate notional amount of $214,795,000 to hedge against rising interest rates for a portion of the NJEDA's future borrowing expense associated with bonds anticipated to be issued under the Business Employment Incentive Program in Fiscal Years 2005, 2006, and 2007.

     NEW JERSEY EDUCATIONAL FACILITIES AUTHORITY -- The New Jersey Educational Facilities Authority issues bonds secured by Agreements pursuant to seven separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey's public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among New Jersey's institutions of higher education; (iv) capital projects at county colleges; (v) grants to public and private institutions of higher education to finance and refinance eligible educational facilities; (vi) grants to public libraries to finance the acquisition, expansion and rehabilitation of buildings to be used as public library facilities; and (vii) loans to public and private institutions of higher education and public and private secondary schools, military schools and boarding schools located within New Jersey to install automatic fire suppression systems.

     NEW JERSEY TRANSPORTATION TRUST FUND AUTHORITY -- In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the "NJTTFA") for the purpose of funding a portion of New Jersey's share of the cost of improvements to its transportation system. The principal amount of the NJTTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. The obligations issued by the NJTTFA are special obligations of the NJTTFA payable from a contract among the NJTTFA, the New Jersey Treasurer and the Commissioner of Transportation.

     NEW JERSEY BUILDING AUTHORITY -- The New Jersey Building Authority ("NJBA") issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the NJBA bonds.

     NEW JERSEY SPORTS AND EXPOSITION AUTHORITY -- Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the "NJSEA") to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer. Pursuant to such contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds.

     GARDEN STATE PRESERVATION TRUST -- In July 1999, New Jersey established the Garden State Preservation Trust ("GSPT") for the purpose of preserving, as open space, farmland and historic properties. Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1 billion. After July 1, 2009, only refunding bonds can be issued. The obligations to be issued by the GSPT will be special obligations of the GSPT payable from amounts paid to it under a contract between GSPT and the New Jersey Treasurer.

     NEW JERSEY CERTIFICATES OF PARTICIPATION -- Beginning in April 1984,
New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement.

     NEW JERSEY SUPPORTED SCHOOL AND COUNTY COLLEGE BONDS -- Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws.

     CONDUIT INDEBTEDNESS OF NEW JERSEY AUTHORITIES AND INSTRUMENTALITIES -- Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority;
(ii) the New Jersey Health Care Facilities Financing Authority; (iii) the
New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

COUNTIES AND MUNICIPALITIES

     REGULATION OF COUNTY AND MUNICIPAL FINANCE -- New Jersey's county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey Department of Community Affairs.

     The Local Budget Law (N.J.S.A. 40A:4-1 ET SEQ.) (the "Local Budget Law") imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division. The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered (i) to require changes for compliance with law as a condition of approval; (ii) to disapprove budgets not in accordance with law; and (iii) to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for (i) principal of and interest on indebtedness falling due in the fiscal year, (ii) deferred charges, and (iii) other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

     The Local Government Cap Law (N.J.S.A. 40A:4-45.1 ET SEQ.) (the "Cap Law") limits the year-to-year increase of the total appropriations of any local unit to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any local unit to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are: (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or federal mandates; (iii) appropriations of private and public dedicated funds;
(iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

     REGULATION OF THE ISSUANCE OF BONDS BY COUNTIES AND MUNICIPALITIES --
New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 ET SEQ.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deduction") from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.

SCHOOL DISTRICTS

     REGULATION OF SCHOOL DISTRICT FINANCE -- All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district. In a Type II school district, the board of education is elected by the voters of the district.

Nearly all regional and consolidated school districts are Type II school districts. The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 ET SEQ. (the "School Intervention Act"). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Intervention Act, the New Jersey Department of Education has ordered the creation of a State-operated school district in the City of Jersey City, the City of Paterson and the City of Newark.

     New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey's supervision of school finance closely parallels that of local governments.

     REGULATION OF THE ISSUANCE OF BONDS BY SCHOOL DISTRICTS -- School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 ET SEQ. (the "School Bond Law"), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see "Counties and Municipalities -- Regulation of the Issuance of Bonds by Counties and Municipalities" herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.

     School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

     If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Department of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

     In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

     SCHOOL DISTRICT LEASE PURCHASE FINANCINGS -- School districts are permitted to enter into lease purchase agreements for the acquisition of equipment or for the acquisition of land and school buildings in order to undertake the construction or the improvement of the school buildings. Lease purchase agreements for equipment cannot exceed five years. Lease purchase agreements for school facilities must be approved by the Commissioner, the voters or the board of school estimate, as applicable. The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district's budget. Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on leases in excess of five years will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district's spending limitation of the General Fund.

     NEW JERSEY SCHOOL BOND RESERVE ACT -- The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 ET SEQ.) establishes a school bond reserve within the constitutionally dedicated Fund for the support of free public schools. Under this law, the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund.

LOCAL FINANCING AUTHORITIES

     REGULATION OF LOCAL FINANCING AUTHORITIES -- The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 ET SEQ.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing
New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

     Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts.

     REGULATION OF THE ISSUANCE OF BONDS BY LOCAL FINANCING AUTHORITIES -- Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.

     POLLUTION CONTROL BONDS -- In the 1970's, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in ATLANTIC COAST DEMOLITION & RECYCLING, INC. V. BOARD OF CHOSEN FREEHOLDERS OF ATLANTIC COUNTY, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey's system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a New Jersey program by which New Jersey to date has voluntarily provided financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date. However, no assurance can be given that such New Jersey subsidies will be made available to such local authorities in the future (or that sufficient funds will be made available to New Jersey for such purpose), particularly given recent New Jersey budget reductions.

     QUALIFIED BONDS -- In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey. As of June 30, 2004, the aggregate amount of school district and municipal qualified bonds outstanding is $251,901,700 and $1,104,790,953, respectively.

LITIGATION OF THE STATE OF NEW JERSEY

     GENERAL -- At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 ET SEQ.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

     New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of these claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters seek recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act.

     An independent study estimated an aggregate potential exposure of $88,860,618 for tort and medical malpractice claims pending as of December 31, 2003. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

     Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.

      SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

     New York State (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     The September 11th terrorist attack had a more devastating impact on the New York economy than on the economy of any other state, and New York City is still recovering from the severity of the blow. However, there is ample evidence that the State economy has fully emerged from recession and that the State's current economic expansion, estimated to have begun in August 2003, will be sustainable. Total State employment is projected to rise 10% in 2005. Wage income is projected to rise 4.9% in 2005, approximately the same as it did in 2004. The unemployment rate for 2004 was 5.8% but is projected to fall to 5.2% for 2005.

     In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. Higher energy prices and a new round of global instability appear to be having a more negative impact on equity markets than on the economy as a whole. A weaker financial market performance than expected could result in lower bonus payment growth than projected, though this impact would be largely felt during the first quarter of 2006. In contrast, a stronger national economy than expected could result in a stronger equity market growth and, in turn, greater demand for financial market services, fueling even stronger income growth in that sector than expected.

     During the final quarter of 2003-04, the State announced that it had reached tentative collective bargaining agreements with several of the State's employee unions. On April 27, 2004, the State's largest union, the Civil Service Employee Association ("CSEA"), ratified the first of these agreements. The State's Division of the Budget ("DOB") projects that, if all of the State's employee unions approved comparable agreements, it would result in General Fund cuts of roughly $350 million in 2004-05 growing to $1.4 billion by the end of the contract period in 2006-07. The current Financial Plan has no dedicated reserves for the costs of new labor agreements, but additional 2004-05 revenues of between $250 million and $500 million above Executive Budget projections identified in the consensus revenue agreement reached by the Legislature and the Governor in March 2004 could help to cover these costs.

     In LOCAL GOVERNMENT ASSISTANCE CORPORATION, ET AL. V. SALES TAX ASSET RECEIVABLE CORPORATION AND THE CITY OF NEW YORK (Supreme Court, Albany County), the petitions challenge, INTER ALIA, the constitutionality of Public Authorities Law Section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the Laws of 2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (The MAC Refinancing Act). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitions have appealed from the decision and order of the Appellate Division, Third Department. By decision and order dated August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, INTER ALIA, from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.

     By memorandum and order entered March 4, 2004, the Appellate Division, Third Department, held that, to the extent that Public Authorities Law Section 3240 exempted payments made pursuant to Public Authorities Law 3238-a from the necessity of annual legislative appropriations, it violated the provisions of
Article VII, Section 11 of the New York State Constitution. The Appellate Division then severed the offending portion of Section 3240 and upheld the constitutionally of the remainder of the MAC Refinancing Act. Both parties have appealed from the March 4, 2004 memorandum and order to the Court of Appeals.

GAAP-BASIS FINANCIAL PLAN

     DOB prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles ("GAAP"). The GAAP results for 2004-05 and the projections for 2005-06 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2003-04 State fiscal year, and reflect the impact of Governmental Accounting Standards Board Statements, Statement Number 34, "Basic Financial Statements -- Management's Discussion and Analysis (MD&A) -- for State and Local Governments" ("GASB 34"). Changes mandated by GASB 34 have significantly changed the presentation of GAAP-basis financial results for the State from that of previous fiscal years.

     Based on the new GASB 34 presentation, the General Fund is anticipated to end the 2005-06 fiscal year with an operating deficit of $394 million and a projected accumulated surplus of $295 million on a GAAP basis. The changes are primarily attributable to the use of 2004-05 resources in 2005-06. As a result, the General Fund accumulated surplus of $295 million is an improvement of $576 million from the 2003-04 results.

GAAP-BASIS RESULTS FOR PRIOR FISCAL YEARS

     The Comptroller prepares Basic Financial Statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The Basic Financial Statements, released in July each year, include the Statement of Net Assets and Activities, the Balance Sheet and Statement of Revenues, Expenditures and Changes in Fund Balances for the Governmental Funds, the Statements of Net Assets, Revenues, expenses and Changes in Fund Net Assets and Cash Flows for the Enterprise Funds, the Statements of Fiduciary Net Assets and Changes in Fiduciary Net Assets and the Combining Statements of Net Assets and Activities for Discretely Presented Component Units. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the Basic Financial Statements, other supplementary information which includes individual fund combining statements, and a statistical section.

     Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us.

FISCAL YEAR 2003-04 -- GAAP-BASIS RESULTS

     The State Comptroller released the State's general purpose financial statements for fiscal year 2003-04 prepared on a GAAP basis on July 28, 2004. The financial statements for fiscal year 2003-04 are the second financial statements of the State that reflect the implementation of GASB 34.

     NET ASSETS -- The State reported net assets of $41.2 billion, which reflects the State's investment in its capital assets. The $41.2 billion was comprised of $60.5 billion in capital assets reported net of related debt, $43 billion in restricted net assets offset by an unrestricted net assets deficit of $23.6 billion. Net assets reported for governmental activities decreased by $3.3 billion from a year ago, decreasing from $42.4 billion to $39.1 billion.

     The net assets of the State's governmental activities decreased by 8.5% during the year ($39.1 billion compared to $42.4 billion in the prior year). Unrestricted net assets -- the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements -- was a deficit of $24.0 billion at March 31, 2004.

     The deficit in unrestricted governmental net assets arose primarily because of the issuance of debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included local aid payments for school education aid, which were financed on a long-term basis by the Local Government Assistance Corporation ($4.6 billion), local highway and bridge projects ($2.7 billion), local mass transit projects ($2.4 billion), and a wide variety of grants and other expenditures not resulting in governmental capital assets ($6.5 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

     Net assets for the State's business-type activities decreased by 16.5%, $2.5 billion in 2003 compared to $2.1 billion in 2004. The decrease in net assets for business-type activities was caused primarily by unemployment benefit payments exceeding employer contributions and other revenues for the Unemployment Insurance Fund ($287 million). As of June 30, 2003, $8.0 billion in debt had been issued and was outstanding to finance capital assets of the State's colleges and universities.

     The State's total expenses for governmental activities of $94.6 billion exceeded its total revenues of $92.5 billion by $2.1 billion. The principal causes of the reported operating deficit were lower than anticipated personal income tax receipts due to a decline in economic activity from both the national recession and corporate scandals, as well as the business disruption that resulted from the attack on the World Trade Center. The analysis below separately considers the operations of the governmental and business-type activities.

     GOVERNMENTAL ACTIVITIES -- The cost of all governmental activities this year was $94.6 billion. However, the amount that taxpayers ultimately financed for activities through State taxes and other State revenue was $48 billion including education aid transfers of $1.9 billion because some of the cost was paid for by grants and contributions of $35.5 billion and by those who directly benefited from the programs of $7.0 billion. Overall, the State's governmental program revenues, including intergovernmental aid, fees for services and capital grants were $44.6 billion in 2004. The State paid for the remaining "public benefit" portion of governmental activities with $43.7 billion in taxes and $4.3 billion in other revenues including investment earnings.

     BUSINESS-TYPE ACTIVITIES -- The cost of all business-type activities this year was $15.6 billion. The amount that taxpayers ultimately financed for activities reported as transfers was $797 million because some activity costs were paid by those directly benefiting from the programs ($8.4 billion), grants and contributions ($5.6 billion) and other miscellaneous revenue ($342 million).

     STATE FUNDS -- The State uses fund accounting to ensure and demonstrate compliance with legal and finance related requirements. As the State completed the year, its governmental funds reported a combined fund balance of $6.2 billion. Included in this year's total change in fund balance is an operating surplus of $3.0 billion in the State's General Fund. The General Fund operating surplus is attributable to several factors including the sale of tobacco bonds which provided resources of $4.2 billion, an increase of $1.3 billion in personal income tax revenue, a $1.0 billion increase in consumption and use tax revenue, a $645 million increase in Federal grants and a $504 million increase in miscellaneous revenues, offset by a $206 million decline in business and other taxes. Much of the increase in tax revenues is related to improvement in the national economy and tax increases enacted for personal income and sales taxes. The improvement in the national economy favorably affected the State's economy in the form of job growth and increased spending by business. The increase in General Fund revenues was offset by a $2.5 billion increase in expenditures. Local assistance expenditures increased by $2.2 billion due primarily to increased spending for medical assistance and income maintenance programs. State operations increased $300 million due primarily to increased employer pension costs.

     The State ended the 2003-04 fiscal year with a General Fund deficit of $281 million. The reduction of the deficit primarily reflects the restoration of reserves as a result of the improving state economy and the sale of tobacco bonds from which the General Fund received a $4.2 billion benefit.

     CAPITAL ASSETS -- As of 2004, the State has $82.9 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation, and infrastructure which includes such things as roads and bridges. This amount represents a net increase (including additions and deductions) of $920 million over last year.

     The State owned roads and bridges that are maintained by the Department of Transportation are being reported using the modified approach. As allowed by the reporting provisions in GASB 34, infrastructure assets that meet prescribed criteria do not have to be depreciated but must be maintained at levels defined by State policy. The State is responsible for maintaining more than 42,466 lane miles of highway and 7,798 bridges. Capital spending for highway and bridge maintenance and preservation projects was approximately $1.1 billion in 2004.

     The State's fiscal year 2005 capital budget calls for it to spend another $6.7 billion for capital projects, of which $3.5 billion is for transportation projects. To pay for these capital projects the State plans to use $207 million in general obligation bond proceeds, $3.5 billion in other financing arrangements with public authorities, $1.8 billion in Federal funds, and $1.1 billion in funds on hand or received during the year.

     DEBT ADMINISTRATION -- The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter approved debt) and other obligations for which voter approval is not needed and has not otherwise been sought (non-voter approved debt). Non-voter approved long-term financing at March 31, 2004 includes debt obligations the State pays pursuant to contractual obligations it entered into with the issuer. Such obligations include certain bonds issued through state public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of state-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities -- thus it is not expected to be repaid from resources generated by business-type activities. The State finance law allows for the bonded portion of this single combined debt portfolio -- which includes debt reported in both governmental and business-type activities combined -- to include variable rate securities equal to 15% of total bonds outstanding and interest rate exchange agreements (Swaps) equal to 15% of total bonds outstanding. At March 31, 2004, the State had $1.9 billion in State-supported variable rate bonds outstanding of which $5.5 billion are convertible to fixed or variable rates and subject to Swap agreements resulting in effective fixed rates, subject to certain risks. In addition, the State had $2.4 billion in convertible bonds that, at various dates in the future, can remain in a fixed rate mode at a new fixed rate to be established at future mandatory tender dates, or convert to a variable rate. At March 31, 2004, variable rate bonds, net of those subject to fixed rate Swaps, were equal to 4.7% of the State-supported bonded debt portfolio. Total Swap agreements of $5.5 billion equaled 13.5% of the total portfolio of bonded State-supported debt.

     At March 31, 2004, the State had $46.9 billion in bonds, notes, and other financing agreements outstanding compared with $39.3 billion last year, an increase of $7.6 billion. During fiscal year 2003-04, the State issued $15.4 billion in bonds, of which $6.7 billion were for refunding and $8.7 billion were for new borrowing.

2004-2005 FINANCIAL PLAN

     The State's Financial Plan forecasts receipts and disbursements for the fiscal year. The Financial Plan is included in the enacted budget (the "Enacted Budget Financial Plan") and is revised quarterly during the year as required by the State Finance Law. The quarterly revisions update the Financial Plan to reflect variations in actual spending and receipts from the amounts initially estimated in Enacted Budget Financial Plan. DOB issued its 2004-2005 year end report on the Financial Plan on April 26, 2004.

     RECEIPTS -- The Year End report provides that total General Fund receipts and transfers from other funds to total $43.8 billion, approximately $1.1 billion more than forecasted when the budget was enacted. The increase can be attributed to greater than expected income growth and subsequent tax revenue.

     Personal income tax receipts increased by $3.9 billion from 2003-04. This is due to economic improvement, enactment of a temporary tax increase, and a higher contribution from the Refund Reserve account.

     User taxes and fees for 2004-05 were $13 billion, an increase of $1.1 billion from reported 2003-04 collections.

     Receipts from business taxes for 2004-05 were $5.8 billion, an increase of $799 million from 2003-04 collections.

     Other tax receipts were $17 billion, or $378 million more than last year's amount. Sources in this category include the estate and gift tax, the real property gains tax and pari-mutuel taxes. This estimate also reflects an anticipated leveling off of market equity values in the second half of 2004-05.

     Miscellaneous receipts were $15.9 billion, a decrease of $3.6 billion from 2003-04, which was attributable to a decline in the General Fund.

     Transfers from other funds were $9.1 billion, or $1.3 billion more than total receipts from this category during 2003-04.

     DISBURSEMENTS -- General Fund disbursements were $43.6 billion for 2004-05, an increase of $1.53 billion from 2003-04. The change in General Fund disbursements reflects higher spending than budgeted due to delayed receipt of health care conversion proceeds, Medicaid program growth, cost overruns in correctional services and lower than expected lottery proceeds to fund school aid costs.

2005-06 ENACTED BUDGET FINANCIAL PLAN.

     The 2005-06 Enacted Budget represents final legislative action on the 2005-06 Executive Budget with amendments enacted on April 12, 2005.

     GENERAL FUND. In 2005-06, the General Fund is projected to end the fiscal year with a $1.8 billion fund balance, consisting of $872 million in the Tax Stabilization Reserve Fund, $601 million in the Fiscal Stability Reserve, $316 million in the Community Projects Fund, and $21 million in the Contingency Reserve Fund.

     The State projects General Fund receipts, including transfers from other funds, to total $46.8 billion in 2005-06, an increase of $3.0 billion (6.9%) from the current year. Projected growth in personal income and sales taxes, resulting from temporary tax actions taken in the 2004-05 Enacted Budget and the economic recovery, are primarily responsible for the growth.

     PERSONAL INCOME TAX. General Fund PIT receipts are projected to increase by $2.4 billion (13.1%) from 2004-05. The increase is due to continued economic improvement in 2005 (stronger withholding and estimated tax payments), strong payments on 2004 tax liability (higher final returns and extensions offset slightly by an increase in refunds) and a smaller deposit into the PIT refund reserve account. This amount is offset by a larger deposit to the RBTF.

     USER TAXES AND FEES. User taxes and fees include receipts from the State sales tax, cigarette and tobacco products taxes, alcoholic beverage taxes and fees, motor fuel taxes, and motor vehicle license and registration fees. Receipts for user taxes and fees for 2005-06 are projected to total $8.6 billion, a decrease of $130 million (1.5%) from reported 2004-05 collections.

     BUSINESS TAXES. Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Receipts for business taxes for 2005-06 are projected to total $4.3 billion, an increase of $214 million (5.3%) from 2004-05 collections. This increase is primarily due to an expectation of continued strength in the corporate franchise tax.

     OTHER TAXES. Other tax receipts are now projected to total $778 million, which is $148 million below last year's amount, but unchanged from the Executive Budget estimate. This category includes the estate and gift tax, real property gains tax, and pari-mutuel taxes. Previously enacted legislation to repeal both the real property gains tax and the gift tax, and to reduce the estate and pari-mutuel taxes, has significantly reduced collections from these sources.

     MISCELLANEOUS RECEIPTS. Miscellaneous receipts are expected to reach nearly $2.3 billion, an increase of $131 million from the 2004-05 results. This increase is primarily due to the receipt of $523 million from the local government revenue and disbursement program partially offset by the loss of several one-time receipts received in 2004-05.

     TRANSFERS FROM OTHER FUNDS. Transfers from other funds are expected to total $9.7 billion, an increase of $536 million from 2004-05. This annual increase comprises primarily higher transfers from the RBTF ($357 million), the Local Government Assistance Corporation (LGAC) Fund ($124 million), and all other funds ($61 million) offset by lower transfers from the Clean Water/Clean Air (CW/CA) Fund ($6 million).

     REVENUE ACTIONS. The 2005-06 Enacted Budget contains nearly $825 million in All Government Funds net revenue actions in the 2005-06 State fiscal year.

     DISBURSEMENTS. The State projects General Fund disbursements, including transfers to other funds, of $46.2 billion in 2005-06, an increase of $2.1 billion (4.7%) from the current year. Increases in Grants to Local Governments ($1.4 billion), State Operations ($502 million), and General State Charges ($396 million), offset by a decrease in transfers to other funds ($265 million) account for the change. The major reasons for the disbursement changes are summarized below.

     GRANTS TO LOCAL GOVERNMENTS. Grants to local governments include financial aid to local governments and nonprofit organizations, as well as entitlement payments to individuals. Local assistance spending is projected at $31.4 billion in 2005-06, an increase of $1.4 billion (4.8%) from the current year. Growth in school aid ($864 million) and CUNY operating costs (mainly for salary growth and increases in fixed costs) and CUNY/SUNY community college enrollment growth ($179 million) are partially offset by savings from Medicaid cost containment and a patient income revenue reclassification described below.

     STATE OPERATIONS. State operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $8.1 billion in 2005-06, an increase of $502 million (6.6%) from the prior year. Personal service costs (E.G., State employee payroll) comprise 72% of State Operations spending. The remaining 28% represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

     GENERAL STATE CHARGES. General state charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative, and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs.

     General Fund spending for General State Charges is projected to be $4.0 billion in 2005-06, an increase of $396 million (10.8%) over the prior year. The annual increase is due mostly to rising costs of employee health benefits ($189 million), higher costs related to employer pension contributions ($247 million) and fringe benefit increases for unsettled collective bargaining agreements (roughly $40 million). Higher fringe benefit cost reimbursements to the General Fund which are payable from other funds, thus reducing General Fund costs, partially offset the growth ($105 million).

     TRANSFERS TO OTHER FUNDS. Transfers to other funds are projected to total $2.6 billion in 2005-06 and include General Fund transfers to support debt service ($1.7 billion), capital projects ($229 million), and other funds ($747 million).

AUTHORITIES AND LOCALITIES

     METROPOLITAN TRANSPORTATION AUTHORITY (MTA) -- On October 28, 2003, the MTA released a revised 2003 budget and a four-year Financial Plan for itself and its affiliates and subsidiaries for 2004-2007 (the 2004-2007 Financial Plan). The 2004-2007 Financial Plan included the fares on the transit and commuter systems and tolls on TBTA's bridges and tunnels that were increased in May 2003. The 2004-2007 Financial Plan expected that all such entities would be able to maintain their respective operations on a self-sustaining basis through 2004 and anticipated budget gaps of $840 million in 2005, $1.34 billion in 2006 and $1.45 billion in 2007. The 2004-07 Financial Plan tracks the final year of the 2000-2004 Capital Programs of the transit and commuter systems (the 2000-2004 Capital Programs) that were approved by the Capital Program Review Board.

     On December 18, 2003, the MTA adopted a 2003 final budget estimate that showed an improvement of $152 million in the expected year-end cash balance, as well as an updated 2004 budget. The MTA decided to apply the additional 2003 cash balance to the prepayment of 2005 expenses, thereby lowering the anticipated budget gap in 2005 to $688 million. In March 2003, actions challenging the fare and toll increases were filed in Supreme Court and the judges ordered the reinstatement of the prior fares and tolls. The orders were stayed pending a consolidated appeal. On July 15, 2003, the Appellate Division, First Department, in a unanimous decision, reversed the trial courts and dismissed the petitions. Neither the MTA nor the State can predict the outcome of these or related actions or their effects on the fare or toll increases or the financial condition of MTA and its affiliates and subsidiaries.

     On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion 2000-2004 Capital Programs. Other amendments were subsequently approved raising the total of the programs to $17.9 billion. The 2000-2004 Capital Programs are the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project. The 2000-2004 Capital Programs approved by the Capital Program Review Board assume the issuance of an estimated $10.6 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the Federal government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA.

     Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Programs. This capital commitment includes approximately $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA. State legislation accompanying the 2000-01 Enacted Budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the 2000-2004 Capital Programs.

     NEW YORK CITY -- As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

     To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the World Trade Center. The City has relied on the Transitional Finance Authority ("TFA") (created in
1997) and TSASC, Inc. (a local development corporation created in 1999 to issue debt backed by tobacco settlement revenues) to finance its capital program.

     For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

     For the 2000-2001 and 2001-2002 fiscal years (ending June 30), the City's General Fund had operating surpluses of $2.9 billion and $686 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.

     The June 2002 financial plan included gap-closing actions of $4.8 billion that balance the 2002-2003 budget. The 2002-2003 gap-closing program included resources from agency actions and actions to be taken by the Federal and State governments and the municipal unions. The 2002-2003 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the attack on the World Trade Center on September 11, 2001.

     Compared to the June 2002 Financial Plan, the June 2003 Financial Plan prior to implementation of the tax increase program, projects significantly lowered tax revenues due to a continued weak economy, which has resulted in lower wage earnings and lower corporate earnings, and reflects other revised forecasts, such as higher pension costs.

     The June 2003 Financial Plan includes a program to close a budget gap of $8.1 billion in fiscal year 2003-2004. The gap-closing program included in the June 2003 Financial Plan reflects the implementation of an 18.49 percent property tax increase, an increase in personal income tax rates, both effective January 1, 2003, an enacted increase in the City portion of the sales tax by one-eighth percent for two years, commencing in June 2003 and a program to reduce agency expenditures and increase agency revenues by $950 million in fiscal year 2002-2003 and $2.1 billion in fiscal year 2003-2004. The June 2003 Financial Plan also assumes retroactive and ongoing payments from the Port Authority of New York and New Jersey for airport leases. As a result of the 2003-2004 fiscal year State Budget that was enacted in May 2003, the June 2003 Financial Plan includes State Assistance in the amount of $2.7 billion. Included in the $2.7 billion of State Assistance, the June 2003 Financial Plan assumes the saving of $500 million from refinancing debt of the Municipal Assistance Corporation (for a description of certain developments relating to the Municipal Assistance Corporation refinancing, see "Special Considerations" above).

     Consistent with the DOB projections since last year's Enacted Budget, the 2003-04 Budget is soundly budgeted while the baseline budget gap for 2004-05 is projected at $5.1 billion and the outyear gaps at roughly $7 billion to $8 billion. The Executive Budget recommendations will close the entire 2004-05 gap, and significantly reduce the outyear gaps.

     The 2004-05 Executive Budget projects that a strengthening economic recovery will produce a return to above-average rates of growth in tax revenues. The Financial Plan reflects overall tax receipt growth of 7.8 percent.

     This Budget takes the first step in a multi year effort to fund SBE costs by reserving all proceeds from video lottery terminals (VLTs) and providing additional General Fund support of $100 million to New York City for this purpose. VLT proceeds from facilities now being developed and new ones proposed with the Executive Budget are projected at $325 million in the 2004-05 school year growing to $2 billion annually over the next five years.

     The 2004-05 Executive Budget is expected to have a positive $1.4 billion impact on local governments, and furthers the process of lowering local property tax burden over a multi year period.

     The 2005-06 Financial Plan projects a budget surplus of $911 million for 2005, but deficits of $31 million in 2006, $4.5 billion in 2007 and $4.0 in 2008. The 2005 forecast provides a general revenue of $100 million to offset any adverse changes that may arise during the year.

LITIGATION

     New York is currently involved in certain litigation where adverse decisions could have a material impact on State finances. In the CAYUGA INDIAN NATION OF NEW YORK case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. On October 1, 2003, the State served the United States Court of Appeals for the Second Circuit. On October 1, 2003, the State served the United States Department of the Interior and the United States Department of Justice with a statement of claim asserting that the United States is jointly and severally liable with the State for the $248 million judgment and post-judgment interest. A statement of claim is precursor to filing a proceeding in the United States Court of Claims.

                             INVESTMENT LIMITATIONS

     FUNDAMENTAL LIMITATIONS -- The following investment limitations cannot be changed with respect to a fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), each fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

     Each fund will not:

     (1) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of US banks.

     The following interpretations apply to, but are not a part of, this fundamental limitation: With respect to this limitation, (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries, and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

     (2) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

     (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

     The following interpretation applies to, but is not a part of, this fundamental restriction: The fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

     (4) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

     (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     Money Market Portfolio, U.S. Government Portfolio and Tax-Free Fund will not:

     (7) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

     With respect to Money Market Portfolio and U.S. Government Portfolio, the following interpretation applies to, but is not a part of, fundamental limitation (7): Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

     With respect to Tax-Free Fund, the following interpretation applies to, but is not a part of, fundamental limitation (7): Each state, territory and possession of the United States (including the District of Columbia and Puerto
Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the fund exceeds 10% of the fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

     California Municipal Money Fund's investment policy of investing at least 80% of its net assets in California municipal securities and the similar investment policies of New York Municipal Money Fund relating to investments in New York municipal securities, New Jersey Municipal Money Fund relating to investments in New Jersey municipal securities, and Tax-Free Fund relating to investments the income from which is exempt from federal income tax may not be changed without approval of the appropriate fund's shareholders.

     NON-FUNDAMENTAL LIMITATIONS -- The following investment restrictions are not fundamental and may be changed by each board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

     Each fund will not:

     (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

     (5) invest more than 10% of its net assets in illiquid securities.

     U.S. Government Portfolio's investment policy of investing at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements, may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     POLICIES AND PROCEDURES GENERALLY. UBS Global AM and each fund's board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of a fund. UBS Global AM and each fund's chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of a fund's investment advisor, distributor, or any affiliated person of a fund, its investment advisor, or its distributor, on the other.

     After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS Global AM and each fund's board determined that each fund has a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

     UBS Global AM's procedures require that UBS Global AM Legal and Compliance address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a fund's portfolio holdings is for a legitimate business purpose and in the best interests of the fund's shareholders prior to an officer of the fund or UBS Global AM Legal and Compliance authorizing the disclosure of portfolio holdings. UBS Global AM Legal and Compliance will periodically review how each fund's portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM affiliates and certain fiduciaries, and broker-dealers to ensure that such use is for legitimate business reasons and in the best interests of the fund's shareholders.

     BOARD OVERSIGHT. Each fund's board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement of the portfolio holdings disclosure policies and procedures, the fund's code of ethics, and policies and procedures regarding the misuse of inside information by the chief compliance officer of the fund, (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings, and
(iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS Global AM and each fund's board reserve the right to amend a fund's policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time without prior notice in their sole discretion.

     COMPLETE PORTFOLIO HOLDINGS -- DISCLOSURE TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS. UBS Global AM, for legitimate business purposes, may disclose a fund's complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services and other third parties that provide services (collectively, "Service Providers") to UBS Global AM and/or a fund.

     Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized by a fund officer or the General Counsel or an Associate General Counsel within the Legal and Compliance Department of UBS Global AM.

     COMPLETE PORTFOLIO HOLDINGS -- DISCLOSURE TO UBS GLOBAL AM AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS. A fund's complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries"), subject to authorization by a fund officer or the General Counsel or an Associate General Counsel within the Legal and Compliance Department of UBS Global AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under a fund's and/or UBS Global AM's code of ethics, a fund's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the codes of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, transfer agent or custodian to a fund;
(iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM or a fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a fund's current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

     The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a fund and its shareholders and the legitimate business purposes served by such disclosure.

COMPLETE AND PARTIAL PORTFOLIO HOLDINGS -- ARRANGEMENTS TO DISCLOSE TO SERVICE PROVIDERS AND FIDUCIARIES. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the funds have arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the funds are:

- State Street Bank and Trust Company, each fund's custodian, receives portfolio holdings information daily on a real-time basis.

- Ernst & Young LLP, each fund's auditors, receives portfolio holdings information on an annual and semi-annual basis for reporting purposes. There is a 30-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information once a year at a month-end for annual audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young.

- The rating agencies of Morningstar, Standard & Poor's and Lipper receive portfolio holdings information on a monthly basis so that each fund may be included in each rating agency's industry reports and other materials. There is a 30-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.

- A limited number of financial printers used by each fund to print and file its annual and semi-annual shareholder reports and other regulatory materials.

     COMPLETE AND PARTIAL PORTFOLIO HOLDINGS -- DISCLOSURE TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING FUND ASSETS. An investment advisor, administrator or custodian for a fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning a fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of a fund or its agents. No fund has given its consent to any such use or disclosure and no person or agent of UBS Global AM is authorized to give such consent except as approved by a fund's board.

     COMPLETE AND PARTIAL PORTFOLIO HOLDINGS -- DISCLOSURE AS REQUIRED BY APPLICABLE LAW. Fund portfolio holdings and other investment positions comprising a fund shall be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit or (iv) as required by court order.

     DISCLOSURE OF NON-MATERIAL INFORMATION. Policies and procedures regarding non-material information permit UBS Global AM fund officers, UBS Global AM fund portfolio managers, and other UBS Global AM representatives (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to a fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material nonpublic information.

     An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS Global AM believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a fund. Nonexclusive examples of commentary and analysis about a fund include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

     "Approved Representatives" include persons employed by or associated with UBS Global AM who have been authorized by the UBS Global AM Legal and Compliance to disclose recent portfolio changes and/or commentary and analysis in accordance with the applicable policies and procedures.

     PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS. No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS Global AM, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

     PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION. The portfolio holdings disclosure policies and procedures prohibit a fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in a fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

           ORGANIZATION OF THE FUNDS; DIRECTORS/TRUSTEES AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

     UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each a "Corporation") were organized on July 2, 1982 as Maryland corporations. Money Fund has three operating series and has authority to issue 90 billion shares of common stock, par value $0.001 per share (60 billion shares are designated as shares of Money Market Portfolio and 10 billion are designated as shares of U.S. Government Portfolio). Tax-Free Fund has authority to issue 20 billion shares of common stock, par value $0.001 per share. UBS Managed Municipal Trust and UBS Municipal Money Market Series (each a "Trust") were formed on November 21, 1986 and September 14, 1990, respectively, as business trusts under the laws of the Commonwealth of Massachusetts. Managed Municipal Trust has two operating series (California Municipal Money Fund and New York Municipal Money Fund) and Municipal Money Market Series has one (New Jersey Municipal Money Fund). Each Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, of existing or future series.

     Each Corporation or Trust is governed by a board of directors or trustees (sometimes referred to as "board members"), which oversees the business operations of the applicable fund. Each board is authorized to establish additional series of a Corporation or Trust. Each board member serves an indefinite term of office. Each board member who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. The tables below show, for each director or trustee and executive officer, his or her name, address and age, the position held with the fund, the length of time served as a board member or officer of the fund, the board member's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the board member or for which a person served as an officer, and other directorships held by such board member.

INTERESTED BOARD MEMBERS


                                                TERM OF
                                              OFFICE+ AND
                             POSITION(S)       LENGTH OF                              NUMBER OF PORTFOLIOS IN  OTHER DIRECTORSHIPS
     NAME, ADDRESS,           HELD WITH          TIME        PRINCIPAL OCCUPATION(S)   FUND COMPLEX OVERSEEN         HELD BY
         AND AGE                FUNDS           SERVED         DURING PAST 5 YEARS        BY BOARD MEMBER         BOARD MEMBER
     --------------          -----------      -----------    -----------------------  -----------------------  -------------------
Margo N. Alexander++; 58   Director/        Since 1995       Mrs. Alexander is        Mrs. Alexander is a      None
c/o UBS Global Asset       Trustee          (Municipal       retired. She was an      director or trustee of
Management                                  Money            executive vice           16 investment companies
51 West 52nd Street                         Market           president of UBS         (consisting of 33
New York, NY 10019                          Series);         Financial Services Inc.  portfolios) for which
                                            Since 1996       (from March 1984 to      UBS Global AM or one of
                                            (Managed         December 2002). She was  its affiliates serves
                                            Municipal        chief executive officer  as investment advisor,
                                            Trust, RMA       (from January 1995 to    sub-advisor or manager.
                                            Money            October 2000), a
                                            Fund, RMA        director (from January
                                            Tax-Free         1995 to September 2001)
                                            Fund)            and chairman (from
                                                             March 1999 to September
                                                             2001) of UBS Global AM
                                                             (formerly known as
                                                             Mitchell Hutchins Asset
                                                             Management Inc.)

Meyer Feldberg+++; 63      Director/        Since 1991       Professor Feldberg is a  Professor Feldberg is a  Professor Feldberg
Morgan Stanley             Trustee          (Managed         senior advisor to        director or trustee of   is also a director
1585 Broadway                               Municipal        Morgan Stanley           30 investment companies  of Primedia Inc.
33rd Floor                                  Trust);          (financial services)     (consisting of 47        (publishing),
New York, NY 10036                          Since 1992       (since March 2005). He   portfolios) for which    Federated
                                            (RMA             is also Dean Emeritus    UBS Global AM or one of  Department Stores,
                                            Money            and Sanford Bernstein    its affiliates serves    Inc. (operator of
                                            Fund,            Professor of Leadership  as investment advisor,   department stores),
                                            RMA Tax-         and Ethics at Columbia   sub-advisor or manager.  Revlon, Inc.
                                            Free Fund);      Business School,                                  (cosmetics) and
                                            Since 1996       although on a two year                            SAPPI, Ltd.
                                            (Municipal       leave of absence. Prior                           (producer of
                                            Money            to July 2004, he was                              paper).
                                            Market           Dean and Professor of
                                            Series)          Management of the
                                                             Graduate School of
                                                             Business at Columbia
                                                             University (since
                                                             1989).

INDEPENDENT BOARD MEMBERS


                                                TERM OF
                                              OFFICE+ AND
                             POSITION(S)       LENGTH OF                              NUMBER OF PORTFOLIOS IN  OTHER DIRECTORSHIPS
     NAME, ADDRESS,           HELD WITH          TIME        PRINCIPAL OCCUPATION(S)   FUND COMPLEX OVERSEEN         HELD BY
         AND AGE                FUNDS           SERVED         DURING PAST 5 YEARS        BY BOARD MEMBER         BOARD MEMBER
     --------------          -----------      -----------    -----------------------  -----------------------  -------------------
Richard Q. Armstrong; 70   Director/        Since 1996       Mr. Armstrong is         Mr. Armstrong is a       None
c/o Willkie Farr &         Trustee and      (Director/       chairman and principal   director or trustee of
Gallagher LLP              Chairman         Trustee)         of R.Q.A. Enterprises    16 investment companies
787 Seventh Avenue         of the           Since 2004       (management consulting   (consisting of 33
New York, NY 10019-6099    Board of         (Chairman        firm) (since April 1991  portfolios) for which
                           Directors/       of the           and principal            UBS Global AM or one of
                           Trustees         Board of         occupation since March   its affiliates serves
                                            Directors/       1995).                   as investment advisor,
                                            Trustees)                                 subadvisor or manager.

David J. Beaubien; 70      Director/        Since 2001       Mr. Beaubien is retired  Mr. Beaubien is a        Mr. Beaubien is
84 Doane Road              Trustee                           (since 2003). He was     director or trustee of   also a director of
Ware, MA 01082                                               chairman of Yankee       16 investment companies  IEC Electronics,
                                                             Environmental Systems,   (consisting of 33        Inc., a
                                                             Inc., a manufacturer of  portfolios) for which    manufacturer of
                                                             meteorological           UBS Global AM or one of  electronic
                                                             measuring systems        its affiliates serves    assemblies.
                                                             (since 1991).            as investment advisor,
                                                                                      sub-advisor or manager.

Richard R. Burt; 58        Director/        Since 1996       Mr. Burt is chairman of  Mr. Burt is a director   Mr. Burt is also a
1275 Pennsylvania Ave.,    Trustee                           Diligence LLC            or trustee of 16         director of
N.W.                                                         (international           investment companies     Hollinger
Washington, D.C. 20004                                       information and          (consisting of 33        International Inc.
                                                             security firm) and IEP   portfolios) for which    (publishing), HCL
                                                             Advisors (international  UBS Global AM or one of  Technologies, Ltd.
                                                             investments and          its affiliates serves    (software and
                                                             consulting firm).        as investment advisor,   information
                                                                                      sub-advisor or manager.  technologies), The
                                                                                                               Central European
                                                                                                               Fund, Inc., The
                                                                                                               Germany Fund, Inc.,
                                                                                                               IGT, Inc. (provides
                                                                                                               technology to gaming
                                                                                                               and wagering
                                                                                                               industry) and
                                                                                                               chairman of Weirton
                                                                                                               Steel Corp. (makes
                                                                                                               and finishes steel
                                                                                                               products). He is
                                                                                                               also a director or
                                                                                                               trustee of funds in
                                                                                                               the Scudder Mutual
                                                                                                               Funds Family
                                                                                                               (consisting of 52
                                                                                                               portfolios).

William D. White; 71       Director/        Since 2001       Mr. White is retired     Mr. White is a director  None
P.O. Box 199               Trustee                           (since 1994).            or trustee of 16
Upper Black Eddy,                                                                     investment companies
PA 18972                                                                              (consisting of 33
                                                                                      portfolios) for which
                                                                                      UBS Global AM or one of
                                                                                      its affiliates serves
                                                                                      as investment advisor,
                                                                                      sub-advisor or manager.

----------

+ Each board member holds office for an indefinite term. Each board member who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age.
++ Mrs. Alexander is deemed an "interested person" of the funds as defined in the Investment Company Act because an immediate family member is an employee of an affiliate of UBS Global AM.
+++ Professor Feldberg is deemed an "interested person" of the funds as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the funds may conduct transactions.

OFFICERS

                                                         TERM OF OFFICE
        NAME, ADDRESS,            POSITION(S) HELD       AND LENGTH OF           PRINCIPAL OCCUPATION(S)
           AND AGE                   WITH FUNDS           TIME SERVED+             DURING PAST 5 YEARS
        --------------            ----------------       --------------          -----------------------
Joseph Allessie*; 40            Vice President        Since 2005            Mr. Allessie is a director and
                                and Assistant                               associate general counsel at UBS
                                Secretary                                   Global Asset Management (US) Inc.
                                                                            and UBS Global Asset Management
                                                                            (Americas) Inc. (collectively,
                                                                            "UBS Global AM -- Americas
                                                                            region") (since 2005). Prior to
                                                                            joining UBS Global AM -- Americas
                                                                            region, he was senior vice
                                                                            president and general counsel of
                                                                            Kenmar Advisory Corp. (from 2004
                                                                            to 2005). Prior to that
                                                                            Mr. Allessie was general counsel
                                                                            and secretary of GAM USA Inc.,
                                                                            GAM Investments, GAM Services,
                                                                            GAM Funds, Inc. and the GAM
                                                                            Avalon Funds (from 1999 to
                                                                            2004). Such entities are
                                                                            affiliates of UBS Global AM --
                                                                            Americas region. Prior to joining
                                                                            GAM, Mr. Allessie was Regulatory
                                                                            Officer to the State of
                                                                            New Jersey, Department of Law and
                                                                            Public Safety, Bureau of
                                                                            Securities (from 1993 to 1999).
                                                                            Mr. Allessie is a vice president
                                                                            and assistant secretary of 20
                                                                            investment companies (consisting
                                                                            of 75 portfolios) for which UBS
                                                                            Global AM -- Americas region or
                                                                            one of its affiliates serves as
                                                                            investment advisor, sub-advisor or
                                                                            manager.

W. Douglas Beck*; 38            President             Since 2005            Mr. Beck is an executive director
                                                                            and head of product development
                                                                            and management for UBS Global AM
                                                                            -- Americas region (since 2002).
                                                                            From March 1998 to November 2002,
                                                                            he held various positions at
                                                                            Merrill Lynch, the most recent
                                                                            being first vice president and
                                                                            co-manager of the managed
                                                                            solutions group. Mr. Beck is
                                                                            president of 20 investment
                                                                            companies (consisting of 75
                                                                            portfolios) for which UBS Global
                                                                            AM -- Americas region or one of
                                                                            its affiliates serves as
                                                                            investment advisor, sub-advisor or
                                                                            manager, and was vice president of
                                                                            such investment companies from
                                                                            2003 to 2005.

                                                         TERM OF OFFICE
        NAME, ADDRESS,            POSITION(S) HELD       AND LENGTH OF           PRINCIPAL OCCUPATION(S)
           AND AGE                   WITH FUNDS           TIME SERVED+             DURING PAST 5 YEARS
        --------------            ----------------       --------------          -----------------------
James Capezzuto*; 41            Vice President        Since 2004            Mr. Capezzuto is a director and
                                and Assistant                               associate general counsel at UBS
                                Secretary                                   Global AM -- Americas region
                                                                            (since 2004). Prior to joining UBS
                                                                            Global AM -- Americas region, he
                                                                            was senior vice president, senior
                                                                            compliance manager at Bank of
                                                                            America (from 2003 to 2004). Prior
                                                                            to that he was general counsel at
                                                                            Steinberg Priest & Sloane and
                                                                            prior to that he was director and
                                                                            senior counsel at Deutsche Asset
                                                                            Management (from 1996 to 2002).
                                                                            Mr. Capezzuto is a vice president
                                                                            and assistant secretary of 20
                                                                            investment companies (consisting
                                                                            of 75 portfolios) for which UBS
                                                                            Global AM -- Americas region or
                                                                            one of its affiliates serves as
                                                                            investment advisor, sub-advisor or
                                                                            manager.

Thomas Disbrow*; 39             Vice President        Since 2000            Mr. Disbrow is a director, head of
                                and Treasurer         (Vice                 retail mutual fund operations and
                                                      President);           co-head of the mutual fund finance
                                                      Since 2004            department of UBS Global AM --
                                                      (Treasurer)           Americas region. Prior to November
                                                                            1999, he was a vice president of
                                                                            Zweig/Glaser Advisers. Mr. Disbrow
                                                                            is a vice president and treasurer
                                                                            of 16 investment companies
                                                                            (consisting of 33 portfolios) and
                                                                            vice president and assistant
                                                                            treasurer of four investment
                                                                            companies (consisting of 42
                                                                            portfolios) for which UBS Global
                                                                            AM -- Americas region or one of its
                                                                            affiliates serves as investment
                                                                            advisor, sub-advisor or manager.

Elbridge T. Gerry III*; 48      Vice President        Since 1996            Mr. Gerry is a managing director --
                                                      (Managed              municipal fixed income of UBS
                                                      Municipal             Global AM -- Americas region. Mr.
                                                      Trust);               Gerry is a vice president of six
                                                      Since 2000            investment companies (consisting
                                                      (Municipal            of 10 portfolios) for which UBS
                                                      Money                 Global AM -- Americas region or one
                                                      Market                of its affiliates serves as
                                                      Series, RMA           investment advisor, sub-advisor or
                                                      Tax-Free              manager.
                                                      Fund)

                                                         TERM OF OFFICE
        NAME, ADDRESS,            POSITION(S) HELD       AND LENGTH OF           PRINCIPAL OCCUPATION(S)
           AND AGE                   WITH FUNDS           TIME SERVED+             DURING PAST 5 YEARS
        --------------            ----------------       --------------          -----------------------
Mark F. Kemper**, 47            Vice President        Since 2004            Mr. Kemper is general counsel of
                                and Secretary                               UBS Global AM -- Americas region
                                                                            (since July 2004). Mr. Kemper also
                                                                            is an executive director of UBS
                                                                            Global AM -- Americas region. He
                                                                            was deputy general counsel of UBS
                                                                            Global Asset Management (Americas)
                                                                            Inc. ("UBS Global AM -- Americas")
                                                                            from July 2001 to July 2004. He
                                                                            has been secretary of UBS Global
                                                                            AM -- Americas since 1999 and
                                                                            assistant secretary of UBS Global
                                                                            Asset Management Trust Company
                                                                            since 1993. Mr. Kemper is
                                                                            secretary of UBS Global AM --
                                                                            Americas region (since 2004).
                                                                            Mr. Kemper is vice president and
                                                                            secretary of 20 investment
                                                                            companies (consisting of 75
                                                                            portfolios) for which UBS Global
                                                                            AM -- Americas region or one of
                                                                            its affiliates serves as
                                                                            investment advisor, sub-advisor or
                                                                            manager.

Joanne M. Kilkeary*; 37         Vice President        Since 2004            Ms. Kilkeary is an associate
                                and Assistant                               director (since 2000) and a senior
                                Treasurer                                   manager (since 2004) of the mutual
                                                                            fund finance department of UBS
                                                                            Global AM -- Americas region.
                                                                            Ms. Kilkeary is a vice president
                                                                            and assistant treasurer of 16
                                                                            investment companies (consisting
                                                                            of 33 portfolios) for which UBS
                                                                            Global AM -- Americas region or
                                                                            one of its affiliates serves as
                                                                            investment advisor, sub-advisor or
                                                                            manager.

Joseph T. Malone*; 37           Vice President        Since 2004            Mr. Malone is a director and
                                and Assistant                               co-head of the mutual fund finance
                                Treasurer                                   department of UBS Global AM --
                                                                            Americas region. From August 2000
                                                                            through June 2001, he was the
                                                                            controller at AEA Investors Inc.
                                                                            From March 1998 to August 2000,
                                                                            Mr. Malone was a manager within
                                                                            the investment management services
                                                                            practice of PricewaterhouseCoopers
                                                                            LLC. Mr. Malone is vice president
                                                                            and assistant treasurer of 16
                                                                            investment companies (consisting
                                                                            of 33 portfolios) and vice
                                                                            president, treasurer and principal
                                                                            accounting officer of four
                                                                            investment companies (consisting
                                                                            of 42 portfolios) for which UBS
                                                                            Global AM -- Americas region or
                                                                            one of its affiliates serves as
                                                                            investment advisor, sub-advisor or
                                                                            manager.

                                                         TERM OF OFFICE
        NAME, ADDRESS,            POSITION(S) HELD       AND LENGTH OF           PRINCIPAL OCCUPATION(S)
           AND AGE                   WITH FUNDS           TIME SERVED+             DURING PAST 5 YEARS
        --------------            ----------------       --------------          -----------------------
Michael H. Markowitz**; 40      Vice President        Since 2001            Mr. Markowitz is a managing
                                                      (RMA                  director, portfolio manager and
                                                      Money                 head of U.S. short duration fixed
                                                      Fund)                 income of UBS Global AM --
                                                                            Americas region. Mr. Markowitz is
                                                                            a vice president of five
                                                                            investment companies (consisting
                                                                            of 21 portfolios) for which UBS
                                                                            Global AM -- Americas region or
                                                                            one of its affiliates serves as
                                                                            investment advisor, sub-advisor or
                                                                            manager.

Joseph McGill*; 43              Vice President        Since 2004            Mr. McGill is an executive
                                and Chief                                   director and chief compliance
                                Compliance                                  officer at UBS Global AM --
                                Officer                                     Americas region (since 2003).
                                                                            Prior to joining UBS Global AM --
                                                                            Americas region, he was Assistant
                                                                            General Counsel at J.P. Morgan
                                                                            Investment Management (from 1999
                                                                            to 2003). Mr. McGill is a vice
                                                                            president and chief compliance
                                                                            officer of 20 investment companies
                                                                            (consisting of 75 portfolios) for
                                                                            which UBS Global AM -- Americas
                                                                            region or one of its affiliates
                                                                            serves as investment advisor,
                                                                            sub-advisor or manager.

Eric Sanders*; 39               Vice President        Since 2005            Mr. Sanders is a director and
                                and Assistant                               associate general counsel of UBS
                                Secretary                                   Global AM -- Americas region
                                                                            (since July 2005). From 1996 until
                                                                            June 2005, he held various
                                                                            positions at Fred Alger & Company,
                                                                            Incorporated, the most recent
                                                                            being assistant vice president and
                                                                            associate general counsel.
                                                                            Mr. Sanders is a vice president
                                                                            and assistant secretary of 16
                                                                            investment companies (consisting
                                                                            of 33 portfolios) for which UBS
                                                                            Global AM -- Americas region or
                                                                            one of its affiliates serves as
                                                                            investment advisor, sub-advisor or
                                                                            manager.

Keith A. Weller*; 44            Vice President        Since 1995            Mr. Weller is an executive
                                and Assistant         (Managed              director and associate general
                                Secretary             Municipal             counsel of UBS Global AM --
                                                      Trust, RMA            Americas region. Mr. Weller is a
                                                      Money                 vice president and assistant
                                                      Fund, RMA             secretary of 20 investment
                                                      Tax-Free              companies (consisting of 75
                                                      Fund);                portfolios) for which UBS Global
                                                      Since 1996            AM -- Americas region or one of
                                                      (Municipal            its affiliates serves as
                                                      Money                 investment advisor, sub-advisor or
                                                      Market                manager.
                                                      Series)

----------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

+ Officers of the funds are appointed by the board members and serve at the pleasure of the board.

          INFORMATION ABOUT DIRECTOR/TRUSTEE OWNERSHIP OF FUNDS' SHARES

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                                    REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                                                                     DIRECTOR/TRUSTEE FOR WHICH UBS FINANCIAL
                                                                                        SERVICES INC., UBS GLOBAL AM OR AN
                                              DOLLAR RANGE OF EQUITY                       AFFILIATE SERVES AS INVESTMENT
DIRECTOR/TRUSTEE                               SECURITIES IN FUNDS+                       ADVISOR, SUB-ADVISOR OR MANAGER+
--------------------------------   ------------------------------------------   --------------------------------------------------
INTERESTED DIRECTORS/TRUSTEES
Margo N. Alexander                 Money Market Portfolio:                                         Over $100,000
                                   $10,001 - $50,000

                                   U.S. Government Portfolio:
                                   None

                                   Tax-Free Fund:
                                   None

                                   California Municipal
                                   Money Fund:
                                   None

                                   New Jersey Municipal
                                   Money Fund:
                                   None

                                   New York Municipal
                                   Money Fund:
                                   Over $100,000

Meyer Feldberg                     Money Market                                                    Over $100,000
                                   Portfolio:
                                   $50,001 - $100,000

                                   U.S. Government Portfolio:
                                   None

                                   Tax-Free Fund:
                                   None

                                   California Municipal
                                   Money Fund:
                                   None

                                   New Jersey
                                   Municipal Money Fund:
                                   None

                                   New York Municipal
                                   Money Fund:
                                   None

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                                    REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                                                                     DIRECTOR/TRUSTEE FOR WHICH UBS FINANCIAL
                                                                                        SERVICES INC., UBS GLOBAL AM OR AN
                                              DOLLAR RANGE OF EQUITY                       AFFILIATE SERVES AS INVESTMENT
DIRECTOR/TRUSTEE                               SECURITIES IN FUNDS+                       ADVISOR, SUB-ADVISOR OR MANAGER+
--------------------------------   ------------------------------------------   --------------------------------------------------
INDEPENDENT DIRECTORS/TRUSTEES
Richard Q. Armstrong               Money Market Portfolio:                                         Over $100,000
                                   None

                                   U.S. Government Portfolio:
                                   None

                                   Tax-Free Fund:
                                   None

                                   California Municipal
                                   Money Fund:
                                   None

                                   New Jersey Municipal
                                   Money Fund:
                                   None

                                   New York Municipal
                                   Money Fund:
                                   None

David J. Beaubien                  Money Market Portfolio:                                         Over $100,000
                                   None

                                   U.S. Government Portfolio:
                                   None

                                   Tax-Free Fund:
                                   None

                                   California Municipal
                                   Money Fund:
                                   None

                                   New Jersey Municipal
                                   Money Fund:
                                   None

                                   New York Municipal
                                   Money Fund:
                                   None

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                                    REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                                                                     DIRECTOR/TRUSTEE FOR WHICH UBS FINANCIAL
                                                                                        SERVICES INC., UBS GLOBAL AM OR AN
                                              DOLLAR RANGE OF EQUITY                       AFFILIATE SERVES AS INVESTMENT
DIRECTOR/TRUSTEE                               SECURITIES IN FUNDS+                       ADVISOR, SUB-ADVISOR OR MANAGER+
--------------------------------   ------------------------------------------   --------------------------------------------------
Richard R. Burt                    Money Market                                                    Over $100,000
                                   Portfolio:
                                   None

                                   U.S. Government Portfolio:
                                   None

                                   Tax-Free Fund:
                                   None

                                   California Municipal
                                   Money Fund:
                                   None

                                   New Jersey Municipal
                                   Money Fund:
                                   None

                                   New York Municipal
                                   Money Fund:
                                   None

William D. White                   Money Market                                                    Over $100,000
                                   Portfolio:
                                   None

                                   U.S. Government Portfolio:
                                   None

                                   Tax-Free Fund:
                                   None

                                   California Municipal
                                   Money Fund:
                                   None

                                   New Jersey Municipal
                                   Money Fund:
                                   None

                                   New York Municipal
                                   Money Fund:
                                   None

----------
+    Information regarding ownership is as of December 31, 2004.

                                   COMMITTEES

     Each of the Corporations/Trusts has an Audit Committee (formerly known as the Audit and Contract Review Committee) and a Nominating and Corporate Governance Committee. The members of the Audit Committee are currently the Independent board members (as defined herein). Richard Q. Armstrong is chairperson of the Audit Committee. The following Independent board members are members of the Nominating and Corporate Governance Committee: Richard R. Burt (chairperson) and William D. White.

     The Audit Committee is responsible for, among other things overseeing the scope of a fund's audit, the quality and objectivity of a fund's financial statements, a fund's accounting and financial reporting policies and practices and internal controls. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from a fund's independent registered public accounting firm of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to a fund's qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting a fund's audit or determining whether a fund's financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside a fund.

     The Audit Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During each fund's fiscal year ended June 30, 2005, each Audit Committee held five meetings.

     Each fund's board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. Each Nominating Committee is responsible for, among other things, selecting, evaluating and recommending to the relevant board candidates to be nominated as additional Independent Directors/Trustees of the board; making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing other such corporate governance functions as the board may authorize. Each Nominating and Corporate Governance Committee held five meetings during the fiscal year ended June 30, 2005. Each Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors/Trustees occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the Corporation/Trust at c/o UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's RESUME or CURRICULUM VITAE, and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders.

     INFORMATION ABOUT INDEPENDENT DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES
      ISSUED BY UBS FINANCIAL SERVICES INC., UBS GLOBAL AM OR ANY COMPANY
             CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH
                  UBS FINANCIAL SERVICES INC. OR UBS GLOBAL AM

     As of December 31, 2004, the Independent board members and their immediate family members did not own any securities issued by UBS Financial Services Inc., UBS Global AM or any company controlling, controlled by or under common control with UBS Financial Services Inc. or UBS Global AM.

                                  COMPENSATION

     Each Independent board member receives, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $70,000, and a $13,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Independent board members who participate in previously scheduled in-person meetings by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent board members who participate in previously scheduled in-person meetings by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. The board's Chairman receives annually $30,000; the chairperson of the Audit Committee receives annually $25,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually $15,000; provided that, if a board member simultaneously holds more than one such position, he or she is paid only the higher of the fees otherwise payable for these positions.

     The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) as follows (i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half of the expense will be allocated equally according to the number of such funds (I.E. expense divided by number of funds). No officer, director or employee of UBS Financial Services Inc., UBS Global AM or one of its affiliates currently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

     The table below includes certain information relating to the compensation of the funds' current board members and the compensation of those board members from all funds for which UBS Financial Services Inc., UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager during the periods indicated.

                               COMPENSATION TABLE+

                                                                                        TOTAL
                                              AGGREGATE COMPENSATION FROM           COMPENSATION
                                      -------------------------------------------     FROM THE
                                                                        MUNICIPAL   CORPORATIONS/
                                                             MANAGED      MONEY        TRUSTS
                                        MONEY    TAX-FREE   MUNICIPAL    MARKET     AND THE FUND
      NAME OF PERSON, POSITION          FUND*      FUND*      TRUST*     SERIES*      COMPLEX**
      ------------------------        --------   --------   ---------   ---------   -------------
Richard Q. Armstrong,
   Director/Trustee                     $38,270     $8,688      $7,540      $2,690   $150,875
David J. Beaubien,
   Director/Trustee                      31,904      7,232       6,280       2,241    129,000
Richard R. Burt,
   Director/Trustee                      31,904      7,232       6,280       2,241    127,000
Meyer Feldberg,++
   Director/Trustee                      34,721      7,882       6,841       2,440    249,000
William D. White,
   Director/Trustee                      31,904      7,232       6,280       2,241    129,000

----------

+ Only independent board members are compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor or manager; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the UBS Global AM funds.
++ Until March 1, 2005, Professor Feldberg was an independent board member and was compensated as such by the funds for which UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager. Effective March 1, 2005, Professor Feldberg is an "interested person" of the funds due to his position as Senior Advisor with Morgan Stanley. As such, Professor Feldberg is no longer compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor, or manager.

* Represents fees paid to each board member indicated for the fiscal year ended June 30, 2005.

** Represents fees paid during the calendar year ended December 31, 2004 to each board member by: (a) 16 investment companies in the case of Messrs. Armstrong, Beaubien, Burt and White; and (b) 31 investment companies in the case of Mr. Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

      As of August 1, 2005, board members and officers owned in the aggregate less than 1% of the outstanding shares of each fund.
UBS Financial Services Inc., 1285 Avenue of the Americas, New York, New York 10019-6028, owned of record all of each fund's shares as of August 1, 2005. As of August 1, 2005, the following shareholder was shown in the funds' records as beneficially owning 5% or more of UBS RMA U.S. Government Portfolio's shares. Except as listed below, the funds do not know of any other person who owns beneficially 5% or more of a fund's shares:


BENEFICIALLY                                             PERCENTAGE OF SHARES
   OWNED                                                  BENEFICIALLY OWNED
   FUND                NAME AND ADDRESS*                 AS OF AUGUST 1, 2005
------------           -----------------                 ---------------------
UBS RMA                UBS Financial Services Inc. FBO          5.18%
U.S. Government        Harman Investments L.P.
Portfolio              ATTN Anthony J. Romano

----------

* The shareholder listed may be contacted c/o UBS Global Asset Management
  (US) Inc., Compliance Department, 51 West 52nd Street, New York, NY
  10019-6114.

 INVESTMENT ADVISORY, ADMINISTRATION AND PRINCIPAL UNDERWRITING ARRANGEMENTS

     INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS.
UBS Financial Services Inc. acts as the funds' investment advisor and administrator pursuant to separate contracts with RMA Money Fund, RMA Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series ("Advisory and Administration Contracts"). Under the Advisory and Administration Contracts, each fund pays UBS Financial Services Inc. an annual fee, computed daily and paid monthly, according to the following schedule:

                       AVERAGE DAILY NET ASSETS                                   ANNUAL RATE
                       ------------------------                                   -----------
         MONEY MARKET PORTFOLIO
           All                                                                           0.50%*
         TAX-FREE FUND:
           Up to $1 billion                                                              0.50%
           In excess of $1 billion up to $1.5 billion                                    0.44%
           Over $1.5 billion                                                             0.36%
         CALIFORNIA MUNICIPAL MONEY FUND, NEW JERSEY MUNICIPAL MONEY FUND, NEW
           YORK MUNICIPAL MONEY FUND AND U.S. GOVERNMENT PORTFOLIO:
           Up to $300 million                                                            0.50%
           In excess of $300 million up to $750 million                                  0.44%
           Over $750 million                                                             0.36%

----------

* Under its Advisory and Administration Contract, Money Market Portfolio is obligated to pay UBS Financial Services Inc. an annual fee, computed daily and paid monthly, of 0.50%. Effective July 1, 2005, UBS Financial Services Inc. is contractually obligated to waive a portion of the fees otherwise payable to it for so long as the fund's shareholder services plan remains in place. Giving effect to such fee waivers, the annual fee is reduced to the following:

           Up to $1 billion                                                              0.50%
           In excess of $1 billion up to $1.5 billion                                    0.44%
           Over $1.5 billion                                                             0.36%

     For the periods indicated, the funds paid (or accrued) to UBS Financial Services Inc. the following fees.

                                                FOR THE FISCAL YEARS ENDED JUNE 30,
                                            -------------------------------------------
                                                2005           2004            2003
                                            ------------   ------------   -------------
     Money Market Portfolio                 $ 57,713,411   $ 83,977,718   $ 114,402,733
     U.S. Government Portfolio                 5,063,288      7,510,754       9,879,480
     Tax-Free Fund                            13,635,506     13,499,078      14,069,194
     California Municipal Money Fund           3,666,972      3,642,632       3,647,168
     New Jersey Municipal Money Fund             690,113        748,753         742,706
     New York Municipal Money Fund             2,779,508      2,779,238       2,797,635


     The following table shows the amount of the fees waived by UBS Financial Services Inc. for the following funds for the fiscal periods indicated.


                                             FOR THE FISCAL YEARS ENDED JUNE 30,
                                            --------------------------------------
                                              2005           2004           2003
                                            --------       ------         --------
     Money Market Portfolio                 $ 43,414             --             --
     California Municipal Money Fund              --       $  5,025             --
     New Jersey Municipal Money Fund              --          5,396             --
     New York Municipal Money Fund                --         10,858             --

     Under the terms of the Advisory and Administration Contracts, each fund bears all expenses incurred in its operation that are not specifically assumed by UBS Financial Services Inc. General expenses of a Corporation or Trust not readily identifiable as belonging to a specific fund or to any other series of the Corporation or Trust are allocated among series by or under the direction of the Corporation's or Trust's board in such manner as that board deems fair and equitable. Expenses borne by the funds include the following (or each fund's share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the funds and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the funds by UBS Financial Services Inc.,
(3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of the shares of the funds under federal and state securities laws and the maintenance of such registrations and qualifications, (5) fees and salaries payable to the board members and officers who are not interested persons of a Corporation or a Trust, or of UBS Financial Services Inc., (6) all expenses incurred in connection with the board members' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against a Corporation or Trust, or a fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for those board members who are not interested persons of a Corporation or Trust ("Independent board members"), (11) charges of custodians, transfer agents and other agents, (12) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders, (13) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which a Corporation or Trust is a party and the expenses a Corporation or Trust may incur as a result of its legal obligation to provide indemnification to its officers, board members, agents and shareholders) incurred by a fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of shareholders meetings, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to the board members and officers, and (18) costs of mailing, stationery and communications equipment.

     Under separate contracts with UBS Financial Services Inc. with respect to Money Fund, Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series ("Sub-Advisory and Sub-Administration Contracts"), UBS Global AM serves as each fund's sub-advisor and sub-administrator. Under the Sub-Advisory and Sub-Administration Contracts, UBS Financial Services Inc. (not the funds) pays UBS Global AM fees, computed daily and paid monthly, at an annual rate of 0.08% of a fund's average daily net assets.

     Prior to March 1, 2004, agreements that were superceded by the Sub-Advisory and Sub-Administration Contracts between UBS Financial Services Inc. and UBS Global AM provided for a fee at an annual rate of 20% of the fee paid by each fund to UBS Financial Services Inc. under the Advisory and Administration Contracts.

     Under the Advisory and Administration and Sub-Advisory and Sub-Administration Contracts (collectively, "Contracts"),
UBS Financial Services Inc. or UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Financial Services Inc. or UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

     The Contracts are terminable with respect to each fund at any time without penalty by vote of the applicable board or by vote of the holders of a majority of the outstanding voting securities of that fund on 60 days' written notice to UBS Financial Services Inc. or UBS Global AM, as the case may be. The Advisory and Administration Contracts are also terminable without penalty by UBS Financial Services Inc. on 60 days' written notice to the appropriate Corporation or Trust, and the Sub-Advisory and Sub-Administration Contracts are terminable without penalty by UBS Financial Services Inc. or UBS Global AM on 60 days' written notice to the other party to the agreement. The Contracts terminate automatically upon their assignment, and each Sub-Advisory and Sub-Administration Contract also terminates automatically upon the assignment of the applicable Advisory and Administration Contract.

     For the periods indicated, UBS Financial Services Inc. paid (or accrued) to UBS Global AM the following fees.

                                                FOR THE FISCAL YEARS ENDED JUNE 30,
                                             -----------------------------------------
                                                 2005          2004           2003
                                             -----------   ------------   ------------
     Money Market Portfolio                  $ 9,234,247   $ 15,899,620   $ 22,880,547
     U.S. Government Portfolio                   951,842      1,488,618      1,975,896
     Tax-Free Fund                             2,630,112      2,663,820      2,813,839
     California Municipal Money Fund             641,682        697,792        729,434
     New Jersey Municipal Money Fund             110,418        140,271        148,541
     New York Municipal Money Fund               472,639        528,292        559,527

     MONEY MARKET PORTFOLIO:  BOARD APPROVAL OF THE ADVISORY AND ADMINISTRATION
           CONTRACT AND SUB-ADVISORY AND SUB-ADMINISTRATION CONTRACT

     BACKGROUND. At a meeting of the fund's board on July 20, 2005, the board members, including the fund's Independent Directors, considered and approved the continuance of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract. In preparing for the meeting, the board members had requested and received information from UBS Financial Services Inc. and UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information concerning UBS Financial Services Inc. and UBS Global AM, as well as the advisory, sub-advisory, administrative, sub-administrative and distribution arrangements for the fund, certain portions of which are discussed below. The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract. Subsequently, the Chairman of the board and independent legal counsel to the Independent Directors met with management representatives to discuss generally how information would be provided at the board meeting. The Independent Directors also met for several hours the evening before the board meeting and met again after management's presentation was completed to review the disclosure that had been presented to them at the meeting. At all of these sessions, the Independent Directors met in session with their independent legal counsel.
The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration, distribution and service agreements.

     BOARD APPROVAL OF ADVISORY AND ADMINISTRATION CONTRACT AND SUB-ADVISORY AND SUB-ADMINISTRATION CONTRACT. In approving the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract, the board, including the Independent Directors, considered the following factors:

     NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE ADVISORY AND ADMINISTRATION CONTRACT AND THE SUB-ADVISORY AND SUB-ADMINISTRATION CONTRACT. The board received and considered information regarding the nature, extent and quality of management and sub-advisory services provided to the fund by UBS Financial Services Inc. under the Advisory and Administration Contract and UBS Global AM under the Sub-Advisory and Sub-Administration Contract, respectively, during the past year. The board also received a description of the administrative and other services rendered to the fund and its shareholders by management, including in particular
UBS Financial Services Inc.'s oversight of UBS Global AM's provision of sub-advisory and sub-administrative services. The board noted that information received at regular meetings throughout the year related to the services rendered by UBS Financial Services Inc. concerning the management of the fund's affairs and UBS Financial Services Inc.'s role in overseeing UBS Global AM's provision of sub-advisory and sub-administrative services to the fund and management's role in coordinating providers of other services to the fund, including custody, accounting and transfer agency services. The board's evaluation of the services provided by UBS Financial Services Inc. and UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS fund complex, including the scope and quality of UBS Financial Services Inc.'s and UBS Global AM's investment management, sub-advisory and other capabilities and the quality of management's administrative, sub-administrative and other services. The board observed that the scope of services provided by management had expanded over time as a result of regulatory and other developments, including maintaining and monitoring UBS Global AM's own and the fund's expanded compliance programs.

      The board had available to it the qualifications, backgrounds and responsibilities of the fund's senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the fund and recognized that many of these persons report to the board regularly, some at every board meeting. The board also considered, based on its knowledge of UBS Financial Services Inc., UBS Global AM and their affiliates, the financial resources available to management and its parent organization, UBS AG.

     The board reviewed how transactions in fund assets are effected. While UBS Global AM's brokerage policies and practices, the standards applied in seeking best execution, UBS Global AM's policies and practices regarding soft dollars, the use of a broker affiliated with UBS Financial Services Inc. and UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures were available to the board, many of these policies and practices were deemed not applicable to the management of a money market fund's portfolio. Management reminded the board that the fund functions as a sweep vehicle.

      In addition, management also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation arrangements.

     The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract.

     FUND PERFORMANCE. The board received and considered performance information of the fund compared to other funds (the "Performance Universe") selected by Lipper, Inc. ("Lipper"), an independent provider of investment company data, over the one-, three-, five- and 10-year periods ended May 31, 2005. The board was provided with a description of the methodology Lipper used to determine the similarity of the fund with the funds included in the Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the fund's performance.

     The comparative Lipper information showed that the fund's performance was consistently in the second quintile for the one-, three-, and ten-year periods and in the first quintile for the five-year period and, thus, that the fund had outperformed most of the funds in its Performance Universe. Based on its review, the board concluded that the fund's investment performance was satisfactory.

     MANAGEMENT FEES AND EXPENSE RATIOS. The board reviewed and considered the contractual management fee (the "Contractual Management Fee") (0.50%) payable by the fund to UBS Financial Services Inc. in light of the nature, extent and quality of the management and administrative services provided by UBS Financial Services Inc. The board also considered that effective July 1, 2005, in connection with shareholders' recent approval of a shareholder services plan for the fund, the fund's Contractual Management Fee was reduced by a contractual fee waiver arrangement so that the management fee is not to exceed the following breakpoint schedule: up to $1.0 billion in average daily net assets - 0.50%; in excess of $1.0 billion and up to $1.5 billion in average daily net assets - 0.44%; over $1.5 billion in average daily net assets - 0.36%. The board noted that UBS Financial Services Inc. had also agreed, in connection with the shareholders' approval of the plan, that it would cap the fund's aggregate management and service fees so that the total of these two expenses would not exceed the fund's current Contractual Management Fee. The board also reviewed and considered the actual fee rate paid by the fund (the "Actual Management Fee") (0.371%) (which was calculated based upon the comparison period utilized by Lipper, but then adjusted by Lipper to reflect the imposition of the new fee waiver discussed above).

     Additionally, the board received and considered information comparing the fund's Contractual Management Fee, Actual Management Fee and overall expenses with those of other funds in a group of funds selected and provided by Lipper (the "Expense Group"). The board also received information on UBS Global Asset Management (Americas) Inc.'s (an affiliate of both
UBS Financial Services Inc. and UBS Global AM) standard institutional account fees for short-term fixed income-type accounts. The board noted that these fees were lower than the Contractual and Actual Management Fees (which Contractual and Actual Management Fees reflect the aggregate of fees payable to UBS Financial Services Inc. and the sub-advisory and sub-administration fees payable to UBS Global AM), but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts, the differences in the levels of services required by mutual funds and such accounts and the memorandum provided by the fund's legal counsel discussing court decisions regarding the limited usefulness of such comparisons. Management also discussed with the board the fund's distribution arrangements. The board noted that UBS Global AM is the principal distributor of the fund's shares and has appointed UBS Financial Services Inc. as a dealer for the sale of the fund's shares. The board also noted that the fund's shareholders had recently approved the adoption of a shareholder services plan with respect to the fund, under which plan UBS Global AM pays all or virtually all of the service fee to UBS Financial Services Inc.

     The comparative Lipper information showed that the fund's Contractual Management Fee and Actual Management Fee were in the fifth and second quintile, respectively, of the funds in their Expense Group (I.E., ninth and fourth lowest of ten, respectively, for the comparison period utilized in the Lipper report, after adjusting the data for the more recent fee waivers) and that, therefore, although the fund's Contractual Management Fee was higher than that of most of the funds in its Expense Group, its Actual Management Fee was below the average for its Expense Group. The board also noted that the fund's total expenses of 0.598% were third lowest in its Expense Group for the comparison period utilized in the Lipper report, placing it in the second quintile for its Expense Group.

     The board did not receive comparative information from Lipper with respect to the fund's sub-advisory and sub-administration fee (the "Sub-advisory Fee"). The board noted that the compensation paid to UBS Global AM is paid by UBS Financial Services Inc., not the fund, and, accordingly, that the retention of UBS Global AM does not increase the fees otherwise incurred by the fund's shareholders.

     Taking all of the above into consideration, the board determined that the Contractual Management Fee and the Sub-advisory Fee were reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract, respectively.

     UBS FINANCIAL SERVICES INC. PROFITABILITY. The board received and considered a profitability analysis of UBS Financial Services Inc. and its affiliates in providing services to the fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. In addition, the board received information with respect to the allocation methodologies used in preparing this profitability data. The board also received information about UBS Financial Services Inc.'s profitability in comparison with the limited available industry data.
UBS Financial Services Inc.'s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the fund.

     ECONOMIES OF SCALE. The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the fund, whether the fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The board considered whether economies of scale in the provision of services to the fund were being passed along to the shareholders.

     The board noted that the fund's Contractual Management Fee, after giving effect to the contractual waivers, contained breakpoints. The board considered that the fund's asset level exceeded the breakpoints and, as a result, the fund and its shareholders realized certain economies of scale because the total expense ratio of the fund was lower than if no breakpoints had been in place given the addition of the service plan. Accordingly, the board determined that economies of scale were passed on to shareholders in the form of breakpoints to the Management Fee. The board also noted that as the fund's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for directors, auditors and legal fees, become a smaller percentage of overall assets. The board also noted that the fund's Sub-advisory Fee did not contain breakpoints but also that, as the Sub-advisory Fee is paid by UBS Financial Services Inc., not the fund, separate considerations of economies of scale with respect to the Sub-advisory Fee were not relevant.

     Generally, in light of UBS Financial Services Inc.'s profitability data, the Actual (as well as Contractual) Management Fee, and the breakpoints currently in place, the board believed that UBS Financial Services Inc.'s sharing of current economies of scale with the fund was acceptable.

     OTHER BENEFITS TO UBS FINANCIAL SERVICES INC. AND UBS GLOBAL AM. The board considered other benefits received by UBS Financial Services Inc., UBS Global AM and their affiliates as a result of their relationship with the fund, including the opportunity to offer additional products and services to fund shareholders.

     In light of the costs of providing investment management, sub-advisory, administrative, sub-administrative and other services to the fund and UBS Financial Services Inc.'s and UBS Global AM's ongoing commitment to the fund, the profits and other ancillary benefits that UBS Financial Services Inc. and its affiliates received were considered reasonable.

     In light of all of the foregoing, the board approved each of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract to continue for another year.

     No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract.
 The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract in a private session with their independent legal counsel at which no representatives of UBS Financial Services Inc. or UBS Global AM were present.

         U.S. GOVERNMENT PORTFOLIO: BOARD APPROVAL OF THE ADVISORY AND ADMINISTRATION CONTRACT AND SUB-ADVISORY AND SUB-ADMINISTRATION CONTRACT

     BACKGROUND. At a meeting of the fund's board on July 20, 2005, the board members, including the fund's Independent Directors, considered and approved the continuance of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract. In preparing for the meeting, the board members had requested and received information from UBS Financial Services Inc. and UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information concerning UBS Financial Services Inc. and UBS Global AM, as well as the advisory, sub-advisory, administrative, sub-administrative and distribution arrangements for the fund, certain portions of which are discussed below. The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract. Subsequently, the Chairman of the board and independent legal counsel to the Independent Directors met with management representatives to discuss generally how information would be provided at the board meeting. The Independent Directors also met for several hours the evening before the board meeting and met again after management's presentation was completed to review the disclosure that had been presented to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel.
The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration, distribution and service agreements.

     BOARD APPROVAL OF ADVISORY AND ADMINISTRATION CONTRACT AND SUB-ADVISORY AND SUB-ADMINISTRATION CONTRACT. In approving the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract, the board, including the Independent Directors, considered the following factors:

     NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE ADVISORY AND ADMINISTRATION CONTRACT AND THE SUB-ADVISORY AND SUB-ADMINISTRATION CONTRACT. The board received and considered information regarding the nature, extent and quality of management and sub-advisory services provided to the fund by UBS Financial Services Inc. under the Advisory and Administration Contract and UBS Global AM under the Sub-Advisory and Sub-Administration Contract, respectively, during the past year. The board also received a description of the administrative and other services rendered to the fund and its shareholders by management, including in particular
UBS Financial Services Inc.'s oversight of UBS Global AM's provision of sub-advisory and sub-administration services. The board noted that information received at regular meetings throughout the year related to the services rendered by UBS Financial Services Inc. concerning the management of the fund's affairs and UBS Financial Services Inc.'s role in overseeing UBS Global AM's provision of sub-advisory and sub-administrative services to the fund and management's role in coordinating providers of other services to the fund, including custody, accounting and transfer agency services. The board's evaluation of the services provided by UBS Financial Services Inc. and UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS fund complex, including the scope and quality of UBS Financial Services Inc.'s and UBS Global AM's investment management, sub-advisory and other capabilities and the quality of management's administrative, sub-administrative and other services. The board observed that the scope of services provided by management had expanded over time as a result of regulatory and other developments, including maintaining and monitoring UBS Global AM's own and the fund's expanded compliance programs.

     The board had available to it the qualifications, backgrounds and responsibilities of the fund's senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the fund and recognized that many of these persons report to the board regularly, some at every board meeting. The board also considered, based on its knowledge of UBS Financial Services Inc., UBS Global AM and their affiliates, the financial resources available to management and its parent organization, UBS AG.

     The board reviewed how transactions in fund assets are effected. While UBS Global AM's brokerage policies and practices, the standards applied in seeking best execution, UBS Global AM's policies and practices regarding soft dollars, the use of a broker affiliated with UBS Financial Services Inc. and UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures were available to the board, many of these policies and practices were deemed not applicable to the management of a money market fund's portfolio. In addition, management also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation arrangements.

     The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract.

FUND PERFORMANCE

     The board received and considered performance information of the fund compared to other funds (the "Performance Universe") selected by Lipper, Inc. ("Lipper"), an independent provider of investment company data, over the one-, three-, five- and 10-year periods ended May 31, 2005. The board was provided with a description of the methodology Lipper used to determine the similarity of the fund with the funds included in the Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the fund's performance.

     The comparative Lipper information showed that the fund's performance was consistently in the second quintile for the one-, three-, and five-year periods and in the third quintile for the ten-year period and, thus, that the fund's performance was above the Performance Universe average for the one-, three-, and five-year periods and approximately at the Performance Universe Average for the ten-year period. Based on its review, the board concluded that the fund's investment performance was satisfactory.

     MANAGEMENT FEES AND EXPENSE RATIOS. The board reviewed and considered the contractual management fee (the "Contractual Management Fee") (0.428% after the imposition of breakpoints, which are discussed further below) payable by the fund to UBS Financial Services Inc. in light of the nature, extent and quality of the management and administrative services provided by UBS Financial Services Inc. The board also reviewed and considered the actual fee rate paid by the fund (the "Actual Management Fee") (0.402%).

     Additionally, the board received and considered information comparing the fund's Contractual Management Fee, Actual Management Fee and overall expenses with those of other funds in a group of funds selected and provided by Lipper (the "Expense Group"). The board also received information on UBS Global Asset Management (Americas) Inc.'s (an affiliate of both
UBS Financial Services Inc. and UBS Global AM) standard institutional account fees for short-term fixed income-type accounts. The board noted that these fees were lower than the Contractual and Actual Management Fees (which Contractual and Actual Management Fees reflect the aggregate of fees payable to UBS Financial Services Inc. and the sub-advisory and sub-administration fees payable to UBS Global AM), but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts, the differences in the levels of services required by mutual funds and such accounts and the memorandum provided by the fund's legal counsel discussing court decisions regarding the limited usefulness of such comparisons. Management also discussed with the board the fund's distribution arrangements. The board noted that UBS Global AM is the principal distributor of the fund's shares and has appointed UBS Financial Services Inc. as a dealer for the sale of the fund's shares, and that the fund pays UBS Global AM a monthly service fee at the annual rate of up to 0.15% of the fund's average daily net assets for providing certain shareholder services and that, currently, the amount paid
UBS Global AM is 0.125% of average daily net assets.

     The comparative Lipper information showed that the fund's Contractual Management Fee and Actual Management Fee were in the third quintile and fourth quintile, respectively, of the funds in their Expense Group (I.E., fourth and fifth lowest of seven, respectively, for the comparison periods utilized in the Lipper report) and, thus, that the fund's contractual and actual management fee were somewhat above the median for their Expense Group average. The board also noted that the fund's total expenses of 0.578% were third lowest in its Expense Group for the comparison period utilized in the Lipper report, placing it in the second quintile for its Expense Group and thus, its total expenses were below the average for its Expense Group.

     The board did not receive comparative information from Lipper with respect to the fund's sub-advisory and sub-administration fee (together, the "Sub-advisory Fee"). The board noted that the compensation paid to UBS Global AM is paid by UBS Financial Services Inc., not the fund, and, accordingly, that the retention of UBS Global AM does not increase the fees otherwise incurred by the fund's shareholders.

     Taking all of the above into consideration, the board determined that the Contractual Management Fee and the Sub-advisory Fee were reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract, respectively.

     UBS FINANCIAL SERVICES INC. PROFITABILITY. The board received and considered a profitability analysis of UBS Financial Services Inc. and its affiliates in providing services to the fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. In addition, the board received information with respect to the allocation methodologies used in preparing this profitability data. The board also received information about UBS Financial Services Inc.'s profitability in comparison with the limited available industry data.
UBS Financial Services Inc.'s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the fund.

     ECONOMIES OF SCALE. The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the fund, whether the fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The board considered whether economies of scale in the provision of services to the fund were being passed along to the shareholders.

     The board noted that the fund's Contractual Management Fee contained breakpoints. The board considered that the fund's asset level exceeded the breakpoints and, as a result, the fund and its shareholders realized certain economies of scale because the total expense ratio of the fund was lower than if no breakpoints had been in place. Accordingly, the board determined that economies of scale were passed on to shareholders in the form of breakpoints to the Management Fee. The board also noted that as the fund's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for directors, auditors and legal fees, become a smaller percentage of overall assets. The board also noted that the fund's Sub-advisory Fee did not contain breakpoints but also that, as the Sub-advisory Fee is paid by UBS Financial Services Inc., not the fund, separate considerations of economies of scale with respect to the Sub-advisory Fee were not relevant.

     Generally, in light of UBS Financial Services Inc.'s profitability data, the Actual (as well as Contractual) Management Fee and the breakpoints currently in place, the board believed that UBS Financial Services Inc.'s sharing of current economies of scale with the fund was acceptable.

     OTHER BENEFITS TO UBS FINANCIAL SERVICES INC. AND UBS GLOBAL AM. The board considered other benefits received by UBS Financial Services Inc., UBS Global AM and their affiliates as a result of their relationship with the fund, including the opportunity to offer additional products and services to fund shareholders.

     In light of the costs of providing investment management, sub-advisory, administrative, sub-administrative and other services to the fund and UBS Financial Services Inc.'s and UBS Global AM's ongoing commitment to the fund, the profits and other ancillary benefits that UBS Financial Services Inc. and its affiliates received were considered reasonable.

     In light of all of the foregoing, the board approved each of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract to continue for another year.

     No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract in a private session with their independent legal counsel at which no representatives of UBS Financial Services Inc. or UBS Global AM were present.

 TAX-FREE FUND:  BOARD APPROVAL OF THE ADVISORY AND ADMINISTRATION CONTRACT
            AND SUB-ADVISORY AND SUB-ADMINISTRATION CONTRACT

     BACKGROUND. At a meeting of the fund's board on July 20, 2005, the board members, including the fund's Independent Directors, considered and approved the continuance of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract. In preparing for the meeting, the board members had requested and received information from UBS Financial Services Inc. and UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information concerning UBS Financial Services Inc. and UBS Global AM, as well as the advisory, sub-advisory, administrative, sub-administrative and distribution arrangements for the fund, certain portions of which are discussed below.
The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract. Subsequently, the Chairman of the board and independent legal counsel to the Independent Directors met with management representatives to discuss generally how information would be provided at the board meeting. The Independent Directors also met for several hours the evening before the board meeting and met again after management's presentation was completed to review the disclosure that had been presented to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration, distribution and service agreements.

     BOARD APPROVAL OF ADVISORY AND ADMINISTRATION CONTRACT AND SUB-ADVISORY AND SUB-ADMINISTRATION CONTRACT. In approving the Advisory and
Administration Contract and the Sub-Advisory and Sub-Administration Contract the board, including the Independent Directors, considered the following factors:

     NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE ADVISORY AND ADMINISTRATION CONTRACT AND THE SUB-ADVISORY AND SUB-ADMINISTRATION CONTRACT.
 The board received and considered information regarding the nature, extent and quality of management and sub-advisory services provided to the fund by UBS Financial Services Inc. under the Advisory and Administration Contract and UBS Global AM under the Sub-Advisory and Sub-Administration Contract, respectively, during the past year. The board also received a description of the administrative and other services rendered to the fund and its shareholders by management, including in particular
UBS Financial Services Inc.'s oversight of UBS Global AM's provision of sub-advisory and sub-administration services. The board noted that information received at regular meetings throughout the year related to the services rendered by UBS Financial Services Inc. concerning the management of the fund's affairs and UBS Financial Services Inc.'s role in overseeing UBS Global AM's provision of sub-advisory and sub-administrative services to the fund and management's role in coordinating providers of other services to the fund, including custody, accounting and transfer agency services. The board's evaluation of the services provided by UBS Financial Services Inc. and UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS fund complex, including the scope and quality of UBS Financial Services Inc.'s and UBS Global AM's investment management, sub-advisory and other capabilities and the quality of management's administrative, sub-administrative and other services. The board observed that the scope of services provided by management had expanded over time as a result of regulatory and other developments, including maintaining and monitoring UBS Global AM's own and the fund's expanded compliance programs.

     The board had available to it the qualifications, backgrounds and responsibilities of the fund's senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the fund and recognized that many of these persons report to the board regularly, some at every board meeting. The board also considered, based on its knowledge of UBS Financial Services Inc., UBS Global AM and their affiliates, the financial resources available to management and its parent organization, UBS AG.

     The board reviewed how transactions in fund assets are effected. While UBS Global AM's brokerage policies and practices, the standards applied in seeking best execution, UBS Global AM's policies and practices regarding soft dollars, the use of a broker affiliated with UBS Financial Services Inc. and UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures were available to the board, many of these policies and practices were deemed not applicable to the management of a money market fund's portfolio. In addition, management also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation arrangements.

     The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract.

     FUND PERFORMANCE. The board received and considered performance information of the fund compared to other funds (the "Performance Universe") selected by Lipper, Inc. ("Lipper"), an independent provider of investment company data, over the one-, three-, five- and 10-year periods ended May 31, 2005. The board was provided with a description of the methodology Lipper used to determine the similarity of the fund with the funds included in the Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the fund's performance.

     The comparative Lipper information showed that the fund's performance was in the second quintile for the one-year period and the third quintile for the three-, five-year and 10 year periods shown. Based on its review, the board concluded that the fund's investment performance was satisfactory.

     MANAGEMENT FEES AND EXPENSE RATIOS. The board reviewed and considered the contractual management fee (the "Contractual Management Fee") (0.415% after the imposition of breakpoints, which are discussed further below) payable by the fund to UBS Financial Services Inc. in light of the nature, extent and quality of the management and administrative services provided by UBS Financial Services Inc. The board also reviewed and considered the actual fee rate paid by the fund (the "Actual Management Fee") (0.415%).

     Additionally, the board received and considered information comparing the fund's Contractual Management Fee, Actual Management Fee and overall expenses with those of other funds in a group of funds selected and provided by Lipper (the "Expense Group"). The board also received information on UBS Global Asset Management (Americas) Inc.'s (an affiliate of both
UBS Financial Services Inc. and UBS Global AM) standard institutional account fees for short-term fixed income-type accounts. The board noted that these fees were lower than the Contractual and Actual Management Fees (which Contractual and Actual Management Fees reflect the aggregate of fees payable to UBS Financial Services Inc. and the sub-advisory and sub-administration fees payable to UBS Global AM), but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts, the differences in the levels of services required by mutual funds and such accounts and the memorandum provided by the fund's legal counsel discussing court decisions regarding the limited usefulness of such comparisons. Management also discussed with the board the fund's distribution arrangements. The board noted that UBS Global AM is the principal distributor of the fund's shares and has appointed UBS Financial Services Inc. as a dealer for the sale of the fund's shares, and that the fund pays UBS Global AM a monthly service fee at the annual rate of up to 0.15% of the fund's average daily net assets for providing certain shareholder services and that, currently, the amount paid
UBS Global AM is 0.125% of average daily net assets.

     The comparative Lipper information showed that the fund's Contractual Management Fee and Actual Management Fee were each in the third quintile of the funds in their Expense Group (I.E., fourth lowest of seven, for the comparison periods utilized in the Lipper report). The board also noted that the fund's total expenses of 0.603% was third lowest in its Expense Group for the comparison period utilized in the Lipper report, placing it in the second quintile for its Expense Group.

     The board did not receive comparative information from Lipper with respect to the fund's sub-advisory and sub-administration fee (together, the "Sub-advisory Fee"). The board noted that the compensation paid to UBS Global AM is paid by UBS Financial Services Inc., not the fund, and, accordingly, that the retention of UBS Global AM does not increase the fees otherwise incurred by the fund's shareholders.

     Taking all of the above into consideration, the board determined that the Contractual Management Fee and the Sub-advisory Fee were reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory and Adminstration Contract and the Sub-Advisory and Sub-Administration Contract, respectively.

     UBS FINANCIAL SERVICES INC. PROFITABILITY. The board received and considered a profitability analysis of UBS Financial Services Inc. and its affiliates in providing services to the fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. In addition, the board received information with respect to the allocation methodologies used in preparing this profitability data. The board also received information about UBS Financial Services Inc.'s profitability in comparison with the limited available industry data.
UBS Financial Services Inc.'s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the fund.

     ECONOMIES OF SCALE. The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the fund, whether the fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The board considered whether economies of scale in the provision of services to the fund were being passed along to the shareholders.

     The board noted that the fund's Contractual Management Fee contained breakpoints. The board considered that the fund's asset level exceeded the breakpoints and, as a result, the fund and its shareholders realized certain economies of scale because the total expense ratio of the fund was lower than if no breakpoints had been in place. Accordingly, the board determined that economies of scale were passed on to shareholders in the form of breakpoints to the Contractual Management Fee. The board also noted that as the fund's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for directors, auditors and legal fees, become a smaller percentage of overall assets. The board also noted that the fund's Sub-advisory Fee did not contain breakpoints but also that, as the Sub-advisory Fee is paid by UBS Financial Services Inc., not the fund, separate considerations of economies of scale with respect to the Sub-advisory Fee were not relevant.

     Generally, in light of UBS Financial Services Inc.'s profitability data, the Actual (as well as Contractual) Management Fee and the breakpoints currently in place, the board believed that UBS Financial Services Inc.'s sharing of current economies of scale with the fund was acceptable.

     OTHER BENEFITS TO UBS FINANCIAL SERVICES INC. AND UBS GLOBAL AM. The board considered other benefits received by UBS Financial Services Inc., UBS Global AM and their affiliates as a result of their relationship with the fund, including the opportunity to offer additional products and services to fund shareholders.

     In light of the costs of providing investment management, sub-advisory, administrative, sub-administrative and other services to the fund and UBS Financial Services Inc.'s and UBS Global AM's ongoing commitment to the fund, the profits and other ancillary benefits that UBS Financial Services Inc. and its affiliates received were considered reasonable.

     In light of all of the foregoing, the board approved each of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract to continue for another year.

     No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract.
 The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract in a private session with their independent legal counsel at which no representatives of UBS Financial Services Inc. or UBS Global AM were present.

   CALIFORNIA MUNICIPAL MONEY FUND:  BOARD APPROVAL OF THE ADVISORY AND
            ADMINISTRATION CONTRACT AND THE SUB-ADVISORY AND
                     SUB-ADMINISTRATION CONTRACT

     BACKGROUND. At a meeting of the fund's board on July 20, 2005, the board members, including the fund's Independent Directors, considered and approved the continuance of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract. In preparing for the meeting, the board members had requested and received information from UBS Financial Services Inc. and UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information concerning UBS Financial Services Inc. and UBS Global AM, as well as the advisory, sub-advisory, administrative, sub-administrative and distribution arrangements for the fund, certain portions of which are discussed below.
The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract. Subsequently, the Chairman of the board and independent legal counsel to the Independent Directors met with management representatives to discuss generally how information would be provided at the board meeting.
The Independent Directors also met for several hours the evening before the board meeting and met again after management's presentation was completed to review the disclosure that had been presented to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration, distribution and service agreements.

     BOARD APPROVAL OF ADVISORY AND ADMINISTRATION CONTRACT AND SUB-ADVISORY AND SUB-ADMINISTRATION CONTRACT. In approving the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract, the board, including the Independent Directors, considered the following factors:

     NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE ADVISORY AND ADMINISTRATION CONTRACT AND THE SUB-ADVISORY AND SUB-ADMINISTRATION CONTRACT
The board received and considered information regarding the nature, extent and quality of management and sub-advisory services provided to the fund by UBS Financial Services Inc. under the Advisory and Administration Contract and UBS Global AM under the Sub-Advisory and Sub-Administration Contract, respectively, during the past year. The board also received a description of the administrative and other services rendered to the fund and its shareholders by management, including in particular
UBS Financial Services Inc.'s oversight of UBS Global AM's provision of sub-advisory and sub-administrative services. The board noted that information received at regular meetings throughout the year related to the services rendered by UBS Financial Services Inc. concerning the management of the fund's affairs and UBS Financial Services Inc.'s role in overseeing UBS Global AM's provision of sub-advisory and sub-administrative services to the fund and management's role in coordinating providers of other services to the fund, including custody, accounting and transfer agency services. The board's evaluation of the services provided by UBS Financial Services Inc. and UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS fund complex, including the scope and quality of UBS Financial Services Inc.'s and UBS Global AM's investment management, sub-advisory and other capabilities and the quality of management's administrative, sub-administrative and other services. The board observed that the scope of services provided by management had expanded over time as a result of regulatory and other developments, including maintaining and monitoring UBS Global AM's own and the fund's expanded compliance programs.

     The board had available to it the qualifications, backgrounds and responsibilities of the fund's senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the fund and recognized that many of these persons report to the board regularly, some at every board meeting. The board also considered, based on its knowledge of UBS Financial Services Inc., UBS Global AM and their affiliates, the financial resources available to management and its parent organization, UBS AG.

     The board reviewed how transactions in fund assets are effected. While UBS Global AM's brokerage policies and practices, the standards applied in seeking best execution, UBS Global AM's policies and practices regarding soft dollars, the use of a broker affiliated with UBS Financial Services Inc. and UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures were available to the board, many of these policies and practices were deemed not applicable to the management of a money market fund's portfolio. In addition, management also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation arrangements.

     The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract.

     FUND PERFORMANCE. The board received and considered performance information of the fund compared to other funds (the "Performance Universe") selected by Lipper, Inc. ("Lipper"), an independent provider of investment company data, over the one-, three-, five- and 10-year periods ended May 31, 2005. The board was provided with a description of the methodology Lipper used to determine the similarity of the fund with the funds included in the Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the fund's performance.

     The comparative Lipper information showed that the fund's performance was in the third quintile for the one-year period and the fourth quintile for the three-, five- and 10-year periods shown. The Board requested that management explain the fund's long-term underperformance. Management explained that, in comparison with its Performance Universe, the fund's portfolio was generally of higher overall credit quality and contained very minimum exposure to positions subject to the alternative minimum tax ("AMT").
 Management noted that, in general, its state tax-free funds were managed in a higher quality, generally more defensive posture than a number of their peers. Both of these portfolio management decisions had resulted in a slightly lower yield over time when compared to the Performance Group. Management also noted that, as California was a relatively-high tax state, peers that may have less sensitive (or less affluent) a client base tended to incorporate significant exposures to AMT investments, and that these differentials in AMT investments between the fund and its peers were frequently the reason for the fund's fourth quintile placement. Management also noted that, more recently, the portfolio management team's decision to have a very short weighted average maturity of its portfolio had penalized
performance to a degree.   Based on its review and management's explanation,
including management's explanation that the fund was being managed to provide a higher quality alternative to its investors in comparison to some of its peers, the board concluded that the fund's investment performance was satisfactory.

     MANAGEMENT FEES AND EXPENSE RATIOS. The board reviewed and considered the contractual management fee (the "Contractual Management Fee") (0.447% after the imposition of breakpoints, which are discussed further below) payable by the fund to UBS Financial Services Inc. in light of the nature, extent and quality of the management and administrative services provided by UBS Financial Services Inc. The board also reviewed and considered the actual fee rate paid by the fund (the "Actual Management Fee") (0.457%).

     Additionally, the board received and considered information comparing the fund's Contractual Management Fee, Actual Management Fee and overall expenses with those of other funds in a group of funds selected and provided by Lipper (the "Expense Group"). The board also received information on UBS Global Asset Management (Americas) Inc.'s (an affiliate of both
UBS Financial Services Inc. and UBS Global AM) standard institutional account fees for short-term fixed income-type accounts. The board noted that these fees were lower than the Contractual and Actual Management Fees (which Contractual and Actual Management Fees reflect the aggregate of fees payable to UBS Financial Services Inc. and the sub-advisory and sub-administration fees payable to UBS Global AM), but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts, the differences in the levels of services required by mutual funds and such accounts and the memorandum provided by the fund's legal counsel discussing court decisions regarding the limited usefulness of such comparisons. Management also discussed with the board the fund's distribution arrangements. The board noted that UBS Global AM is the principal distributor of the fund's shares and has appointed UBS Financial Services Inc. as a dealer for the sale of the fund's shares, and that the fund pays UBS Global AM a monthly service fee at the annual rate of up to 0.15% of the fund's average daily net assets for providing certain shareholder services and that, currently, the amount paid
UBS Global AM is 0.125% of average daily net assets.

     The comparative Lipper information showed that the fund's Contractual Management Fee and Actual Management Fee were in the second and fourth quintile, respectively, of the funds in their Expense Group (I.E., third and sixth lowest of nine, respectively, for the comparison periods utilized in the Lipper report). The board also noted that the fund's total expenses of 0.646% were seventh lowest in its Expense Group for the comparison period utilized in the Lipper report, placing it in the fourth quintile for its Expense Group.

     The board did not receive comparative information from Lipper with respect to the fund's sub-advisory and sub-administration fee (together, the "Sub-advisory Fee"). The board noted that the compensation paid to UBS Global AM is paid by UBS Financial Services Inc., not the fund, and, accordingly, that the retention of UBS Global AM does not increase the fees otherwise incurred by the fund's shareholders.

     Taking all of the above into consideration, the board determined that the Contractual Management Fee and the Sub-advisory Fee were reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract, respectively.

     UBS FINANCIAL SERVICES INC. PROFITABILITY. The board received and considered a profitability analysis of UBS Financial Services Inc. and its affiliates in providing services to the fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. In addition, the board received information with respect to the allocation methodologies used in preparing this profitability data. The board also received information about UBS Financial Services Inc.'s profitability in comparison with the limited available industry data.
UBS Financial Services Inc.'s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the fund.

     ECONOMIES OF SCALE. The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the fund, whether the fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The board considered whether economies of scale in the provision of services to the fund were being passed along to the shareholders.

     The board noted that the fund's Contractual Management Fee contained breakpoints. The board considered that the fund's asset level exceeded the breakpoints and, as a result, the fund and its shareholders realized certain economies of scale because the total expense ratio of the fund was lower than if no breakpoints had been in place. Accordingly, the board determined that economies of scale were passed on to shareholders in the form of breakpoints to the Contractual Management Fee. The board also noted that as the fund's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for directors, auditors and legal fees, become a smaller percentage of overall assets. The board also noted that the fund's

Sub-advisory Fee did not contain breakpoints but also that, as the Sub-advisory Fee is paid by UBS Financial Services Inc., not the fund, separate considerations of economies of scale with respect to the Sub-advisory Fee were not relevant.

     Generally, in light of UBS Financial Services Inc.'s profitability data, the Actual (as well as Contractual) Management Fee and the breakpoints currently in place, the board believed that UBS Financial Services Inc.'s sharing of current economies of scale with the fund was acceptable.

     OTHER BENEFITS TO UBS FINANCIAL SERVICES INC. AND UBS GLOBAL AM. The board considered other benefits received by UBS Financial Services Inc., UBS Global AM and their affiliates as a result of their relationship with the fund, including the opportunity to offer additional products and services to fund shareholders.

     In light of the costs of providing investment management, sub-advisory, administrative, sub-administrative and other services to the fund and UBS Financial Services Inc.'s and UBS Global AM's ongoing commitment to the fund, the profits and other ancillary benefits that UBS Financial Services Inc. and its affiliates received were considered reasonable.

     In light of all of the foregoing, the board approved each of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract to continue for another year.

     No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract.
 The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract in a private session with their independent legal counsel at which no representatives of UBS Financial Services Inc. or UBS Global AM were present.

   NEW JERSEY MUNICIPAL MONEY FUND: BOARD APPROVAL OF THE ADVISORY AND ADMINISTRATION CONTRACT AND SUB-ADVISORY AND SUB-ADMINISTRATION CONTRACT

     BACKGROUND. At a meeting of the fund's board on July 20, 2005, the board members, including the fund's Independent Directors, considered and approved the continuance of the Investment Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract with UBS Global AM. In preparing for the meeting, the board members had requested and received information from UBS Financial Services Inc. and UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information concerning UBS Financial Services Inc. and UBS Global AM, as well as the advisory, sub-advisory, administrative, sub-administrative and distribution arrangements for the fund, certain portions of which are discussed below. The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Investment Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract. Subsequently, the Chairman of the board and independent legal counsel to the Independent Directors met with management representatives to discuss generally how information would be provided at the board meeting. The Independent Directors also met for several hours the evening before the board meeting and met again after management's presentation was completed to review the disclosure that had been presented to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration, distribution and service agreements.

     BOARD APPROVAL OF INVESTMENT ADVISORY AND ADMINISTRATION CONTRACT AND SUB-ADVISORY AND SUB-ADMINISTRATION CONTRACT. In approving the Investment Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract, the board, including the Independent Directors, considered the following factors:

    NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE INVESTMENT ADVISORY AND ADMINISTRATION CONTRACT AND THE SUB-ADVISORY AND SUB-ADMINISTRATION CONTRACT. The board received and considered information regarding the nature, extent and quality of management and sub-advisory services provided to the fund by UBS Financial Services Inc. under the Investment Advisory and Administration Contract and UBS Global AM under the Sub-Advisory and Sub-Administration Contract, respectively, during the past year. The board also received a description of the administrative and other services rendered to the fund and its shareholders by management, including in particular UBS Financial Services Inc.'s oversight of UBS Global AM's provision of sub-advisory and sub-administrative services. The board noted that information received at regular meetings throughout the year related to the services rendered by UBS Financial Services Inc. concerning the management of the fund's affairs and UBS Financial Services Inc.'s role in overseeing UBS Global AM's provision of sub-advisory and sub-administrative services to the fund and management's role in coordinating providers of other services to the fund, including custody, accounting and transfer agency services. The board's evaluation of the services provided by UBS Financial Services Inc. and UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS fund complex, including the scope and quality of UBS Financial Services Inc.'s and UBS Global AM's investment management, sub-advisory and other capabilities and the quality of management's administrative, sub-administrative and other services. The board observed that the scope of services provided by management had expanded over time as a result of regulatory and other developments, including maintaining and monitoring UBS Global AM's own and the fund's expanded compliance programs.

     The board had available to it the qualifications, backgrounds and responsibilities of the fund's senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the fund and recognized that many of these persons report to the board regularly, some at every board meeting. The board also considered, based on its knowledge of UBS Financial Services Inc., UBS Global AM and their affiliates, the financial resources available to management and its parent organization, UBS AG.

     The board reviewed how transactions in fund assets are effected. While UBS Global AM's brokerage policies and practices, the standards applied in seeking best execution, UBS Global AM's policies and practices regarding soft dollars, the use of a broker affiliated with UBS Financial Services Inc. and UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures were available to the board, many of these policies and practices were deemed not applicable to the management of a money market fund's portfolio. In addition, management also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation arrangements.

     The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Investment Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract.

     FUND PERFORMANCE. The board received and considered performance information of the fund compared to other funds (the "Performance Universe") selected by Lipper, Inc. ("Lipper"), an independent provider of investment company data, over the one-, three-, five- and 10-year periods ended May 31, 2005. The board was provided with a description of the methodology Lipper used to determine the similarity of the fund with the funds included in the Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the fund's performance.

     The comparative Lipper information showed that the fund's performance was consistently in the fourth quintile for the one-, three-, five-year and
10 year periods shown.  The Board requested that management explain the fund's underperformance. Management explained that, in comparison with its Performance Universe, the fund's portfolio was generally of higher overall credit quality and contained relatively limited exposure to positions subject to the alternative minimum tax ("AMT"). Management noted that, in general, its state tax-free funds were managed in a higher quality, generally more defensive posture than a number of their peers. Both of these portfolio management decisions had resulted in a slightly lower yield over time when compared to the Performance Group. Management also noted that, as New Jersey was a relatively-high tax state, peers that may have less sensitive (or less affluent) a client base tended to incorporate significant exposures to AMT investments, and that these differentials in AMT investments between the fund and its peers were frequently the reason for the fund's fourth quintile placement. Management also noted that, more recently, the portfolio management team's decision to have a very short weighted average maturity of
its portfolio had penalized performance to a degree.   Based on its review
and management's explanation, including management's explanation that the fund was being managed to provide a higher quality alternative to its investors in comparison to some of its peers, the board concluded that the fund's investment performance was satisfactory.

     MANAGEMENT FEES AND EXPENSE RATIOS. The board reviewed and considered the contractual management fee (the "Contractual Management Fee") (0.50%) payable by the fund to UBS Financial Services Inc. in light of the nature, extent and quality of the management and administrative services provided by UBS Financial Services Inc. The board also reviewed and considered the actual fee rate paid by the fund (the "Actual Management Fee") (0.493%).

     Additionally, the board received and considered information comparing the fund's Contractual Management Fee, Actual Management Fee and overall expenses with those of other funds in a group of funds selected and provided by Lipper (the "Expense Group"). The board also received information on UBS Global Asset Management (Americas) Inc.'s (an affiliate of both
UBS Financial Services Inc. and UBS Global AM) standard institutional account fees for short-term fixed income-type accounts. The board noted that these fees were lower than the Contractual and Actual Management Fees (which Contractual and Actual Management Fees reflect the aggregate of fees payable to UBS Financial Services Inc. and the sub-advisory and sub-administration fees payable to UBS Global AM), but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts, the differences in the levels of services required by mutual funds and such accounts and the memorandum provided by the fund's legal counsel discussing court decisions regarding the limited usefulness of such comparisons. Management also discussed with the board the fund's distribution arrangements. The board noted that UBS Global AM is the principal distributor of the fund's shares and has appointed UBS Financial Services Inc. as a dealer for the sale of the fund's shares, and that the fund pays UBS Global AM a monthly service fee at the annual rate of 0.12% of the fund's average daily net assets for providing certain shareholder services.

     The comparative Lipper information showed that the fund's Contractual Management Fee and Actual Management Fee were in the first and fourth quintile, respectively, of the funds in their Expense Group (I.E., second and eighth lowest, respectively, of ten, for the comparison periods utilized in the Lipper report). The board also noted that the fund's total expenses of 0.755% were seventh lowest in its Expense Group for the comparison period utilized in the Lipper report, placing it in the fourth quintile for its Expense Group.

     The board did not receive comparative information from Lipper with respect to the fund's sub-advisory and sub-administration fee (together, the "Sub-advisory Fee"). The board noted that the compensation paid to UBS Global AM is paid by UBS Financial Services Inc., not the fund, and, accordingly, that the retention of UBS Global AM does not increase the fees otherwise incurred by the fund's shareholders.

     Taking all of the above into consideration, the board determined that the Management Fee and the Sub-advisory Fee were reasonable in light of the nature, extent and quality of the services provided to the fund under the Investment Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract, respectively.

     UBS FINANCIAL SERVICES INC. PROFITABILITY. The board received and considered a profitability analysis of UBS Financial Services Inc. and its affiliates in providing services to the fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. In addition, the board received information with respect to the allocation methodologies used in preparing this profitability data. The board also received information about UBS Financial Services Inc.'s profitability in comparison with the limited available industry data.
UBS Financial Services Inc.'s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the fund.

     ECONOMIES OF SCALE. The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the fund, whether the fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The board considered whether economies of scale in the provision of services to the fund were being passed along to the shareholders.

     The board noted that the fund's Contractual Management Fee contained breakpoints. Although the fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the board noted that the fund's breakpoints reflected the potential for sharing economies of scale with shareholders as the fund grows. The board also noted that as the fund's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for directors, auditors and legal fees, become a smaller percentage of overall assets. The board also noted that the fund's Sub-advisory Fee did not contain breakpoints but also that, as the Sub-advisory Fee is paid by UBS Financial Services Inc., not the fund, separate considerations of economies of scale with respect to the Sub-advisory Fee were not relevant.

     Generally, in light of UBS Financial Services Inc.'s profitability data, the Actual (as well as Contractual) Management Fee and the breakpoints which would provide for sharing of economies of scale with shareholders if the fund grew, the board believed that UBS Financial Services Inc.'s sharing of current and potential economies of scale with the fund was acceptable.

     OTHER BENEFITS TO UBS FINANCIAL SERVICES INC. AND UBS GLOBAL AM. The board considered other benefits received by UBS Financial Services Inc., UBS Global AM and their affiliates as a result of their relationship with the fund, including the opportunity to offer additional products and services to fund shareholders.

     In light of the costs of providing investment management, sub-advisory, administrative, sub-administrative and other services to the fund and UBS Financial Services Inc.'s and UBS Global AM's ongoing commitment to the fund, the profits and other ancillary benefits that UBS Financial Services Inc. and its affiliates received were considered reasonable.

     In light of all of the foregoing, the board approved each of the Investment Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract to continue for another year.

     No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract in a private session with their independent legal counsel at which no representatives of UBS Financial Services Inc. or UBS Global AM were present.

        NEW YORK MUNICIPAL MONEY FUND:  BOARD APPROVAL OF THE
     ADVISORY AND ADMINISTRATION CONTRACT AND SUB-ADVISORY AND SUB-
                      ADMINISTRATION CONTRACT

     BACKGROUND. At a meeting of the fund's board on July 20, 2005, the board members, including the fund's Independent Directors, considered and approved the continuance of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract. In preparing for the meeting, the board members had requested and received information from UBS Financial Services Inc. and UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information concerning UBS Financial Services Inc. and UBS Global AM, as well as the advisory, sub-advisory, administrative, sub-administrative and distribution arrangements for the fund, certain portions of which are discussed below.
The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract. Subsequently, the Chairman of the board and independent legal counsel to the Independent Directors met with management representatives to discuss generally how information would be provided at the board meeting.
The Independent Directors also met for several hours the evening before the board meeting and met again after management's presentation was completed to review the disclosure that had been presented to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration, distribution and service agreements.

     BOARD APPROVAL OF ADVISORY AND ADMINISTRATION CONTRACT AND SUB-ADVISORY AND SUB-ADMINISTRATION CONTRACT. In approving the Advisory and
Administration Contract and the Sub-Advisory and Sub-Administration Contract, the board, including the Independent Directors, considered the following factors:

     NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE ADVISORY AND ADMINISTRATION CONTRACT AND THE SUB-ADVISORY AND SUB-ADMINISTRATION CONTRACT. The board received and considered information regarding the nature, extent and quality of management and sub-advisory services provided to the fund by UBS Financial Services Inc. under the Advisory and Administration Contract and UBS Global AM under the Sub-Advisory and Sub-Administration Contract, respectively, during the past year. The board also received a description of the administrative and other services rendered to the fund and its shareholders by management, including in particular
UBS Financial Services Inc.'s oversight of UBS Global AM's provision of sub-advisory and sub-administrative services. The board noted that information received at regular meetings throughout the year related to the services rendered by UBS Financial Services Inc. concerning the management of the fund's affairs and UBS Financial Services Inc.'s role in overseeing UBS Global AM's provision of sub-advisory and sub-administrative services to the fund and management's role in coordinating providers of other services to the fund, including custody, accounting and transfer agency services. The board's evaluation of the services provided by UBS Financial Services Inc.
and UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS fund complex, including the scope and quality of UBS Financial Services Inc.'s and UBS Global AM's investment management, sub-advisory and other capabilities and the quality of management's administrative, sub-administrative and other services. The board observed that the scope of services provided by management had expanded over time as a result of regulatory and other developments, including maintaining and monitoring UBS Global AM's own and the fund's expanded compliance programs.

     The board had available to it the qualifications, backgrounds and responsibilities of the fund's senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the fund and recognized that many of these persons report to the board regularly, some at every board meeting. The board also considered, based on its knowledge of UBS Financial Services Inc., UBS Global AM and their affiliates, the financial resources available to management and its parent organization, UBS AG.

     The board reviewed how transactions in fund assets are effected. While UBS Global AM's brokerage policies and practices, the standards applied in seeking best execution, UBS Global AM's policies and practices regarding soft dollars, the use of a broker affiliated with UBS Financial Services Inc. and UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures were available to the board, many of these policies and practices were deemed not applicable to the management of a money market fund's portfolio. In addition, management also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation arrangements.

     The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract.

     FUND PERFORMANCE. The board received and considered performance information of the fund compared to other funds (the "Performance Universe") selected by Lipper, Inc. ("Lipper"), an independent provider of investment company data, over the one-, three-, five- and 10-year periods ended May 31, 2005. The board was provided with a description of the methodology Lipper used to determine the similarity of the fund with the funds included in the Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the fund's performance.

     The comparative Lipper information showed that the fund's performance was consistently in the fourth quintile for the one-, three-, five-year and 10 year periods shown. The Board requested that management explain the fund's underperformance. Management explained that, in comparison with its Performance Universe, the fund's portfolio was generally of higher overall credit quality and contained very minimum exposure to positions subject to the alternative minimum tax ("AMT"). Management noted that, in general, its state tax-free funds were managed in a higher quality, generally more defensive posture than a number of their peers. Both of these portfolio management decisions had resulted in a slightly lower yield over time when compared to the Performance Group. Management also noted that, as New York was a relatively-high tax state, peers that may have less sensitive (or less affluent) a client base tended to incorporate significant exposures to AMT investments, and that these differentials in AMT investments between the fund and its peers were frequently the reason for the fund's fourth quintile placement. Management also noted that, more recently, the portfolio management team's decision to have a very short weighted average maturity of its portfolio had penalized performance to a degree. Based on its review and management's explanation, including management's explanation that the fund was being managed to provide a higher quality alternative to its investors in comparison to some of its peers, the board concluded that the fund's investment performance was satisfactory.

     MANAGEMENT FEES AND EXPENSE RATIOS. The board reviewed and considered the contractual management fee (the "Contractual Management Fee") (0.471% after the imposition of breakpoints, which are discussed further below) payable by the fund to UBS Financial Services Inc. in light of the nature, extent and quality of the management and administrative services provided by UBS Financial Services Inc. The board also reviewed and considered the actual fee rate paid by the fund (the "Actual Management Fee") (0.470%).

     Additionally, the board received and considered information comparing the fund's Contractual Management Fee, Actual Management Fee and overall expenses with those of other funds in a group of funds selected and provided by Lipper (the "Expense Group"). The board also received information on UBS Global Asset Management (Americas) Inc.'s (an affiliate of both UBS Financial Services Inc. and UBS Global AM) standard institutional account fees for short-term fixed income-type accounts. The board noted that these fees were lower than the Contractual and Actual Management Fees (which Contractual and Actual Management Fees reflect the aggregate of fees payable to UBS Financial Services Inc. and the sub-advisory and sub-administration fees payable to UBS Global AM), but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts, the differences in the levels of services required by mutual funds and such accounts and the memorandum provided by the fund's legal counsel discussing court decisions regarding the limited usefulness of such comparisons. Management also discussed with the board the fund's distribution arrangements. The board noted that UBS Global AM is the principal distributor of the fund's shares and has appointed
UBS Financial Services Inc. as a dealer for the sale of the fund's shares, and that the fund pays UBS Global AM a monthly service fee at the annual rate of up to 0.15% of the fund's average daily net assets for providing certain shareholder services and that, currently, the amount paid UBS Global AM is 0.125% of average daily net assets.

     The comparative Lipper information showed that the fund's Contractual Management Fee and Actual Management Fee were in the second and fourth quintile, respectively, of the funds in their Expense Group (I.E., fourth and sixth lowest, respectively, of nine, for the comparison periods utilized in the Lipper report). The board also noted that the fund's total expenses of 0.667% were sixth lowest in its Expense Group for the comparison period utilized in the Lipper report, placing it in the fourth quintile for its Expense Group.

     The board did not receive comparative information from Lipper with respect to the fund's sub-advisory and sub-administration fee (together, the "Sub-advisory Fee"). The board noted that the compensation paid to UBS Global AM is paid by UBS Financial Services Inc., not the fund, and, accordingly, that the retention of UBS Global AM does not increase the fees otherwise incurred by the fund's shareholders.

     Taking all of the above into consideration, the board determined that the Contractual Management Fee and the Sub-advisory Fee were reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract, respectively.

     UBS FINANCIAL SERVICES INC. PROFITABILITY. The board received and considered a profitability analysis of UBS Financial Services Inc. and its affiliates in providing services to the fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. In addition, the board received information with respect to the allocation methodologies used in preparing this profitability data. The board also received information about UBS Financial Services Inc.'s profitability in comparison with the limited available industry data.
UBS Financial Services Inc.'s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the fund.

     ECONOMIES OF SCALE. The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the fund, whether the fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The board considered whether economies of scale in the provision of services to the fund were being passed along to the shareholders.

     The board noted that the fund's Contractual Management Fee contained breakpoints. The board considered that the fund's asset level exceeded the first of its breakpoints and, as a result, the fund and its shareholders realized certain economies of scale because the total expense ratio of the fund was lower than if no breakpoints had been in place. Accordingly, the board determined that economies of scale were passed on to shareholders in the form of breakpoints to the Contractual Management Fee. The board also noted that as the fund's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for directors, auditors and legal fees, become a smaller percentage of overall assets. The board also noted that the fund's Sub-advisory Fee did not contain breakpoints but also that, as the Sub-advisory Fee is paid by UBS Financial Services Inc., not the fund, separate considerations of economies of scale with respect to the Sub-advisory Fee were not relevant.

     Generally, in light of UBS Financial Services Inc.'s profitability data, the Actual (as well as Contractual) Management Fee and the breakpoints currently in place, the board believed that UBS Financial Services Inc.'s sharing of current economies of scale with the fund was acceptable.

     OTHER BENEFITS TO UBS FINANCIAL SERVICES INC. AND UBS GLOBAL AM. The board considered other benefits received by UBS Financial Services Inc., UBS Global AM and their affiliates as a result of their relationship with the fund, including the opportunity to offer additional products and services to fund shareholders.

     In light of the costs of providing investment management, sub-advisory, administrative, sub-administrative and other services to the fund and UBS Financial Services Inc.'s and UBS Global AM's ongoing commitment to the fund, the profits and other ancillary benefits that UBS Financial Services Inc. and its affiliates received were considered reasonable.

     In light of all of the foregoing, the board approved each of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract to continue for another year.

     No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract in a private session with their independent legal counsel at which no representatives of UBS Financial Services Inc. or UBS Global AM were present.

     SECURITIES LENDING. During the fiscal years ended June 30, 2005, 2004 and 2003, Money Market Portfolio earned $1,659, $204,713 and $1,194,627, respectively, for lending its securities. During the fiscal years ended June 30, 2005, 2004 and 2003, U.S. Government Portfolio earned $238,445, $160,675 and $240,106, respectively, for lending its securities. Each fund's lending agent was UBS Securities LLC (or UBS Financial Services Inc., which provided such services prior to UBS Securities LLC). UBS Securities LLC (or
UBS Financial Services Inc.) earned $654, $71,334 and $401,217 in compensation from the Money Market Portfolio for the years ended June 30, 2005, 2004 and 2003, respectively. UBS Securities LLC (or UBS Financial Services Inc.) earned $82,693, $56,322 and $80,723 in compensation from the U.S. Government Portfolio for the years ended June 30, 2005, 2004 and 2003, respectively.

     BANK LINE OF CREDIT. Tax-Free Fund participated until September 10, 2003 with other funds managed, advised or sub-advised by UBS Global AM in a $300 million committed credit facility (the "Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes.

     Under the facility arrangement, Tax-Free Fund had agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest was charged to Tax-Free Fund at rates based on prevailing market rates in effect at the time of borrowings. On September 2, 2003, Tax-Free Fund borrowed $30,400,000 under the Facility with an annualized interest rate of 1.41% which resulted in $1,191 of interest expense. For the period from July 1, 2003 to September 10, 2003, Tax-Free Fund paid a commitment fee of $20,565 to UBS AG, Stamford Branch.

     Effective November 21, 2003, Tax-Free Fund participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company, replacing the Facility arrangement. This is to be used for temporary financing until the settlement of sales of portfolio securities, the repurchase or redemption of shares of Tax-Free Fund at the request of shareholders and other temporary or emergency purposes. Under this new arrangement, Tax-Free Fund had agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the new arrangement. Under the new facility arrangement, for the year ended June 30, 2004, Tax-Free Fund had an average daily amount of borrowing outstanding of $31,815,800 for 5 days with a related weighted average annualized interest rate of 1.51%, which resulted in $6,690 of interest expense. For the year ended June 30, 2005, Tax-Free Fund had an average daily amount of borrowing outstanding under the Committed Credit Facility of $41,789,862 for six days with a related weighted average annualized interest rate of 2.81%, which resulted in $19,572 of interest expense.

     TRANSFER AGENCY RELATED SERVICES. UBS Financial Service Inc. provides transfer agency related services to the funds pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), the funds' transfer agent, and is compensated for these services by PFPC, not the funds.

     For the year ended June 30, 2005, UBS Financial Services Inc. received from PFPC, not the funds, a portion of the total transfer agency and related services fees paid by the funds to PFPC as follows:

     Money Market Portfolio                  $    4,717,307
     U.S. Government Portfolio                      165,108
     Tax-Free Fund                                  544,248
     California Municipal Money Fund                119,568
     New Jersey Municipal Money Fund                 35,127
     New York Municipal Money Fund                  107,296

     PRINCIPAL UNDERWRITING ARRANGEMENTS. UBS Global AM acts as principal underwriter of shares of the funds under separate principal underwriting contracts with each Corporation or Trust ("Principal Underwriting Contracts"). The Principal Underwriting Contracts require UBS Global AM to use its best efforts, consistent with its other business, to sell shares of the funds. Shares of the funds are offered continuously. UBS Global AM may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares. As of the date of this SAI, UBS Global AM has entered into dealer agreements with UBS Financial Services Inc. UBS Global AM is located at 51 West 52nd Street,
New York, New York 10019-6114. Payments by each fund (other than Money Market Portfolio) to compensate UBS Global AM for certain expenses incurred in connection with its activities in providing certain shareholder and account maintenance services are authorized under the Principal Underwriting Contracts and made in accordance with related service plans adopted by each Corporation or Trust with respect to those funds in the manner prescribed by Rule 12b-1 under the Investment Company Act. No such payments have been authorized for Money Market Portfolio.

     Under service plans adopted in the manner prescribed by Rule 12b-1 under the Investment Company Act (each, a "Plan"), each fund (other than Money Market Portfolio) pays UBS Global AM a service fee, computed daily and payable monthly. Effective July 1, 2005, Money Market Portfolio has adopted a non-Rule 12b-1 shareholder services plan (also a "Plan") pursuant to which it pays UBS Global AM a service fee, computed daily and payable monthly. Under its Plan, New Jersey Municipal Money Fund pays service fees to UBS Global AM at the annual rate of 0.12% of its average daily net assets. Each other fund currently pays service fees to UBS Global AM at the annual rate of 0.125% of its average daily net assets, although its Plan authorizes it to pay service fees to UBS Global AM at an annual rate of up to 0.15%. Any increase from the 0.125% annual rate would require prior approval of the applicable board.

     UBS Global AM may reallow any or all of the service fees to such dealers as UBS Global AM may from time to time determine. As of the date of this Statement of Additional Information, UBS Global AM is paying all of the service fees to UBS Financial Services Inc. UBS Financial Services Inc. uses the service fees to pay UBS Financial Services Inc. Financial Advisors and correspondent firms for shareholder servicing. The fee is also used to offset UBS Financial Services Inc.'s other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the UBS Financial Services Inc. branch office in which the Financial Advisor is based, such as rent, communications equipment, employee salaries and other overhead costs.

     Among other things, each Plan provides that (1) UBS Global AM will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those independent board members of the Corporation or Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the affected fund's outstanding shares and (4) while the Plan remains in effect, the selection and nomination of independent board members of the Corporation or Trust shall be committed to the discretion of the independent board members of the Corporation or Trust.

     The funds paid (or accrued) the following service fees to UBS Global AM during the fiscal year ended June 30, 2005:

     U.S. Government Portfolio               $    1,487,252
     Tax-Free Fund                                4,109,551
     California Municipal Money Fund              1,002,628
     New Jersey Municipal Money Fund                165,627
     New York Municipal Money Fund                  738,497

     For the same period, UBS Global AM and UBS Financial Services Inc. estimate that they incurred the following shareholder service-related expenses with respect to each fund during the fiscal year ended June 30, 2005:

                                          SERVICE FEES PAID
                                          TO UBS FINANCIAL         RMA
                                            SERVICES INC.        SERVICE       ALLOCATED
                                         FINANCIAL ADVISORS      CENTER          COSTS
                                         ------------------   ------------   -------------
     U.S. Government Portfolio           $          118,980   $    131,000   $   1,213,333
     Tax-Free Fund                                  328,765        184,666       1,982,667
     California Municipal Money Fund                 80,211         95,000         474,000
     New Jersey Municipal Money Fund                 13,802         76,333          87,000
     New York Municipal Money Fund                   59,081         89,667         354,000

     "Allocated costs" include various internal costs allocated by UBS Financial Services Inc. to its efforts at providing certain shareholder and account maintenance services. These internal costs encompass office rent, salaries and other overhead expenses of various UBS Financial Services Inc. departments and areas of operations.

     In approving the continuance of the Plan for a fund, the applicable board considered all features of the distribution system for the fund, including (1) UBS Global AM's view that the payment of service fees at the annual rate of 0.01% of the average daily net assets of the fund held in shareholder accounts serviced by UBS Financial Services Inc. Financial Advisors and correspondent firms was attractive to such Financial Advisors and correspondent firms and would result in greater growth of the fund than might otherwise be the case, (2) the extent to which fund shareholders might benefit from economies of scale resulting from growth in the fund's assets and shareholder account size and the potential for continued growth, (3) the services provided to the fund and its shareholders by UBS Global AM pursuant to the applicable Principal Underwriting Contract, (4) UBS Global AM's and UBS Financial Services Inc.'s expenses and costs under the Plan as described above and (5) the fact that the expense of the Plan to funds with breakpoints in their advisory and administration fees could be offset if the Plan is successful by the lower fee rates that may be triggered as assets reach higher levels.

     With respect to each Plan, the applicable board also considered the benefits that would accrue to UBS Global AM under the Plan in that UBS Global AM would receive service and sub-advisory and sub-administration fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan is successful and the fund attains and maintains increased asset levels.

     In considering the adoption of Money Market Portfolio's Plan, the Board considered, among other factors, the following: (1) UBS Global AM's view that the payment of service fees at the annual rate of 0.125% of the average daily net assets of the fund held in shareholder accounts serviced by UBS Financial Services Inc. financial advisors and correspondent firms would be attractive to such financial advisors and correspondent firms and would continue the account maintenance services received by shareholders of the Fund while aligning fee structures with the other RMA Funds, (2) UBS Global AM's view that payment for shareholder services is a common practice in the industry, is important to maintenance of shareholder satisfaction, and that failure to maintain shareholder satisfaction would put the Fund at a competitive disadvantage, (3) the extent to which Fund shareholders might benefit from economies of scale resulting from maintenance of the Fund's current level of assets and shareholder account size (I.E., avoiding the disadvantage of costs increasing as a result of a significant decline in Fund assets), (4) UBS Global AM's and UBS Financial Services Inc.'s anticipated expenses and costs under the Plan as described above, and (5) the fact that there would be no increase in the total fees paid by shareholders as a result of the adoption of the Plan because
UBS Financial Services Inc. had agreed, contingent upon shareholder approval and adoption of the Plan, to offset the expenses of the Plan to the fund by
(i) entering into a formal written agreement to waive a portion of UBS Financial Services Inc.'s contractual management fee for as long as the Plan remains in effect, and (ii) capping the effective rate of the management fee paid by the fund such that the aggregate of the total annual management expenses and service fees going forward (as a percentage of the fund's average daily net assets) would not exceed the fund's then existing annual management expenses (as a percentage of the fund's average daily net assets) of 0.50%.

     UBS Global AM may also make cash and non-cash payments to broker-dealers and other financial intermediaries (collectively, "Financial Intermediaries"), subject to UBS Global AM's internal policies and procedures. UBS Global AM provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM. UBS Global AM also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM's internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM's headquarters or other appropriate locations and may include reimbursement of travel expenses (I.E., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM's internal policies and procedures, UBS Global AM may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM's promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with UBS Global AM and may be paid by UBS Global AM for providing sub-transfer agency and other services.

                             PORTFOLIO TRANSACTIONS

     The funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

     For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

     Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that its advises may be used in advising the funds.

     During the fiscal years ended June 30, 2005, 2004 and 2003, the funds paid no brokerage commissions. Therefore, the funds have not allocated any brokerage transactions for research, analysis, advice and similar services.

     Investment decisions for a fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

     As of June 30, 2005, the funds owned securities issued by the following persons who are their regular broker-dealers:

MONEY MARKET PORTFOLIO

ISSUER                                                       TYPE OF SECURITY          VALUE
------                                                    ----------------------   -------------
Citigroup Global Markets Holdings, Inc.                         Short Term
                                                           Corporate Obligations   $  52,336,203
Citigroup Global Markets Holdings, Inc.                      Commercial Paper      $ 134,552,550
Credit Suisse First Boston                                Certificate of Deposit   $ 190,000,000
Goldman Sachs Group, Inc.                                    Commercial Paper      $  89,463,335
Goldman Sachs Group, Inc.                                  Repurchase Agreement    $ 102,000,000
Morgan Stanley                                               Commercial Paper      $  43,846,269
Morgan Stanley                                                  Short Term
                                                           Corporate Obligations   $ 215,000,000
U.S. GOVERNMENT PORTFOLIO

ISSUER                                                       TYPE OF SECURITY          VALUE
------                                                    ----------------------   -------------
Bear Stearns Securities & Co.                              Repurchase Agreement    $ 150,000,000
Deutsche Bank Securities, Inc.                             Repurchase Agreement    $  40,563,599
Goldman Sachs Group, Inc.                                  Repurchase Agreement    $ 200,000,000
Morgan Stanley                                             Repurchase Agreement    $ 200,000,000

               ADDITIONAL PURCHASE AND REDEMPTION INFORMATION;
                             FINANCIAL INSTITUTIONS

     ADDITIONAL PURCHASE INFORMATION. Each fund may, subject to approval by its board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund's shares at the time the transaction occurs. A fund may accept or reject any such securities in its discretion.

     ADDITIONAL REDEMPTION INFORMATION. Each fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or
(b) it is not reasonably practicable for such fund fairly to determine the value of its net assets or (3) as the SEC may otherwise permit.

The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time; although each fund attempts to maintain a constant net asset value of $1.00 per share.

     If conditions exist that make cash payments undesirable, California Municipal Money Fund and New York Municipal Money Fund each reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. If payment is made in securities, a shareholder may incur expenses in converting these securities into cash. Managed Municipal Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

     Under normal circumstances, a fund will redeem shares when so requested by a shareholder's broker-dealer other than UBS Financial Services Inc. by telegram or telephone to UBS Global AM. Such a redemption order will be executed at the net asset value next determined after the order is received by UBS Global AM. Redemptions of fund shares effected through a broker-dealer other than UBS Financial Services Inc. may be subject to a service charge by that broker-dealer.

     FINANCIAL INSTITUTIONS. The funds may authorize financial institutions and their delegates or agents to accept on the funds' behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The funds will be deemed to have received these purchase and redemption orders when such an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions and their delegates or their agents.

                               VALUATION OF SHARES

     Each fund uses its best efforts to maintain its net asset value at $1.00 per share. Each fund's net asset value per share is determined by its custodian, State Street Bank and Trust Company ("State Street"), as of 12:00 noon, Eastern time, on each Business Day. As defined in the Prospectus, "Business Day" means any day on which State Street's Boston offices and the New York City offices of UBS Financial Services Inc. and
UBS Financial Services Inc.'s bank, The Bank of New York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

     Each fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the Investment Company Act. To use amortized cost to value its portfolio securities, a fund must adhere to certain conditions under the Rule relating to the fund's investments, some of which are discussed in the Prospectus and this SAI. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity of the instrument is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, a fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

     Each board has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for any fund, its board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and except as otherwise indicated herein will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value, the relevant board will take appropriate action.

     In determining the approximate market value of portfolio investments, each fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the applicable board.

                                      TAXES

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. To so qualify each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net taxable investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) plus, in the case of each municipal money market fund, its net interest income excludable from gross income under section 103(a) of the Internal Revenue

Code, and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, net income derived from an interest in a qualified publicly traded partnership and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets nor 10% of the voting securities of such issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or securities of other RICs) of any one issuer, or of one or more qualified publicly traded partnerships, in two or more issuers that the fund controls and which are engaged in the same or similar trade or businesses.

     By qualifying for treatment as a RIC, each fund (but not its shareholders) will be relieved of federal income tax on the portion of its investment company taxable income and net capital gain that it distributes to its shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" described in the following paragraph, as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     Please note that dividends from the fund are not eligible for the reduced rate of tax that may apply to certain dividends on corporate stock.

     Dividends paid by a municipal money market fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if it satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a). Each municipal money market fund intends to continue to satisfy this requirement. The aggregate amount annually designated by a municipal money market fund as exempt-interest dividends may not exceed its interest for the year that is excludable under section 103(a) over certain amounts disallowed as deductions. The shareholders' treatment of dividends from the municipal money market funds under state and local income tax laws may differ from the treatment thereof under the Internal Revenue Code.

     Tax-exempt interest attributable to certain PABs (including, in the case of a municipal money market fund receiving interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether a municipal money market fund's tax-exempt interest was attributable to those bonds. PABs are issued by or on behalf of public authorities to finance various privately operated facilities and are described in the Prospectus.

     Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of a municipal money market fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of IDBs or PABs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a municipal money market fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the municipal money market funds still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If a municipal money market fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a municipal money market fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

     Each municipal money market fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a municipal money market fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

     Taxable distributions to non-residents may be subject to a 30% withholding tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for an exemption is not maintained or expected to be available. Exempt-interest dividends paid by the municipal money market funds are not subject to withholding.

     Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all its ordinary (I.E., taxable) income for that year and any capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts.

     The foregoing is a general, abbreviated summary of certain provisions of the federal tax laws currently in effect as they directly govern the taxation of shareholders of each fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning federal tax matters.

     CALIFORNIA TAXES. In any year in which California Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and 50% or more of its assets at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt from personal income taxation by the State of California, the fund will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.

     Individual shareholders of California Municipal Money Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest on tax-exempt obligations issued by the State of California or a California local government (or interest earned on tax-exempt obligations of US possessions or territories), provided that the fund satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in obligations the interest on which is exempt from personal income taxation by the State of California. Income distributions from the fund that are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. However, distributions from the fund, if any, that are derived from interest on obligations of the US government may also be designated by the fund and treated by its shareholders as exempt from California personal income tax, provided that the foregoing 50% requirement is satisfied. In addition, distributions to such shareholders other than exempt-interest dividends will be includable in income subject to the California alternative minimum tax.

     Shareholders of California Municipal Money Fund who are subject to the California corporate franchise tax will be required to include distributions of investment income and capital gains in their taxable income for purposes of that tax. In addition, such distributions may be includable in income subject to the alternative minimum tax.

     Shares of California Municipal Money Fund will not be subject to the California property tax.

     The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of the State of California presently in effect as they directly govern the taxation of shareholders of California Municipal
Money Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

     NEW JERSEY TAXES. New Jersey Municipal Money Fund anticipates that substantially all dividends paid by it will not be subject to taxes imposed by the New Jersey Gross Income Tax (the "New Jersey gross income tax"). In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey gross income tax to the extent the distributions are attributable to income received as interest or gain from New Jersey municipal securities or direct US government obligations or certain other specified obligations. To be classified as a qualified investment fund, at least 80% of the fund's investments must consist of such obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey gross income tax. If the fund continues to qualify as a qualified investment fund, any gain on the redemption of its shares will not be subject to the New Jersey gross income tax. To the extent a shareholder of the fund is obligated to pay state or local taxes outside of New Jersey, dividends earned by such shareholder may represent taxable income.

     The shares of New Jersey Municipal Money Fund are not subject to property taxation by New Jersey or its political subdivisions.

     The foregoing is a general, abbreviated summary of certain of the applicable provisions of New Jersey tax law presently in effect. These provisions are subject to change by legislative, judicial or administrative action and any such change may be either prospective or retroactive with respect to fund transactions. Shareholders are urged to consult with their own tax advisers for more detailed information concerning New Jersey State tax matters.

     NEW YORK TAXES. Individual shareholders of New York Municipal Money Fund will not be required to include in their gross income for New York State and City purposes any portion of distributions received from New York Municipal Money Fund to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivisions thereof (including New York City) or interest earned on obligations of US/possessions or territories to the extent interest on such obligations is exempt from state taxation pursuant to federal law, provided that New York Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and satisfies certain requirements, among others, that at least 50% of its assets at the close of each quarter of its taxable year constitute obligations which are tax-exempt for federal income tax purposes. Distributions from New York Municipal Money Fund which are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to such individual shareholders as ordinary income.

     Shareholders of New York Municipal Money Fund that are subject to the New York State corporate franchise tax or the New York City general corporation tax will be required to include exempt-interest dividends paid by New York Municipal Money Fund in their "entire net income" for purposes of such taxes and will be required to include their shares of New York Municipal Money Fund in their investment capital for purposes of such taxes.

     Shareholders of New York Municipal Money Fund will not be subject to the unincorporated business taxation imposed by New York City solely by reason of their ownership of shares in New York Municipal Money Fund. If a shareholder is subject to the unincorporated business tax, income and gains distributed by New York Municipal Money Fund will be subject to such tax except, in general, to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City). Shares of New York Municipal Money Fund will not be subject to property taxes imposed by New York State or City.

     Interest on indebtedness incurred by shareholders to purchase or carry shares of New York Municipal Money Fund (and certain other expenses relating thereto) generally will not be deductible for New York State or City personal income tax purposes.

     Interest income of New York Municipal Money Fund which is distributed to shareholders will generally not be taxable to New York Municipal Money Fund for purposes of the New York State corporate franchise tax or City general corporation tax.

     New York Municipal Money Fund is subject to the corporate franchise (income) tax measured by the entire net income base, the minimum taxable income base or the fixed dollar minimum, whichever is greater. "Entire net income" of New York Municipal Money Fund is federal "investment company taxable income" with certain modifications.

     The foregoing is a general summary of certain provisions of New York State and City tax laws currently in effect as they directly govern the taxation of shareholders of New York Municipal Money Fund. Further, these provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Municipal Money Fund's transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning tax matters.

     TAX-FREE INCOME VS. TAXABLE INCOME -- TAX-FREE FUND. Table I below illustrates approximate equivalent taxable and tax-free yields at the 2005 federal individual income tax rates in effect on the date of this SAI. For example, a couple with taxable income of $90,000 in 2005, or a single individual with taxable income of $55,000 in 2005, whose investments earn a 3% tax-free yield, would have to earn a 4.00% taxable yield to receive the same benefit.

               TABLE I. 2005 FEDERAL TAXABLE VS. TAX-FREE YIELDS*

                      TAXABLE INCOME (000'S)                                     A TAX-FREE YIELD OF
     -------------------------------------------------------     --------------------------------------------------
       SINGLE RETURN       JOINT RETURN         FEDERAL RATE      1%          2%         3%         4%          5%
     ----------------   ------------------      ------------     ----        ----       ----       ----        ----
                                                                    IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
     $  7.3 -   29.7    $  14.6  -   59.4           15.00%       1.18%       2.35%      3.53%      4.71%       5.88%
       29.7 -   71.95      59.4  -  119.95          25.00%       1.33%       2.67%      4.00%      5.33%       6.67%
      71.95 -  150.15     119.95 -  182.8           28.00%       1.39%       2.78%      4.17%      5.56%       6.94%
      150.15-  326.45     182.8  -  326.45          33.00%       1.49%       2.99%      4.48%      5.97%       7.46%
      Over     326.45      Over     326.45          35.00%       1.54%       3.08%      4.62%      6.15%       7.69%

----------
* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions.

     TAX-FREE INCOME VS. TAXABLE INCOME -- CALIFORNIA MUNICIPAL MONEY FUND. Table II below illustrates approximate equivalent taxable and tax-free yields at the 2005 federal individual and 2004+ California personal income tax rates in effect on the date of this SAI. For example, a California couple with taxable income of $90,000 in 2005, or a single California individual with taxable income of $55,000 in 2005, whose investments earn a 3% tax-free yield, would have to earn a 4.41% taxable yield to receive the same benefit.

     TABLE II. 2005 FEDERAL AND 2004 CALIFORNIA TAXABLE VS. TAX-FREE YIELDS*


                      TAXABLE INCOME (000'S)                                    A TAX-FREE YIELD OF
     -------------------------------------------------------     --------------------------------------------------
                                                 EFFECTIVE
                                                 CALIFORNIA
                                                AND FEDERAL
      SINGLE RETURN       JOINT RETURN          TAX BRACKET       1%          2%         3%         4%          5%
     ----------------   ------------------      ------------     ----        ----       ----       ----        ----
                                                                     IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
     $  0.0 -    6.2     $   0.0 -  12.3            10.90%       1.12%       2.24%      3.37%      4.49%       5.61%
        6.2 -    7.1        12.3 -  14.3            11.80%       1.13%       2.27%      3.40%      4.54%       5.67%
        7.1 -   14.5        14.3 -  29.2            16.70%       1.20%       2.40%      3.60%      4.80%       6.00%
       14.5 -   22.9        29.2 -  45.9            18.40%       1.23%       2.45%      3.68%      4.90%       6.13%
       22.9 -   29.0        45.9 -  58.1            20.10%       1.25%       2.50%      3.75%      5.01%       6.26%
       29.0 -   31.9        58.1 -  63.8            29.50%       1.42%       2.84%      4.26%      5.67%       7.09%
       31.9 -   40.3        63.8 -  80.7            31.00%       1.45%       2.90%      4.35%      5.80%       7.25%
       40.3 -   70.3        80.7 - 117.2            31.98%       1.47%       2.94%      4.41%      5.88%       7.35%
       70.3 -  146.7       117.2 - 178.6            34.70%       1.53%       3.06%      4.59%      6.13%       7.66%
      146.7 -  319.1       178.6 - 319.1            39.23%       1.65%       3.29%      4.94%      6.58%       8.23%
       Over    319.1        Over   319.1            41.05%       1.70%       3.39%      5.09%      6.78%       8.48%

----------
* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and California personal income tax; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a California taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than California personal income taxes).

+ The rates shown reflect California rates for 2004. Inflation adjusted income brackets for 2005 for California are not available as of the date of this SAI, and the California rates thus are still subject to change with retroactive effect for 2005.

     TAX-FREE INCOME VS. TAXABLE INCOME -- NEW JERSEY MUNICIPAL MONEY FUND. Table III below illustrates approximate equivalent taxable and tax-free yields at the federal individual and New Jersey gross income tax rates in effect on the date of this SAI. For example, a New Jersey couple with taxable income of $90,000 in 2005, or a single New Jersey individual with taxable income of $55,000 in 2005, whose investments earn a 3% tax-free yield, would have to earn a 4.23% taxable yield to receive the same benefit.

       TABLE III. 2005 FEDERAL AND NEW JERSEY TAXABLE VS. TAX-FREE YIELD*

                    TAXABLE INCOME (000'S)                                      A TAX-FREE YIELD OF
     -------------------------------------------------------     --------------------------------------------------
                                                 EFFECTIVE
                                                NEW JERSEY
                                                AND FEDERAL
      SINGLE RETURN       JOINT RETURN          TAX BRACKET       1%          2%         3%         4%          5%
     ----------------   ------------------      ------------     ----        ----       ----       ----        ----
                                                                    IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
     $  0.0 -    7.2    $    0.0 -   14.3          11.26%        1.13%       2.25%      3.38%      4.51%       5.63%
        7.2 -   20.0        14.3 -   20.0          16.19%        1.19%       2.39%      3.58%      4.77%       5.97%
       20.0 -   29.0        20.0 -   50.0          16.49%        1.20%       2.39%      3.59%      4.79%       5.99%
                            50.0 -   58.1          17.08%        1.21%       2.41%      3.62%      4.82%       6.03%
       29.0 -   35.0                               26.31%        1.36%       2.71%      4.07%      5.43%       6.79%
                            58.1 -   70.0          26.84%        1.37%       2.73%      4.10%      5.47%       6.83%
       35.0 -   40.0        70.0 -   80.0          27.63%        1.38%       2.76%      4.15%      5.53%       6.91%
       40.0 -   70.4        80.0 -  117.3          29.14%        1.41%       2.82%      4.23%      5.65%       7.06%
       70.4 -   75.0       117.3 -  150.0          31.98%        1.47%       2.94%      4.41%      5.88%       7.35%
       75.0 -  146.8       150.0 -  178.7          32.59%        1.48%       2.97%      4.45%      5.93%       7.42%
      146.8 -  319.0       178.7 -  319.1          37.27%        1.59%       3.19%      4.78%      6.38%       7.97%
       Over    319.0        Over    319.1          39.14%        1.64%       3.29%      4.93%      6.57%       8.22%

*The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and New Jersey gross income tax; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a New Jersey taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than New Jersey personal income taxes).

     TAX-FREE INCOME VS. TAXABLE INCOME -- NEW YORK MUNICIPAL MONEY FUND. Table IV below illustrates approximate equivalent taxable and tax-free yields at the federal individual, and New York State and New York City personal, income tax rates in effect on the date of this SAI. For example, a New York City couple with taxable income of $95,000 in 2005, or a single individual with taxable income of $55,000 in 2005 who lives in New York City, whose investments earn a 3% tax-free yield, would have to earn a 4.47% taxable yield to receive the same benefit. A couple who lives in New York State outside of New York City with taxable income of $95,000 in 2005, or a single individual who lives in New York State outside of New York City with taxable income of $55,000 in 2005, would have to earn a 4.29% taxable yield to realize a benefit equal to a 3% tax-free yield.

         TABLE IV. 2005 FEDERAL AND NEW YORK TAXABLE VS. TAX-FREE YIELD*

                   TAXABLE INCOME (000'S)                                       A TAX-FREE YIELD OF
     -------------------------------------------------------     --------------------------------------------------
                                                  FEDERAL/
                                                  NYS/NYC
                                                 EFFECTIVE
      SINGLE RETURN       JOINT RETURN           TAX BRACKET      1%          2%         3%         4%         5%
     ----------------   ------------------      ------------     ----        ----       ----       ----        ----
                                                                    IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
     $  0.0 -    7.2    $    0.0 -   14.3          16.22%        1.19%       2.38%      3.58%      4.77%       5.96%
        7.2 -    8.0        14.3 -   16.0          20.87%        1.26%       2.53%      3.79%      5.06%       6.32%
        8.0 -   11.0        16.0 -   21.6          21.30%        1.27%       2.54%      3.81%      5.08%       6.35%
       11.0 -   12.0                               21.93%        1.28%       2.56%      3.84%      5.12%       6.40%
                            21.6 -   22.0          21.83%        1.28%       2.56%      3.84%      5.12%       6.40%
       12.0 -   13.0        22.0 -   26.0          22.47%        1.29%       2.58%      3.87%      5.16%       6.45%
       13.0 -   20.0        26.0 -   40.0          23.02%        1.30%       2.60%      3.90%      5.20%       6.50%
       20.0 -   25.0        40.0 -   45.0          23.83%        1.31%       2.63%      3.94%      5.25%       6.56%
       25.0 -   29.0        45.0 -   58.1          23.87%        1.31%       2.63%      3.94%      5.25%       6.57%
       29.0 -   50.0        58.1 -   90.0          32.83%        1.49%       2.98%      4.47%      5.96%       7.44%
       50.0 -   70.4        90.0 -  117.3          32.87%        1.49%       2.98%      4.47%      5.96%       7.45%
       70.4 -  100.0       117.3 -  150.0          35.56%        1.55%       3.10%      4.66%      6.21%       7.76%
      100.0 -  146.8       150.0 -  178.7          36.32%        1.57%       3.14%      4.71%      6.28%       7.85%
      146.8 -  319.1       178.7 -  319.1          40.74%        1.69%       3.37%      5.06%      6.75%       8.44%
      319.1 -  500.0       319.1 -  500.0          42.51%        1.74%       3.48%      5.22%      6.96%       8.70%
       Over    500.0        Over    500.0          42.90%        1.75%       3.50%      5.25%      7.00%       8.76%

                    TAXABLE INCOME (000'S)                                      A TAX-FREE YIELD OF
     -------------------------------------------------------     --------------------------------------------------
                                                FEDERAL/NYS
                                                 EFFECTIVE
       SINGLE RETURN       JOINT RETURN         TAX BRACKET       1%          2%         3%         4%          5%
     ----------------   ------------------      ------------     ----        ----       ----       ----        ----
                                                                   IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
     $  0.0 -    7.2    $    0.0 -   14.3          13.60%        1.16%       2.31%      3.47%      4.63%       5.79%
        7.2 -    8.0        14.3 -   16.0          18.40%        1.23%       2.45%      3.68%      4.90%       6.13%
        8.0 -   11.0        16.0 -   22.0          18.83%        1.23%       2.46%      3.70%      4.93%       6.16%
       11.0 -   13.0        22.0 -   26.0          19.46%        1.24%       2.48%      3.72%      4.97%       6.21%
       13.0 -   20.0        26.0 -   40.0          20.02%        1.25%       2.50%      3.75%      5.00%       6.25%
       20.0 -   29.0        40.0 -   58.1          20.82%        1.26%       2.53%      3.79%      5.05%       6.31%
       29.0 -   70.4        58.1 -  117.3          30.14%        1.43%       2.86%      4.29%      5.73%       7.16%
       70.4 -  100.0       117.3 -  150.0          32.93%        1.49%       2.98%      4.47%      5.96%       7.46%
      100.0 -  146.8       150.0 -  178.7          33.31%        1.50%       3.00%      4.50%      6.00%       7.50%
      146.8 -  319.1       178.7 -  319.1          37.94%        1.61%       3.22%      4.83%      6.45%       8.06%
      319.1 -  500.0       319.1 -  500.0          39.79%        1.66%       3.32%      4.98%      6.64%       8.30%
       Over    500.0        Over    500.0          40.01%        1.67%       3.33%      5.00%      6.67%       8.33%

----------
* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and New York State and New York City personal income taxes; however, some of the fund's investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than New York State and New York City personal income taxes).

                                OTHER INFORMATION

     MASSACHUSETTS BUSINESS TRUSTS. Each Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of that Trust, a Fund, the trustees or any of them in connection with the Trust. Each Declaration of Trust provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility which UBS Financial Services Inc. believes is remote and not material. Upon payment of any liability incurred by a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of each fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

     VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of a Corporation or a Trust may elect all of its board members. The shares of each series of UBS RMA Money Fund Inc. and UBS Managed Municipal Trust will be voted separately, except when an aggregate vote of all the series is required by law.

     The Corporations and Trusts do not hold annual meetings. There normally will be no meetings of shareholders to elect board members unless fewer than a majority of the board members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of a Trust may remove a board member through a declaration in writing or by proxy at a meeting called for that purpose. Shareholders of record of no less than a majority of the outstanding shares of a Corporation may remove a board member by the vote of the holders of a majority of the shares represented at a duly called meeting. A meeting will be called to vote on the removal of a board member at the written request of shareholders of record of not less than 10% of the outstanding shares of a Trust or at least 25% of the outstanding shares of a Corporation.

     CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 2 Avenue De Lafayette, Boston, MA 02206-5501, serves as custodian and recordkeeping agent for each fund. PFPC Inc., a subsidiary of PNC Bank, N.A., located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as each fund's transfer and dividend disbursing agent.

     PRIOR NAMES. Prior to June 9, 2003, the funds were named UBS PaineWebber RMA Money Fund, Inc., UBS PaineWebber RMA Money Market Portfolio and UBS PaineWebber RMA U.S. Government Portfolio (series of UBS PaineWebber RMA Money Fund, Inc.); UBS PaineWebber RMA Tax-Free Fund, Inc.; UBS PaineWebber Managed Municipal Trust, UBS PaineWebber RMA New York Municipal Money Fund, UBS PaineWebber RMA California Municipal Money Fund (series of UBS PaineWebber Managed Municipal Trust); UBS PaineWebber Municipal Money Market Series, and UBS PaineWebber RMA New Jersey Municipal Money Fund (a series of UBS PaineWebber Municipal Money Market Series), respectively. Prior to April 16, 2001, Municipal Money Market Series was known as PaineWebber Municipal Money Market Series; Managed Municipal Trust was known as PaineWebber Managed Municipal Trust; RMA Money Fund was known as PaineWebber RMA Money Fund, Inc.; and RMA Tax-Free Fund was known as PaineWebber RMA Tax-Free Fund, Inc. Similarly, each fund's name did not contain the preface "UBS" prior to that date.

     COUNSEL. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the funds. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Willkie, Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent board members.

     AUDITORS. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as independent registered public accounting firm for the funds.

                              FINANCIAL STATEMENTS

     The funds' Annual Report to Shareholders for their last fiscal year ended June 30, 2005 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of Ernst & Young LLP, appearing therein are incorporated by reference in this SAI.

                  (This page has been left blank intentionally)

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS AND THEIR PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.

RESOURCE MANAGEMENT ACCOUNT, RMA, BUSINESS SERVICES ACCOUNT BSA, AND RESOURCELINE ARE REGISTERED SERVICE MARKS OF UBS FINANCIAL SERVICES INC. RESOURCE ACCUMULATION PLAN IS A SERVICE MARK OF UBS FINANCIAL SERVICES INC. PLATINUM MASTERCARD AND MASTERCARD BUSINESSCARD ARE REGISTERED TRADEMARKS OF MASTERCARD INTERNATIONAL INCORPORATED.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

UBS RMA

Money Market Portfolio
U.S.Government Portfolio
Tax-Free Fund
California Municipal Money Fund
New Jersey Municipal Money Fund
New York Municipal Money Fund


                                             Statement of Additional Information

                                                                 August 30, 2005

(C)2005 UBS Financial Services Inc. All rights reserved.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

                            UBS RETIREMENT MONEY FUND
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                       STATEMENT OF ADDITIONAL INFORMATION

     UBS Retirement Money Fund is a diversified series of UBS RMA Money Fund Inc., a professionally managed open-end investment company ("Corporation").

     The fund's investment advisor and administrator is UBS Financial Services Inc. UBS Global Asset Management (US) Inc. ("UBS Global AM") is the fund's principal underwriter, sub-advisor and sub-administrator. UBS Financial Services Inc. and UBS Global AM are indirect wholly owned subsidiaries of UBS AG.

     Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain an additional copy of the fund's Annual Report without charge by calling toll-free 1-800-647 1568.


     This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus, dated August 30, 2005. A copy of the Prospectus may be obtained by calling any Financial Advisor at UBS Financial Services Inc. or a correspondent firm or by calling toll-free 1-800-647 1568. This SAI is dated August 30, 2005.


                                TABLE OF CONTENTS


                                                                                           PAGE
                                                                                           ----
     The Fund and Its Investment Policies                                                     2
     The Fund's Investments, Related Risks and Limitations                                    2
     Disclosure of Portfolio Holdings                                                         9
     Organization of the Fund; Directors and Officers; Principal Holders and Management
       Ownership of Securities                                                               12
     Investment Advisory, Administration and Principal Underwriting Arrangements             20
     Portfolio Transactions                                                                  26
     Additional Purchase and Redemption Information; Financial Institutions                  26
     Valuation of Shares                                                                     27
     Taxes                                                                                   27
     Other Information                                                                       28
     Financial Statements                                                                    29

                      THE FUND AND ITS INVESTMENT POLICIES

     The fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

     The fund's investment objective is to provide current income consistent with liquidity and conservation of capital. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. These instruments include (1) US and foreign government securities, (2) obligations of US and non-US banks, (3) commercial paper and other short-term obligations of US and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities. Money market instruments also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

     The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

     The fund may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First Tier Securities include US government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either
(1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality.

     The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only US dollar denominated obligations of non-US issuers.

     The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Fund's Investments, Related Risks and Limitations -- Investment Limitations of the Fund" for more information regarding borrowing. The fund may invest in the securities of other investment companies.

              THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

     The following supplements the information contained in the fund's Prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or the SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The fund may invest in these instruments to the extent consistent with its investment objective.

     YIELDS AND CREDIT RATINGS OF MONEY MARKET INSTRUMENTS. The yields on the money market instruments in which the fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

     Subsequent to its purchase by the fund, an issue may cease to be rated or its rating may be reduced. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, the fund's board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category by a single rating agency at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

     US GOVERNMENT SECURITIES. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. These US government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

     US government securities also include separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

     COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. The fund may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission ("SEC"). Descriptions of certain types of short-term obligations are provided below.

     ASSET-BACKED SECURITIES. The fund may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The Fund's Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

     VARIABLE AND FLOATING RATE SECURITIES AND DEMAND INSTRUMENTS. The fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by US government agencies or instrumentalities or guaranteed by the US government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The fund will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See "The Fund's Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

     Generally, the fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

     AUCTION RATE AND REMARKETED PREFERRED STOCK. The fund may purchase certain types of auction rate preferred stock ("ARPS") and/or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

     The fund's investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies. See "The Fund's Investments, Related Risks and Limitations -- Investments in Other Investment Companies."

     VARIABLE AMOUNT MASTER DEMAND NOTES. The fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

     INVESTING IN NON-US SECURITIES. The fund's investments in US dollar denominated securities of non-US issuers may involve risks that are different from investments in US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as US issuers. The fund's investments in securities issued by US finance subsidiaries of non-US banks may involve similar risks to the extent a non-US bank is deemed to support its US finance subsidiary. US finance subsidiaries of non-US banks may not be subject to regulation by US state or federal banking regulations.

     CREDIT AND LIQUIDITY ENHANCEMENTS. The fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the fund to use them when the fund wishes to do so.

     ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those UBS Global AM has determined are liquid pursuant to guidelines established by the board. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

     Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

     Not all restricted securities are illiquid. A large institutional market has developed for many US and non-US securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of US and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

     The board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

     UBS Global AM also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

     REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

     Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See "The Fund's Investments, Related Risks and Limitations -- Segregated Accounts."

     COUNTERPARTIES. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

     OPERATIONS RISK. The fund is subject to the risk that it may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment.

     A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. The fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. The fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. See "The Fund's Investments, Related Risks and Limitations -- Segregated Accounts."

     INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other money market funds and certain securities of closed-end funds, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. The fund may invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity. See also "The Fund's Investments, Related Risks and Limitations -- Auction Rate and Remarketed Preferred Stock."

     LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian (or a sub-custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. The fund will regain ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

     Pursuant to procedures adopted by the board governing the fund's securities lending program, UBS Securities LLC ("UBS Securities"), another indirect wholly owned subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. The board periodically reviews all portfolio securities loan transactions for which UBS Securities has acted as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under the fund's securities lending program.

     SEGREGATED ACCOUNTS. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.


INVESTMENT LIMITATIONS OF THE FUND

     FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (3), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

     The fund will not:

     (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

     The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

     (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of US banks.

     The following interpretations apply to, but are not a part of, this fundamental restriction: (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

     (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

     (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

     The following interpretation applies to, but is not a part of, this fundamental restriction: the fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

     (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

     (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

     The fund will not:

     (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     POLICIES AND PROCEDURES GENERALLY. UBS Global AM and the fund's board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the fund. UBS Global AM and the fund's chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other.

     After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS Global AM and the fund's board determined that the fund has a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

     UBS Global AM's procedures require that UBS Global AM Legal and Compliance address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of the fund's portfolio holdings is for a legitimate business purpose and in the best interests of the fund's shareholders prior to the fund's officer or UBS Global AM Legal and Compliance authorizing the disclosure of portfolio holdings. UBS Global AM Legal and Compliance will periodically review how the fund's portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM affiliates and certain fiduciaries, and broker-dealers to ensure that such use is for legitimate business reasons and in the best interests of the fund's shareholders.

     BOARD OVERSIGHT. The fund's board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement of the portfolio holdings disclosure policies and procedures, the fund's code of ethics, and policies and procedures regarding the misuse of inside information by the chief compliance officer of the fund, (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings, and
(iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS Global AM and the board reserve the right to amend the fund's policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time without prior notice in their sole discretion.

     COMPLETE PORTFOLIO HOLDINGS -- DISCLOSURE TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS. UBS Global AM, for legitimate business purposes, may disclose the fund's complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services and other third parties that provide services (collectively, "Service Providers") to UBS Global AM and/or the fund.

     Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized by a fund officer or the General Counsel or an Associate General Counsel within the Legal and Compliance Department of UBS Global AM.

     COMPLETE PORTFOLIO HOLDINGS -- DISCLOSURE TO UBS GLOBAL AM AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS. The fund's complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries"), subject to authorization by a fund officer or the General Counsel or an Associate General Counsel within the Legal and Compliance Department of UBS Global AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the fund's and/or UBS Global AM's code of ethics, the fund's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the codes of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, transfer agent or custodian to the fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM or the fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the fund's current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

     The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the fund and its shareholders and the legitimate business purposes served by such disclosure.

COMPLETE AND PARTIAL PORTFOLIO HOLDINGS -- ARRANGEMENTS TO DISCLOSE TO SERVICE PROVIDERS AND FIDUCIARIES. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the fund has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the fund are:

- State Street Bank and Trust Company, the fund's custodian, receives portfolio holdings information daily on a real-time basis.

- Ernst & Young LLP, the fund's auditors, receives portfolio holdings information on an annual and semi-annual basis for reporting purposes. There is a 30-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information once a year at a month-end for annual audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young.

- The rating agencies of Morningstar, Standard & Poor's and Lipper receive portfolio holdings information on a monthly basis so that the fund may be included in each rating agency's industry reports and other materials. There is a 30-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.

- A limited number of financial printers used by the fund to print and file its annual and semi-annual shareholder reports and other regulatory materials.

     COMPLETE AND PARTIAL PORTFOLIO HOLDINGS -- DISCLOSURE TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING FUND ASSETS. An investment advisor, administrator or custodian for the fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the fund or its agents. No fund has given their consent to any such use or disclosure and no person or agent of UBS Global AM is authorized to give such consent except as approved by the fund's board.

     COMPLETE AND PARTIAL PORTFOLIO HOLDINGS -- DISCLOSURE AS REQUIRED BY APPLICABLE LAW. Fund portfolio holdings and other investment positions comprising a fund shall be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit or (iv) as required by court order.

     DISCLOSURE OF NON-MATERIAL INFORMATION. Policies and procedures regarding non-material information permit UBS Global AM fund officers, UBS Global AM fund portfolio managers, and other UBS Global AM representatives (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material nonpublic information.

     An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS Global AM believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the fund. Nonexclusive examples of commentary and analysis about the fund include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

     "Approved Representatives" include persons employed by or associated with UBS Global AM who have been authorized by the UBS Global AM Legal and Compliance to disclose recent portfolio changes and/or commentary and analysis in accordance with the applicable policies and procedures.

     PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS. No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS Global AM, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising the fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

     PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION. The portfolio holdings disclosure policies and procedures prohibit the fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

                ORGANIZATION OF THE FUND; DIRECTORS AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

     The Corporation was organized on July 2, 1982 as a Maryland corporation and has three operating series. The Corporation has authority to issue 90 billion shares of common stock of par value $0.001 per share, 20 billion of which are designated as shares of the fund. The remaining shares are designated as shares of the two other series of the Corporation.

     The Corporation is governed by a board of directors, which oversees the fund's operations and which is authorized to establish additional series. Each director serves an indefinite term of office. Each director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. The tables below show, for each director (sometimes referred to as "board member") and executive officer, his or her name, address and age, the position held with the fund, the length of time served as a director or officer of the fund, the director's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by such director.

INTERESTED DIRECTORS


                                            TERM OF
                                          OFFICE+ AND
                            POSITION(S)    LENGTH OF                              NUMBER OF PORTFOLIOS IN    OTHER DIRECTORSHIPS
   NAME, ADDRESS,            HELD WITH       TIME       PRINCIPAL OCCUPATION(S)    FUND COMPLEX OVERSEEN          HELD BY
      AND AGE                  FUND         SERVED        DURING PAST 5 YEARS           BY DIRECTOR               DIRECTOR
-------------------------   -----------   -----------   -----------------------   -----------------------   ---------------------
Margo N. Alexander++; 58    Director      Since 1996    Mrs. Alexander is         Mrs. Alexander is a       None
c/o UBS Global Asset                                    retired. She was an       director or trustee of
Management                                              executive vice            16 investment companies
51 West 52nd Street                                     president of UBS          (consisting of 33
New York, NY 10019                                      Financial Services Inc.   portfolios) for which
                                                        (from March 1984 to       UBS Global AM or one of
                                                        December 2002). She was   its affiliates serves
                                                        chief executive officer   as investment advisor,
                                                        (from January 1995 to     sub-advisor or manager.
                                                        October 2000), a
                                                        director (from January
                                                        1995 to September 2001)
                                                        and chairman (from
                                                        March 1999 to September
                                                        2001) of UBS Global AM
                                                        (formerly known as
                                                        Mitchell Hutchins Asset
                                                        Management Inc.)

Meyer Feldberg+++; 63       Director      Since 1992    Professor Feldberg is a   Professor Feldberg is a   Professor Feldberg
Morgan Stanley                                          senior advisor to         director or trustee of    is also a director
1585 Broadway                                           Morgan Stanley            30 investment companies   of Primedia Inc.
33rd Floor                                              (financial services)      (consisting of 47         (publishing),
New York, NY 10036                                      (since March 2005). He    portfolios) for which     Federated Department
                                                        is also Dean Emeritus     UBS Global AM or one of   Stores, Inc.
                                                        and Sanford Bernstein     its affiliates serves     (operator of
                                                        Professor of Leadership   as investment advisor,    department stores),
                                                        and Ethics at Columbia    sub-advisor or manager.   Revlon, Inc.
                                                        Business School,                                    (cosmetics) and
                                                        although on a two year                              SAPPI, Ltd.
                                                        leave of absence. Prior                             (producer of paper).
                                                        to July 2004, he was
                                                        Dean and Professor of
                                                        Management of the
                                                        Graduate School of
                                                        Business at Columbia
                                                        University (since
                                                        1989).

INDEPENDENT DIRECTORS

Richard Q. Armstrong; 70    Director      Since 1996    Mr. Armstrong is          Mr. Armstrong is a        None
c/o Willkie Farr &          and           (Director)    chairman and principal    director or trustee of
Gallagher LLP               Chairman      Since 2004    of R.Q.A. Enterprises     16 investment companies
787 Seventh Avenue          of the        (Chairman     (management consulting    (consisting of 33
New York, NY                Board of      of the        firm) (since April 1991   portfolios) for which
10019-6099                  Directors     Board of      and principal             UBS Global AM or one of
                                          Directors)    occupation since March    its affiliates serves
                                                        1995).                    as investment advisor,
                                                                                  sub-advisor or manager.

                                          TERM OF
                                        OFFICE+ AND
                           POSITION(S)   LENGTH OF                               NUMBER OF PORTFOLIOS IN      OTHER DIRECTORSHIPS
     NAME, ADDRESS,         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN             HELD BY
       AND AGE                FUND        SERVED        DURING PAST 5 YEARS            BY DIRECTOR                  DIRECTOR
-------------------------  -----------  -----------  -------------------------  --------------------------  ------------------------
David J. Beaubien; 70      Director     Since 2001   Mr. Beaubien is retired    Mr. Beaubien is a director  Mr. Beaubien is also a
84 Doane Road                                        (since 2003). He was       or trustee of 16            director of IEC
Ware, MA 01082                                       chairman of Yankee         investment companies        Electronics, Inc., a
                                                     Environmental Systems,     (consisting of 33           manufacturer of
                                                     Inc., a manufacturer of    portfolios) for which UBS   electronic assemblies.
                                                     meteorological measuring   Global AM or one of its
                                                     systems (since 1991).      affiliates serves as
                                                                                investment advisor,
                                                                                sub-advisor or manager.

Richard R. Burt; 58        Director     Since 1996   Mr. Burt is chairman of    Mr. Burt is a director or   Mr. Burt is also a
1275 Pennsylvania                                    Diligence LLC              trustee of 16 investment    director of Hollinger
Ave., N.W.                                           (international             companies (consisting of    International Inc.
Washington, D.C. 20004                               information and security   33 portfolios) for which    (publishing), HCL
                                                     firm) and IEP Advisors     UBS Global AM or one of     Technologies, Ltd.
                                                     (international             its affiliates serves as    (software and
                                                     investments and            investment advisor,         information
                                                     consulting firm).          sub-advisor or manager.     technologies), The
                                                                                                            Central European Fund,
                                                                                                            Inc., The Germany Fund,
                                                                                                            Inc., IGT, Inc.
                                                                                                            (provides technology to
                                                                                                            gaming and wagering
                                                                                                            industry) and chairman
                                                                                                            of Weirton Steel Corp.
                                                                                                            (makes and finishes
                                                                                                            steel products). He is
                                                                                                            also a director or
                                                                                                            trustee of funds in the
                                                                                                            Scudder Mutual Funds
                                                                                                            Family (consisting of 52
                                                                                                            portfolios).

William D. White; 71       Director     Since  2001  Mr. White is retired       Mr. White is a director or  None
P.O. Box 199                                         (since 1994).              trustee of 16 investment
Upper Black Eddy, PA                                                            companies (consisting of
18972                                                                           33 portfolios) for which
                                                                                UBS Global AM or one of
                                                                                its affiliates serves as
                                                                                investment advisor,
                                                                                sub-advisor or manager.


----------
+ Each director holds office for an indefinite term. Each director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age.
++ Mrs. Alexander is deemed an "interested person" of the fund as defined in the Investment Company Act because an immediate family member is an employee of an affiliate of UBS Global AM.
+++ Professor Feldberg is deemed an "interested person" of the fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the fund may conduct transactions.

OFFICERS


                                             TERM OF OFFICE+
     NAME, ADDRESS,        POSITION(S) HELD   AND LENGTH OF           PRINCIPAL OCCUPATION(S)
       AND AGE                WITH FUND        TIME SERVED              DURING PAST 5 YEARS
-------------------------  ----------------  ---------------  ----------------------------------------
Joseph Allessie*; 40       Vice President    Since 2005       Mr. Allessie is a director and associate
                           and Assistant                      general counsel at UBS Global Asset
                           Secretary                          Management (US) Inc. and UBS Global
                                                              Asset Management (Americas) Inc.
                                                              (collectively, "UBS Global AM --
                                                              Americas region") (since 2005). Prior to
                                                              joining UBS Global AM -- Americas
                                                              region, he was senior vice president and
                                                              general counsel of Kenmar Advisory Corp.
                                                              (from 2004 to 2005). Prior to that Mr.
                                                              Allessie was general counsel and
                                                              secretary of GAM USA Inc., GAM
                                                              Investments, GAM Services, GAM Funds,
                                                              Inc. and the GAM Avalon Funds (from 1999
                                                              to 2004). Such entities are affiliates
                                                              of UBS Global AM -- Americas region.
                                                              Prior to joining GAM, Mr. Allessie was
                                                              Regulatory Officer to the State of New
                                                              Jersey, Department of Law and Public
                                                              Safety, Bureau of Securities (from 1993
                                                              to 1999). Mr. Allessie is a vice
                                                              president and assistant secretary of 20
                                                              investment companies (consisting of 75
                                                              portfolios) for which UBS Global AM --
                                                              Americas region or one of its affiliates
                                                              serves as investment advisor, sub-
                                                              advisor or manager.

W. Douglas Beck*; 38       President         Since 2005       Mr. Beck is an executive director and
                                                              head of product development and
                                                              management for UBS Global AM -- Americas
                                                              region (since 2002). From March 1998 to
                                                              November 2002, he held various positions
                                                              at Merrill Lynch, the most recent being
                                                              first vice president and co-manager of
                                                              the managed solutions group. Mr. Beck is
                                                              president of 20 investment companies
                                                              (consisting of 75 portfolios) for which
                                                              UBS Global AM -- Americas region or one
                                                              of its affiliates serves as investment
                                                              advisor, sub-advisor or manager, and was
                                                              vice president of such investment
                                                              companies from 2003 to 2005.

James Capezzuto*; 41       Vice President    Since 2004       Mr. Capezzuto is a director and
                           and Assistant                      associate general counsel at UBS Global
                           Secretary                          AM -- Americas region (since 2004).
                                                              Prior to joining UBS Global AM --
                                                              Americas region, he was senior vice
                                                              president, senior compliance manager at
                                                              Bank of America (from 2003 to 2004).
                                                              Prior to that he was general counsel at
                                                              Steinberg Priest & Sloane and prior to
                                                              that he was director and senior counsel
                                                              at Deutsche Asset Management (from 1996
                                                              to 2002). Mr. Capezzuto is a vice
                                                              president and assistant secretary of 20
                                                              investment companies (consisting of 75
                                                              portfolios) for which UBS Global AM --
                                                              Americas region or one of its affiliates
                                                              serves as investment advisor,
                                                              sub-advisor or manager.

                                             TERM OF OFFICE+
     NAME, ADDRESS,        POSITION(S) HELD   AND LENGTH OF           PRINCIPAL OCCUPATION(S)
       AND AGE                WITH FUND        TIME SERVED              DURING PAST 5 YEARS
-------------------------  ----------------  ---------------  ----------------------------------------
Thomas Disbrow*; 39        Vice President    Since 2000       Mr. Disbrow is a director, head of
                           and Treasurer     (Vice            retail mutual fund operations and
                                             President)       co-head of the mutual fund finance
                                             Since 2004       department of UBS Global AM -- Americas
                                             (Treasurer)      region. Prior to November 1999, he was a
                                                              vice president of Zweig/Glaser Advisers.
                                                              Mr. Disbrow is a vice president and
                                                              treasurer of 16 investment companies
                                                              (consisting of 33 portfolios) and vice
                                                              president and assistant treasurer of
                                                              four investment companies (consisting of
                                                              42 portfolios) for which UBS Global AM
                                                              -- Americas region or one of its
                                                              affiliates serves as investment advisor,
                                                              sub-advisor or manager.

Mark F. Kemper**; 47       Vice President    Since 2004       Mr. Kemper is general counsel of UBS
                           and Secretary                      Global AM -- Americas region (since July
                                                              2004). Mr. Kemper also is an executive
                                                              director of UBS Global AM -- Americas
                                                              region. He was deputy general counsel of
                                                              UBS Global Asset Management (Americas)
                                                              Inc. ("UBS Global AM -- Americas") from
                                                              July 2001 to July 2004. He has been
                                                              secretary of UBS Global AM -- Americas
                                                              since 1999 and assistant secretary of
                                                              UBS Global Asset Management Trust
                                                              Company since 1993. Mr. Kemper is
                                                              secretary of UBS Global AM -- Americas
                                                              region (since 2004). Mr. Kemper is vice
                                                              president and secretary of 20 investment
                                                              companies (consisting of 75 portfolios)
                                                              for which UBS Global AM -- Americas
                                                              region or one of its affiliates serves
                                                              as investment advisor, sub-advisor or
                                                              manager.

Joanne M. Kilkeary*; 37    Vice President    Since 2004       Ms. Kilkeary is an associate director
                           and Assistant                      (since 2000) and a senior manager (since
                           Treasurer                          2004) of the mutual fund finance
                                                              department of UBS Global AM -- Americas
                                                              region. Ms. Kilkeary is a vice president
                                                              and assistant treasurer of 16 investment
                                                              companies (consisting of 33 portfolios)
                                                              for which UBS Global AM -- Americas
                                                              region or one of its affiliates serves
                                                              as investment advisor, sub-advisor or
                                                              manager.

                                             TERM OF OFFICE+
     NAME, ADDRESS,        POSITION(S) HELD   AND LENGTH OF           PRINCIPAL OCCUPATION(S)
       AND AGE                WITH FUND        TIME SERVED              DURING PAST 5 YEARS
-------------------------  ----------------  ---------------  ----------------------------------------
Joseph T. Malone*; 37      Vice President    Since 2004       Mr. Malone is a director and co-head of
                           and Assistant                      the mutual fund finance department of
                           Treasurer                          UBS Global AM -- Americas region. From
                                                              August 2000 through June 2001, he was
                                                              the controller at AEA Investors Inc.
                                                              From March 1998 to August 2000, Mr.
                                                              Malone was a manager within the
                                                              investment management services practice
                                                              of PricewaterhouseCoopers LLC. Mr.
                                                              Malone is vice president and assistant
                                                              treasurer of 16 investment companies
                                                              (consisting of 33 portfolios) and vice
                                                              president, treasurer and principal
                                                              accounting officer of four investment
                                                              companies (consisting of 42 portfolios)
                                                              for which UBS Global AM -- Americas
                                                              region or one of its affiliates serves
                                                              as investment advisor, sub-advisor or
                                                              manager.

Michael H.                 Vice President    Since 2001       Mr. Markowitz is a managing director,
Markowitz**; 40                                               portfolio manager and head of U.S. short
                                                              duration fixed income of UBS Global AM
                                                              -- Americas region. Mr. Markowitz is a
                                                              vice president of five investment
                                                              companies (consisting of 21 portfolios)
                                                              for which UBS Global AM -- Americas
                                                              region or one of its affiliates serves
                                                              as investment advisor, sub-advisor or
                                                              manager.

Joseph McGill*; 43         Vice President    Since 2004       Mr. McGill is an executive director and
                           and Chief                          chief compliance officer at UBS Global
                           Compliance                         AM -- Americas region (since 2003).
                           Officer                            Prior to joining UBS Global AM --
                                                              Americas region, he was Assistant
                                                              General Counsel at J.P. Morgan
                                                              Investment Management (from 1999 to
                                                              2003). Mr. McGill is a vice president
                                                              and chief compliance officer of 20
                                                              investment companies (consisting of 75
                                                              portfolios) for which UBS Global AM --
                                                              Americas region or one of its affiliates
                                                              serves as investment advisor,
                                                              sub-advisor or manager.

Eric Sanders*; 39          Vice President    Since 2005       Mr. Sanders is a director and associate
                           and Assistant                      general counsel of UBS Global AM --
                           Secretary                          Americas region (since July 2005). From
                                                              1996 until June 2005, he held various
                                                              positions at Fred Alger & Company,
                                                              Incorporated, the most recent being
                                                              assistant vice president and associate
                                                              general counsel. Mr. Sanders is a vice
                                                              president and assistant secretary of 16
                                                              investment companies (consisting of 33
                                                              portfolios) for which UBS Global AM --
                                                              Americas region or one of its affiliates
                                                              serves as investment advisor,
                                                              sub-advisor or manager.

                                             TERM OF OFFICE+
     NAME, ADDRESS,        POSITION(S) HELD   AND LENGTH OF           PRINCIPAL OCCUPATION(S)
       AND AGE                WITH FUND        TIME SERVED              DURING PAST 5 YEARS
-------------------------  ----------------  ---------------  ----------------------------------------
Keith A. Weller*; 44       Vice President    Since 1995       Mr. Weller is an executive director and
                           and Assistant                      associate general counsel of UBS Global
                           Secretary                          AM -- Americas region. Mr. Weller is a
                                                              vice president and assistant secretary
                                                              of 20 investment companies (consisting
                                                              of 75 portfolios) for which UBS Global
                                                              AM -- Americas region or one of its
                                                              affiliates serves as investment advisor,
                                                              sub-advisor or manager.


----------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.
+ Officers of the fund are appointed by the directors and serve at the pleasure of the board.

               INFORMATION ABOUT DIRECTOR OWNERSHIP OF FUND SHARES

                                                     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                          REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                                        DIRECTOR FOR WHICH UBS FINANCIAL SERVICES INC.,
                             DOLLAR RANGE OF EQUITY   UBS GLOBAL AM OR AN AFFILIATE SERVES AS INVESTMENT
DIRECTOR                       SECURITIES IN FUND+              ADVISOR, SUB-ADVISOR OR MANAGER+
--------                     ----------------------  -----------------------------------------------------
INTERESTED DIRECTORS
Margo N. Alexander                $1 - $10,000                          Over $100,000
Meyer Feldberg                        None                              Over $100,000

INDEPENDENT DIRECTORS
Richard Q. Armstrong                  None                              Over $100,000
David J. Beaubien               $10,001 - $50,000                       Over $100,000
Richard R. Burt                       None                              Over $100,000
William D. White                      None                              Over $100,000


----------
+    Information regarding ownership is as of December 31, 2004.

                                   COMMITTEES


     The Corporation has an Audit Committee (formerly known as the Audit and Contract Review Committee) and a Nominating and Corporate Governance Committee. The members of the Audit Committee are currently the Independent Directors. Richard Q. Armstrong is chairperson of the Audit Committee. The following Independent Directors are members of the Nominating and Corporate Governance
Committee: Richard R. Burt (chairperson) and William D. White.

     The Audit Committee is responsible for, among other things overseeing the scope of the fund's audit, the quality and objectivity of the fund's financial statements, the fund's accounting and financial reporting policies and practices and its internal controls. In furtherance of its duties, the Committee also is responsible for, among other things: obtaining assurance from a fund's independent registered public accounting firm of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to a fund's qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting a fund's audit or determining whether a fund's financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside a fund.

     The Audit Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the fund's fiscal year ended June 30, 2005, the Audit Committee held five meetings.

     The fund's board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. The Nominating and Corporate Governance Committee is responsible for, among other things, selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Directors of the board; making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing other such corporate governance functions as the board may authorize. The Nominating and Corporate Governance Committee held five meetings during the fiscal year ended June 30, 2005. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard R. Burt, c/o the Secretary of the Corporation at c/o UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's RESUME or CURRICULUM VITAE, and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders.

    INFORMATION ABOUT INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES ISSUED BY
     UBS FINANCIAL SERVICES INC., UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH UBS FINANCIAL SERVICES INC. OR
                                  UBS GLOBAL AM

     As of December 31, 2004, the Independent Directors and their immediate family members did not own any securities issued by UBS Financial Services Inc., UBS Global AM or any company controlling, controlled by or under common control with UBS Financial Services Inc. or UBS Global AM.

                                  COMPENSATION


     Each Independent Director receives, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $70,000, and a $13,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Independent Directors who participate in previously scheduled in-person meetings by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Directors who participate in previously scheduled in-person meetings by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. The board's Chairman receives annually $30,000; the chairperson of the Audit Committee receives annually $25,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually $15,000; provided that, if a board member simultaneously holds more than one such position, he or she is paid only the higher of the fees otherwise payable for these positions. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense will be allocated pro rata based on the fund's relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half of the expense will be allocated equally according to the number of such funds (I.E., expense divided by number of funds). No officer, director or employee of UBS Financial Services Inc., UBS Global AM or one of their affiliates presently receives any compensation from the fund for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.


     The table below includes certain information relating to the compensation of the current board members and the compensation of those board members from all funds for which UBS Financial Services Inc., UBS Global AM or an affiliate served as an investment advisor, sub-advisor or manager during the periods indicated.

                               COMPENSATION TABLE+

                                                  AGGREGATE         TOTAL COMPENSATION FROM
                                                 COMPENSATION       THE CORPORATION AND THE
              NAME OF PERSON, POSITION       FROM THE CORPORATION*       FUND COMPLEX**
              ------------------------       ---------------------  -----------------------
         Richard Q. Armstrong, Director           $    38,270             $    150,875
         David J. Beaubien, Director              $    31,904             $    129,000
         Richard R. Burt, Director                $    31,904             $    127,000
         Meyer Feldberg, Director++               $    34,721             $    249,000
         William D. White, Director               $    31,904             $    129,000


----------

+ Only Independent Directors are compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor or manager; directors who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the UBS Global AM funds.
++ Until March 1, 2005, Professor Feldberg was an independent board member and was compensated as such by the funds for which UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager. Effective March 1, 2005, Professor Feldberg is an "interested person" of the fund due to his position as Senior Advisor with Morgan Stanley. As such, Professor Feldberg is no longer compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor, or manager.

* Represents fees paid to each director during the fiscal year ended June 30, 2005.

** Represents fees paid during the calendar year ended December 31, 2004 to each board member by: (a) 16 investment companies in the case of Messrs. Armstrong, Beaubien, Burt and White; and (b) 31 investment companies in the case of Mr. Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

      As of August 1, 2005, board members and officers owned in the aggregate less than 1% of the outstanding shares of the fund. UBS Financial Services Inc., 1285 Avenue of the Americas, New York, New York 10019-6028, owned of record all of the fund's shares as of August 1, 2005. None of the persons on whose behalf those shares were held was known by the fund to own beneficially 5% or more of the fund's shares.

   INVESTMENT ADVISORY, ADMINISTRATION AND PRINCIPAL UNDERWRITING ARRANGEMENTS

     INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. UBS Financial Services Inc. acts as the fund's investment advisor and administrator pursuant to a contract with the Corporation ("Advisory and Administration Contract"). Under the Advisory and Administration Contract, the fund pays UBS Financial Services Inc. a fee, computed daily and paid monthly, according to the following schedule:

                       AVERAGE DAILY NET ASSETS                ANNUAL RATE
                       ------------------------                -----------
         Up to $1 billion                                           0.50%
         In excess of $1.0 billion up to $1.5 billion               0.44
         Over $1.5 billion                                          0.36


     Services provided by UBS Financial Services Inc. under the Advisory and Administration Contract, some of which may be delegated to UBS Global AM, as discussed below, include the provision of a continuous investment program for the fund and supervision of all matters relating to the operation of the fund. Under the Advisory and Administration Contract, during the fiscal years ended June 30, 2005, 2004 and 2003, the fund paid (or accrued) to UBS Financial Services Inc. investment advisory and administrative fees in the amount of $10,457,895, $19,981,645, and $27,748,402, respectively.

     Under a contract with UBS Financial Services Inc., UBS Global AM serves as the fund's sub-advisor and sub-administrator ("Sub-Advisory and Sub-Administration Contract"). Under the Sub-Advisory and Sub-Administration Contract, UBS Financial Services Inc. (not the fund) pays UBS Global AM a fee, computed daily and paid monthly, at an annual rate of 0.08% of the fund's average daily net assets. Under the Sub-Advisory and Sub-Administration Contract (or a predecessor agreement), for the fiscal years ended June 30, 2005, 2004, and 2003, UBS Financial Services Inc. paid (or accrued) to UBS Global AM fees in the amount of $1,923,977, $3,969,936, and $5,549,680, respectively.


     Prior to March 1, 2004, an agreement that was superceded by the Sub-Advisory and Sub-Administration Contract between UBS Financial Services Inc. and UBS Global AM provided for a fee at an annual rate of 20% of the fee paid by the fund to UBS Financial Services Inc. under the Advisory and Administration Contract.

     Under the terms of the Advisory and Administration Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by UBS Financial Services Inc. General expenses of the Corporation not readily identifiable as belonging to the fund or to the Corporation's other series are allocated among series by or under the direction of the board of directors in such manner as the board deems fair and equitable. Expenses borne by the fund include the following (or the fund's share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by UBS Financial Services Inc.; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of fund shares under federal and state securities laws and the maintenance of such registrations and qualifications; (5) fees and salaries payable to the directors and officers who are not interested persons of the Corporation or UBS Financial Services Inc.;
(6) all expenses incurred in connection with the directors' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Corporation or the fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for those directors who are not interested persons of the Corporation; (11) charges of custodians, transfer agents and other agents; (12) expenses of setting in type and printing prospectuses and statements of additional information and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders and costs of mailing such materials to existing shareholders; (13) any extraordinary expenses

(including fees and disbursements of counsel) incurred by the fund; (14) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (15) 50% of the cost of printing and mailing UBS Financial Services Inc. monthly statements; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to the directors and officers; and (18) costs of mailing, stationery and communications equipment.

     The Advisory and Administration Contract and Sub-Advisory and Sub-Administration Contract (collectively, "Contracts") noted above provide that UBS Financial Services Inc. or UBS Global AM, as the case may be, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Financial Services Inc. or UBS Global AM in the performance of its duties or from its reckless disregard of its duties and obligations thereunder.

     The Contracts are terminable by vote of the fund's board or by the holders of a majority of the outstanding voting securities of the fund at any time without penalty, on 60 days' written notice to UBS Financial Services Inc. or UBS Global AM as the case may be. The Advisory and Administration Contract is also terminable without penalty by UBS Financial Services Inc. on 60 days' written notice to the Corporation, and the Sub-Advisory and Sub-Administration Contract is terminable without penalty by UBS Financial Services Inc. or UBS Global AM on 60 days' written notice to the other party to the agreement. The Contracts terminate automatically upon their assignment, and the Sub-Advisory and Sub-Administration Contract also automatically terminates upon the assignment of the Advisory and Administration Contract.


        BOARD APPROVAL OF THE ADVISORY AND ADMINISTRATION CONTRACT AND
                SUB-ADVISORY AND SUB-ADMINISTRATION CONTRACT

     BACKGROUND. At a meeting of the fund's board on July 20, 2005, the board members, including the fund's Independent Directors, considered and approved the continuance of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract. In preparing for the meeting, the board members had requested and received information from UBS Financial Services Inc. and UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information concerning UBS Financial Services Inc. and UBS Global AM, as well as the advisory, sub-advisory, administrative, sub-administrative and distribution arrangements for the fund, certain portions of which are discussed below.
The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract. Subsequently, the Chairman of the board and independent legal counsel to the Independent Directors met with management representatives to discuss generally how information would be provided at the board meeting.
The Independent Directors also met for several hours the evening before the board meeting and met again after management's presentation was completed to review the disclosure that had been presented to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration, distribution and service agreements.

     BOARD APPROVAL OF ADVISORY AND ADMINISTRATION CONTRACT AND SUB-ADVISORY AND SUB-ADMINISTRATION CONTRACT. In approving the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract, the board, including the Independent Directors, considered the following factors:

     NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE ADVISORY AND ADMINISTRATION CONTRACT AND THE SUB-ADVISORY AND SUB-ADMINISTRATION
CONTRACT. The board received and considered information regarding the nature, extent and quality of management and sub-advisory services provided to the fund by UBS Financial Services Inc. under the Advisory and Administration Contract and UBS Global AM under the Sub-Advisory and Sub-Administration Contract, respectively, during the past year. The board also received a description of the administrative and other services rendered to the fund and its shareholders by management, including in particular UBS Financial Services Inc.'s oversight of UBS Global AM's provision of sub-advisory and sub-administration services. The board noted that information received at regular meetings throughout the year related to the services rendered by UBS Financial Services Inc. concerning the management of the fund's affairs and UBS Financial Services Inc.'s role in overseeing UBS Global AM's provision of sub-advisory and sub-administrative services to the fund and management's role in coordinating providers of other services to the fund, including custody, accounting and transfer agency services. The board's evaluation of the services provided by UBS Financial Services Inc. and UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS fund complex, including the scope and quality of UBS Financial Services Inc.'s and UBS Global AM's investment management, sub-advisory and other capabilities and the quality of management's administrative, sub-administrative and other services. The board observed that the scope of services provided by management had expanded over time as a result of regulatory and other developments, including maintaining and monitoring UBS Global AM's own and the fund's expanded compliance programs.

     The board had available to it the qualifications, backgrounds and responsibilities of the fund's senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the fund and recognized that many of these persons report to the board regularly, some at every board meeting. The board also considered, based on its knowledge of UBS Financial Services Inc., UBS Global AM and their affiliates, the financial resources available to management and its parent organization, UBS AG.

     The board reviewed how transactions in fund assets are effected. While UBS Global AM's brokerage policies and practices, the standards applied in seeking best execution, UBS Global AM's policies and practices regarding soft dollars, the use of a broker affiliated with UBS Financial Services Inc. and UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures were available to the board, many of these policies and practices were deemed not applicable to the management of a money market fund's portfolio. In addition, management also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation arrangements.

     The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract.

     FUND PERFORMANCE. The board received and considered performance information of the fund compared to other funds (the "Performance Universe") selected by Lipper, Inc. ("Lipper"), an independent provider of investment company data, over the one-, three-, five- and 10-year periods ended May 31, 2005. The board was provided with a description of the methodology Lipper used to determine the similarity of the fund with the funds included in the Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the fund's performance.

     The comparative Lipper information showed that the fund's performance was consistently in the third quintile for the one-, three-, five-year and 10 year periods shown. Based on its review, the board concluded that the fund's investment performance was satisfactory.

     MANAGEMENT FEES AND EXPENSE RATIOS. The board reviewed and considered the contractual management fee (the "Contractual Management Fee") (0.447% after the imposition of breakpoints, which are discussed further below) payable by the fund to UBS Financial Services Inc. in light of the nature, extent and quality of the management and administrative services provided by UBS Financial Services Inc. The board also reviewed and considered the actual fee rate paid by the fund (the "Actual Management Fee") (0.396%).

     Additionally, the board received and considered information comparing the fund's Contractual Management Fee, Actual Management Fee and overall expenses with those of other funds in a group of funds selected and provided by Lipper (the "Expense Group"). The board also received information on UBS Global Asset Management (Americas) Inc.'s (an affiliate of both UBS Financial Services Inc. and UBS Global AM) standard institutional account fees for short-term fixed income-type accounts. The board noted that these fees were lower than the Contractual and Actual Management Fees (which Contractual and Actual Management Fees reflect the aggregate of fees payable to UBS Financial Services Inc. and the sub-advisory and sub-administration fees payable to UBS Global AM), but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts, the differences in the levels of services required by mutual funds and such accounts and the memorandum provided by the fund's legal counsel discussing court decisions regarding the limited usefulness of such comparisons. Management also discussed with the board the fund's distribution arrangements. The board noted that UBS Global AM is the principal distributor of the fund's shares and has appointed UBS Financial Services Inc. as a dealer for the sale of the fund's shares, and that the fund pays UBS Global AM a monthly service fee at the annual rate of up to 0.15% of the fund's average daily net assets for providing certain shareholder services and that, currently, the amount paid UBS Global AM is 0.125% of average daily net assets.

     The comparative Lipper information showed that the fund's Contractual Management Fee and Actual Management Fee were each in the third quintile of the funds in their Expense Group (I.E., fifth lowest of nine for the comparison periods utilized in the Lipper report). The board also noted that the fund's total expenses of 0.794% was sixth lowest in its Expense Group for the comparison period utilized in the Lipper report, placing it in the fourth quintile for its Expense Group. Management explained that a primary reason for the fund's relatively higher total expenses than those of most of the funds in its Expense Group was that the fund's transfer agency fees were higher than most of the others in its Expense Group. This was due primarily to the nature of the fund in that it was primarily used as a sweep vehicle for retirement accounts and had a large number of relatively small accounts. This increased relative transfer agency expenses as the fund bore transfer agency expenses primarily on a per shareholder account basis.

     The board did not receive comparative information from Lipper with respect to the fund's sub-advisory and sub-administration fee (the "Sub-advisory Fee"). The board noted that the compensation paid to UBS Global AM is paid by UBS Financial Services Inc., not the fund, and, accordingly, that the retention of UBS Global AM does not increase the fees otherwise incurred by the fund's shareholders.

     Taking all of the above into consideration, the board determined that the Management Fee and the Sub-advisory Fee were reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract, respectively.

     UBS FINANCIAL SERVICES INC. PROFITABILITY. The board received and considered a profitability analysis of UBS Financial Services Inc. and its affiliates in providing services to the fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. In addition, the board received information with respect to the allocation methodologies used in preparing this profitability data. The board also received information about UBS Financial Services Inc.'s profitability in comparison with the limited available industry data. UBS Financial Services Inc.'s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the fund.

     ECONOMIES OF SCALE. The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the fund, whether the fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The board considered whether economies of scale in the provision of services to the fund were being passed along to the shareholders.

     The board noted that the fund's Management Fee contained breakpoints. The board considered that the fund's asset level exceeded the breakpoints and, as a result, the fund and its shareholders realized certain economies of scale because the total expense ratio of the fund was lower than if no breakpoints had been in place. Accordingly, the board determined that economies of scale were passed on to shareholders in the form of breakpoints to the Contractual Management Fee. The board also noted that as the fund's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for directors, auditors and legal fees, become a smaller percentage of overall assets. The board also noted that the fund's Sub-advisory Fee did not contain breakpoints but also that, as the Sub-advisory Fee is paid by UBS Financial Services Inc., not the fund, separate considerations of economies of scale with respect to the Sub-advisory Fee were not relevant.

     Generally, in light of UBS Financial Services Inc.'s profitability data, the Actual (as well as Contractual) Management Fee and the breakpoints currently in place, the board believed that UBS Financial Services Inc.'s sharing of current economies of scale with the fund was acceptable.

     OTHER BENEFITS TO UBS FINANCIAL SERVICES INC. AND UBS GLOBAL AM. The board considered other benefits received by UBS Financial Services Inc., UBS Global AM and their affiliates as a result of their relationship with the fund, including the opportunity to offer additional products and services to fund shareholders.

     In light of the costs of providing investment management, sub-advisory, administrative, sub-administrative and other services to the fund and UBS Financial Services Inc.'s and UBS Global AM's ongoing commitment to the fund, the profits and other ancillary benefits that UBS Financial Services Inc. and its affiliates received were considered reasonable.

     In light of all of the foregoing, the board approved the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract to continue for another year.

     No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract in a private session with their independent legal counsel at which no representatives of UBS Financial Services Inc. or UBS Global AM were present.



     TRANSFER AGENCY RELATED SERVICES. UBS Financial Service Inc. provides transfer agency related services to the fund pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the fund's transfer agent, and is compensated for these services by PFPC, not the fund.

     For the year ended June 30, 2005, UBS Financial Services Inc. received from PFPC, not the fund, $3,641,993 of the total transfer agency and related services fees paid by the fund to PFPC.

     SECURITIES LENDING. During the fiscal years ended June 30, 2005, 2004 and 2003, the fund earned $1,430, $87,613 and $57,534, respectively, for lending its securities. The fund's lending agent was UBS Securities LLC (or UBS Financial Services Inc., which provided such service prior to UBS Securities LLC). During the fiscal years ended June 30, 2005, 2004 and 2003, the fund paid (or accrued) $503, $30,405 and $19,337, respectively, to UBS Securities LLC (or UBS Financial Services Inc.) for its services as securities lending agent.


     PRINCIPAL UNDERWRITING ARRANGEMENTS. UBS Global AM acts as the fund's principal underwriter pursuant to a principal underwriting contract with the fund ("Principal Underwriting Contract"). The Principal Underwriting Contract requires UBS Global AM to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. UBS Global AM may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares. As of the date of this SAI, UBS Global AM has entered into a dealer agreement with UBS Financial Services Inc. UBS Global AM is located at 51 West 52nd Street, New York, New York 10019-6114.

     Under a service plan adopted by the Corporation in the manner prescribed by Rule 12b-1 under the Investment Company Act ("Plan"), the fund pays UBS Global AM a service fee, computed daily and paid monthly, for providing certain shareholder services. The Plan authorizes the fund to pay UBS Global AM the service fee at an annual rate of up to 0.15% of its average daily net assets. The fund currently pays service fees to UBS Global AM at the annual rate of 0.125% of average net assets. Any increase from the 0.125% annual rate would require prior approval of the board.

     UBS Global AM uses the 12b-1 service fee to pay dealers for shareholder servicing. The fee is also used to offset a dealer's other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the dealer's branch office from which its employees provide these services, such as rent, communications equipment, employee salaries and other overhead costs.

     During the period they are in effect, the Plan and the Principal Underwriting Contract obligate the fund to pay the 12b-1 service fee to UBS Global AM as compensation for its service activities and not as reimbursement for specific expenses incurred. Thus, even if UBS Global AM's expenses exceed its 12b-1 service fee, the fund will not be obligated to pay more than the fee, and if UBS Global AM's expenses are less than the fee, it will retain its full fee and realize a profit. The fund will pay the 12b-1 service fee to UBS Global AM until either the Plan or the Principal Underwriting Contract is terminated or not renewed. In that event, UBS Global AM's

12b-1 service expenses in excess of 12b-1 service fees received or accrued through the termination date will be UBS Global AM's sole responsibility and not obligations of the fund.

     Among other things, the Plan provides that (1) UBS Global AM will submit to the board at least quarterly, and the directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those directors who are not "interested persons" of the Corporation and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the fund's outstanding shares and (4) while the Plan remains in effect, the selection and nomination of directors who are not "interested persons" of the Corporation shall be committed to the discretion of the directors who are not "interested persons" of the Corporation.


     During the fiscal year ended June 30, 2005, the fund paid or accrued to UBS Global AM service fees of $3,006,213. For the same period, UBS Global AM and UBS Financial Services Inc. estimate that they incurred expenses of $3,931,498 in servicing fund shareholders. UBS Global AM estimates that these expenses were incurred as follows: (a) allocated costs related to shareholder servicing $3,329,333; (b) service fees to Financial Advisors $240,498; and
(c) RMA Service Center costs -- $361,667.


     "Allocated costs" include various internal costs allocated by UBS Financial Services Inc. to its efforts at providing certain shareholder and account maintenance services as dealer for the fund. These internal costs encompass office rent, salaries and other overhead expenses of various UBS Financial Services Inc. departments and areas of operations.

     In approving the continuance of the Plan, the board considered all features of the distribution and shareholder servicing system for the fund, including (1) UBS Global AM's view that the payment of service fees at the annual rate of 0.01% of the average daily net assets of the fund held in shareholder accounts serviced by Financial Advisors and correspondent firms was attractive to such Financial Advisors and correspondent firms and would result in greater growth of the fund than might otherwise be the case, (2) the extent to which fund shareholders might benefit from economies of scale resulting from growth in the fund's assets and shareholder account size and the potential for continued growth, (3) the services provided to the fund and its shareholders by UBS Global AM pursuant to the Principal Underwriting Contract, (4) UBS Global AM's expenses and costs under the Plan as described above and (5) the fact that the expense to the fund of the Plan could be offset if the Plan is successful by the lower advisory fee rates that are triggered as assets reach higher levels.

     The board also considered the benefits that would accrue to UBS Global AM under the Plan in that UBS Global AM would receive service and sub-advisory fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan is successful and the fund attains and maintains increased asset levels.

     UBS Global AM may also make cash and non-cash payments to broker-dealers and other financial intermediaries (collectively, "Financial Intermediaries"), subject to UBS Global AM's internal policies and procedures. UBS Global AM provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM. UBS Global AM also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM's internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM's headquarters or other appropriate locations and may include reimbursement of travel expenses (I.E., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM's internal policies and procedures, UBS Global AM may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM's promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with UBS Global AM and may be paid by UBS Global AM for providing sub-transfer agency and other services.

                             PORTFOLIO TRANSACTIONS

     The fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

     For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

     Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

     During the fiscal years ended June 30, 2005, 2004, and 2003, the fund paid no brokerage commissions. Therefore, the fund has not allocated any brokerage transactions for research, analysis, advice and similar services.

     Investment decisions for the fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and such other account(s) as to amount in a manner deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.

     As of June 30, 2005, the fund owned securities issued by the following companies which are regular broker-dealers for the fund:


ISSUER                                  TYPE OF SECURITY                  VALUE
------                            -------------------------------    ---------------
Credit Suisse First Boston        Certificate of Deposit             $    50,000,000
Morgan Stanley                    Short-Term Corporate Obligation         37,002,982


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION;
                             FINANCIAL INSTITUTIONS

     ADDITIONAL PURCHASE INFORMATION. The fund may, subject to approval by the board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund's shares at the time the transaction occurs. The fund may accept or reject any such securities in its discretion.

     ADDITIONAL REDEMPTION INFORMATION. The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or
(b) it is not reasonably practicable for such fund fairly to determine the value of its net assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time; although the fund attempts to maintain a constant net asset value of $1.00 per share.

     FINANCIAL INSTITUTIONS. The fund may authorize financial institutions and their delegates or agents to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The fund will be deemed to have received these purchase and redemption orders when such an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions and their delegates or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

                               VALUATION OF SHARES

     The fund uses its best efforts to maintain its net asset value at $1.00 per share. The fund's net asset value per share is typically determined by its custodian, State Street Bank and Trust Company ("State Street"), as of noon, Eastern time, on each Business Day. A "Business Day" means any day on which State Street's Boston offices, and the New York City offices of UBS Global AM and UBS Financial Services Inc.'s bank, The Bank of New York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

     The fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

     The board has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for the fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality under the Rule and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

     In determining the approximate market value of portfolio investments, the fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                                      TAXES


     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Sub-chapter M of the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) and must meet several additional requirements. Among these requirements are the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, net income derived from an interest in a qualified publicly traded partnership and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets nor 10% of the voting securities of such issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer, in two or more issuers that the fund controls and which are engaged in the same or similar trades or businesses or of one or more qualified publicly traded partnerships.


     By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the portion of its investment company taxable income and net capital gain that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year. If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions as dividends (that is, ordinary income) to the extent of the fund's current and accumulated earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

     TAXES ON FUND DISTRIBUTIONS. Distributions of investment company taxable income are taxable to you, whether paid in cash or reinvested in fund shares. Distribution of net investment income received by the fund from investments in debt securities and any net realized short-term capital gains distributed by the fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations. Due to its investment strategy, the fund will not typically derive net long-term capital gains.

     Although current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on certain qualifying dividend income, distributions from funds such as the fund investing primarily in bonds and other debt instruments will not generally qualify for the lower tax rates.

                                OTHER INFORMATION

     VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Corporation may elect all its board members. The shares of each series of the Corporation will be voted separately, except when an aggregate vote of all the series is required by law.

     The Corporation does not hold annual meetings. There normally will be no meetings of shareholders to elect directors unless fewer than a majority of the directors holding office have been elected by shareholders. The directors are required to call a meeting of shareholders when requested in writing to do so by the shareholders of record holding at least 25% of the Corporation's outstanding shares.

     CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 2 Avenue De Lafayette, Boston, MA 02206-5501, serves as custodian and recordkeeping agent for the fund. PFPC Inc., a subsidiary of PNC Bank, N.A., located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as the fund's transfer and dividend disbursing agent.

     PRIOR NAMES. Prior to June 9, 2003, the Corporation was known as UBS PaineWebber RMA Money Fund Inc., and the fund was known as UBS PaineWebber Retirement Money Fund. Prior to April 16, 2001, the Corporation was known as PaineWebber RMA Money Fund Inc., and the fund was known as PaineWebber Retirement Money Fund.

     COUNSEL. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the fund. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent Directors.

     AUDITORS. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as the fund's independent registered public accounting firm.

                              FINANCIAL STATEMENTS

     The fund's Annual Report to Shareholders for its fiscal year ended June 30, 2005 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of Ernst & Young LLP appearing therein are incorporated herein by this reference.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUND AND ITS PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


                            UBS RETIREMENT MONEY FUND

                                             Statement of Additional Information

                                                                 August 30, 2005



(C)2005 UBS Financial Services Inc. All rights reserved.